EXHIBIT 10.3

OFFICE LEASE

HAMILTON LANDING
NOVATO, CALIFORNIA 94949

Landlord:
HAMILTON MARIN, LLC,
a California limited liability company

and

Tenant:
RAPTOR PHARMACEUTICAL CORP.,
a Delaware corporation

Dated:  April 18, 2013

SMRH:408132151.11

HAMILTON LANDING

 SUMMARY OF BASIC LEASE INFORMATION
The undersigned hereby agree to the following terms of this Summary of Basic Lease Information (the "Summary").  This Summary is hereby incorporated into and made a part of the attached Office Lease ("Office Lease") (this Summary and the Office Lease to be known collectively as the "Lease") which pertains to the "Project" (as that term is defined in the Office Lease) located at Hamilton Landing, Novato, California 94949.  Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term.  In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail.  Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.
TERMS OF LEASE (References are to the Office Lease) 1. Date:	DESCRIPTION April 18, 2013
2. Landlord:	Hamilton Marin, LLC, a California limited liability company
3. Address of Landlord: (Section 20.28)	c/o Barker Pacific Group, Inc. Three Hamilton Landing Suite 200 Novato, California 94949 Attention: Richard J. Johnson
4. Tenant:	RAPTOR PHARMACEUTICAL CORP., a Delaware corporation
5. Address of Tenant; (Section 20.28)	Prior to the commencement of the Temporary Space Term: 9 Commercial Boulevard, Suite 200 Novato, California 94949 Attention: Georgia Erbez

Following the commencement of the Temporary Space Term:

5 Hamilton Landing, Suite 100
Novato, California 94949
Attention:  Georgia Erbez

Following Lease Commencement Date:

7 Hamilton Landing, Suite 100
Novato, California 94949
Attention:  Georgia Erbez

6. Building; Premises (Article 1):
6.1 Building:	Approximately 60,691 square feet of Rentable Area 7 Hamilton Landing Novato, California 94949

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6.2 Premises:
Approximately 30,989 square feet of Rentable Area located on the first and second floor of the Building as set forth in Exhibit A attached hereto.  The portion of the Premises on the first floor contains 18,187 square feet of Rentable Area and the portion of the Premises on the second floor contains 12,802 square feet of Rentable Area.

7. Term (Article 3):
7.1 Lease Term:	Seven (7) years and three (3) months.

7.2 Lease Commencement Date:
The earlier of (i) fifteen (15) days after the date of Substantial Completion (as defined in Exhibit C) of the Tenant Improvements (as defined in Exhibit C) by Landlord [(subject to acceleration pursuant to Section 4 of Exhibit C attached to the Office Lease) and delivery of possession of the Premises to Tenant and (ii) the date Tenant commences business in the Premises.

7.3 Lease Expiration Date:	The last day of the calendar month in which the date that is seven (7) years and three (3) months after the Lease Commencement Date occurs.
8. Base Rent (Article 4):

Months	Annual Base Rent	Monthly Installment of Base Rent	Monthly Rental Rate per Square Foot of Rentable Area

01 - 03	Abated*	Abated*	Abated*
04 - 12	$855,296.40	$71,274.70	$2.30
13 - 24	$881,327.16	$73,443,93	$2.37
25 - 36	$907,357.92	$75,613.16	$2.44
37 - 48	$933,388.68	$77,782.39	$2.51
49 - 60	$963,138.12	$80,261.51	$2.59
61 - 72	$992,887.56	$82,740.63	$2.67
73 - Expiration of initial Lease Term	$1,022,637.00	$85,219,75	$2.75

*            As an inducement to Tenant entering into this Lease, Base Rent in the amount of $71,274.70 per month shall be abated for the first three (3) months after the Commencement Date.  The amount of Base Rent set forth in the foregoing table for that period reflects that rent abatement.  During such abatement period, Tenant shall still be responsible for the payment of all of its other monetary obligations under the Lease.

9. Additional Rent (Article 4)
9.1 Base Year	Calendar year 2014
9.2 Tenant's Percentage Share:	Approximately 51.06%.
10. Security Deposit (Article 4):	$85,220.00.

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11. Parking Passes (Section 20.18):
Three and six-tenths (3.6) unreserved parking passes non-designated parking spaces per each one thousand (1,000) square feet of Rentable Area within the Premises (rounding to the nearest whole number of parking spaces in the event the Rentable Area of the Premises is not evenly divisible by one thousand (1,000)), which parking spaces shall be located within the unreserved common parking areas of the Project, without charge during the Lease Term.

12. Brokers (Section 20.15):	Cornish & Carey Commercial Newmark – Knight Frank, as Landlord's Agent Cornish & Carey Commercial Newmark – Knight Frank, as Tenant's Agent
13. Use:	General office and laboratory use (including administration, marketing, research and related office uses).

SMRH:408132151.11

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The foregoing terms of this Summary are hereby agreed to by Landlord and Tenant.

"LANDLORD":
HAMILTON MARIN, LLC,
 a California limited liability company
By:            Barker Pacific Group, Inc.,
            a Delaware corporation,
            Its Authorized Signatory

By:  /s/ Michael D. Barker
                          Michael D. Barker,
                          Managing Director
"TENANT":
RAPTOR PHARMACEUTICAL CORP.,
a Delaware corporation

By:  /s/ Georgia Erbez
Print Name:  Georgia Erbez
Its:  CFO

SMRH:408132151.11

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HAMILTON LANDING
OFFICE LEASE
TABLE OF CONTENTS
Page
ARTICLE 1 PROJECT, BUILDING AND PREMISES
1.1	Project, Building and Premises
1.2	Condition of the Premises
1.3	Common Areas
1.4	Landlord's Reserved Rights in Premises and Common Areas
1.5	Rentable Area
1.6	Tenant's Percentage Share
ARTICLE 2 PLANS AND CONSTRUCTION
ARTICLE 3 TERM; USE; COMPLIANCE WITH LAWS
3.1	Commencement of Term
3.2	General Use and Compliance with Laws
3.3	Extension Option
ARTICLE 4 RENT
4.1	Rent
4.2	Rent Adjustment.
4.3	Definitions
4.4	Operating Expenses
4.5	Monthly Rent Payments
4.6	Additional Rent
4.7	No Deduction or Offset
4.8	Late Payment and Interest
4.9	Security Deposit
ARTICLE 5 SERVICES AND UTILITIES
5.1	Basic Services
5.2	Over Standard Use
5.3	Separate Metering
5.4	Additional Services
5.5	Interruption of Use
5.6	Keys and Locks
5.7	Tenant Security System
ARTICLE 6 REPAIRS
6.1	Tenant's Repairs
6.2	Landlord's Repairs
6.3	Entry

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ARTICLE 7 ALTERATIONS
7.1	Landlord's Consent to Alterations
7.2	Manner of Construction
7.3	Payment for Improvements
7.4	Landlord's Property and Fixtures
ARTICLE 8 COVENANT AGAINST LIENS
ARTICLE 9 INSURANCE
9.1	Landlord Coverage
9.2	Tenant Coverage
9.3	General Insurance Requirements
9.4	Indemnification and Waiver
ARTICLE 10 DAMAGE AND DESTRUCTION
10.1	Repair of Damage to Premises by Landlord
10.2	Landlord's Option to Repair
10.3	Waiver of Statutory Provisions
ARTICLE 11 NON-WAIVER
ARTICLE 12 EMINENT DOMAIN
12.1	Taking
12.2	Temporary Taking
12.3	Certain Waivers
ARTICLE 13 ASSIGNMENT AND SUBLETTING
13.1	Transfers
13.2	Landlord's Consent
13.3	Landlord's Option as to Subject Space
13.4	Transfer Premium
13.5	Effect of Transfer
13.6	Additional Transfers
13.7	Non-Transfers
ARTICLE 14 SURRENDER OF PREMISES; TRADE FIXTURES
14.1	Surrender of Premises
14.2	Removal of Tenant Property by Tenant
ARTICLE 15 HOLDING OVER
ARTICLE 16 ESTOPPEL, SUBORDINATION AND ATTORNMENT
16.1	Estoppel Certificate
16.2	Subordination

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ARTICLE 17 DEFAULTS; REMEDIES
17.1	Events of Default
17.2	Landlord's Remedies
17.3	No Waiver
17.4	Landlord Default
ARTICLE 18 GRAPHICS
18.1	General
18.2	Building Directory
18.3	Prohibited Signage and Other Items
ARTICLE 19 LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT
19.1	Landlord's Cure
19.2	Tenant's Reimbursement
ARTICLE 20 MISCELLANEOUS PROVISIONS
20.1	Terms
20.2	Binding Effect
20.3	Easements
20.4	No Light, Air or View Easement
20.5	Authorization
20.6	Accord and Satisfaction
20.7	Peaceful Enjoyment
20.8	Limitation of Liability
20.9	Time, Calendar Year; Calendar Days
20.10	Severability
20.11	Applicable Law
20.12	Submission of Lease
20.13	Rules and Regulations
20.14	No Nuisance
20.15	Broker
20.16	Modification for Lender
20.17	Recording
20.18	Parking Facilities
20.19	No Merger
20.20	Amendment
20.21	Financial Statements
20.22	Hazardous Substances; Indemnification.
20.23	Entire Agreement
20.24	Force Majeure
20.25	Waiver of Redemption
20.26	Joint and Several
20.27	Notices
20.28	Attorneys' Fees
20.29	Independent Covenants
20.30	Project Name and Signage
20.31	Transportation Management
20.32	No Discrimination
20.33	OFAC
20.34	ERISA
20.35	Confidentiality
20.36	Lien Waive

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ARTICLE 21 TENANT'S RIGHT OF FIRST OFFER
ARTICLE 22 TEMPORARY SPACE.

SMRH:408132151.11

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HAMILTON LANDING

OFFICE LEASE
This Office Lease, which includes the preceding Summary of Basic Lease Information (the "Summary") attached hereto and incorporated herein by this reference (the Office Lease and Summary to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Article 1 of the Summary, is made by and between HAMILTON MARIN, LLC, a California limited liability company ("Landlord"), and RAPTOR PHARMACEUTICAL CORP., a Delaware corporation ("Tenant").
ARTICLE 1
PROJECT, BUILDING AND PREMISES
1.1            Project, Building and Premises.  Upon and subject to the terms, covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Article 6 of the Summary (the "Premises"), which Premises are located in the "Project" (as that term is defined in this Section 1.1).  The outline of the floor plan of the Premises is set forth in Exhibit A attached hereto and made a part hereof.  The Premises are a part of the Project commonly known as "Hamilton Landing", in Novato, California 94949.  The land on which such Project is located is more particularly described in Exhibit B attached hereto and made a part hereof.  The building in which the Premises is located (the "Building"), the other buildings within Hamilton Landing, the land and other improvements surrounding the Building and such other buildings which are designated from time to time by Landlord as common areas appurtenant to or servicing the Building and such other buildings, and the land upon which any of the foregoing are situated, are herein sometimes collectively referred to as the "Project."  Tenant is hereby granted the right to the nonexclusive use of (a) the common corridors and hallways, stairwells, elevators, restrooms within the Building, and (b) the other public or common areas located within the Project outside of the buildings therein; provided, however, that the manner in which such public and common areas are maintained and operated shall be at the sole discretion of Landlord but consistent with Comparable Buildings and the use thereof shall be subject to the Rules and Regulations (as defined below).  Landlord reserves the right to make alterations or additions to or to change the location of elements of the Project and the common areas thereof.  Except when and where Tenant's right of access is specifically excluded in this Lease and subject to Governmental Requirements (as defined below), Tenant shall have the right of access to the Premises twenty-four (24) hours per day, seven (7) days per week during the Lease Term.

1.2            Condition of the Premises.  Except as specifically set forth in this Lease and in the Work Letter attached hereto as Exhibit C and made a part hereof (the "Work Letter"), Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises.  Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Premises or the Project except as specifically set forth in this Lease and the Work Letter.

1.3            Common Areas.  Appurtenant to the Premises and subject to the Rules and Regulations, Tenant shall have the right to the use of the following common areas ("Project Common Areas"):
(a)
Building Common Area.  The common stairways, corridors and accessways, vending or mail areas, lobbies and foyers, entrances, stairs, elevators, restrooms, janitorial, telephone, mechanical and electrical rooms and any passageways thereto, and the common pipes, ducts, conduits, wires and appurtenant equipment serving the Premises.

(b)
Land Common Area.  The common walkways and sidewalks necessary for access to the Project and the outdoor courtyards.  Tenant's acceptance of the Premises shall constitute an acknowledgment and acceptance of the various temporary inconveniences that may be associated with the use of the Project Common Areas, provided such temporary inconveniences do not materially adversely affect Tenant's use of the Premises for the Use, Tenant's access to the Premises or Tenant's parking set forth in Article 11 of the Summary.

(c)
Parking.  Tenant is hereby granted the right to use three and six-tenths (3.6) non-designated parking spaces per each one thousand (1,000) square feet of Rentable Area within the Premises (rounding to the nearest whole number of parking spaces in the event the Rentable Area of the Premises is not evenly divisible by one thousand (1,000)), which parking spaces shall be located within the unreserved common parking areas of the Project, all in accordance with Section 20.18 below.

(d)
Declaration.  On or before the Lease Commencement Date, Landlord shall record against the entire Project a Declaration and Establishment of Protective Covenants, Conditions and Restrictions and Grant of Easements (the "Declaration").  Among other provisions, the Declaration will provide for the operation, repair and maintenance of the Land Common Area and the allocation of the cost of the operation, repair and maintenance of the Land Common Area among the owners of the various parcels that comprise the Project.

1.4            Landlord's Reserved Rights in Premises and Common Areas.  Landlord reserves the right from time to time:
(a)
Building Changes.  To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment in the Premises which are so located or located elsewhere outside the Premises.

(b)
Boundary Changes.  To change the lines of the lot on which the Building stands (the "Lot") and to make other reasonable changes and grant others rights thereto, including without limitation the granting of easements, rights of way and rights of ingress and egress and similar rights to users of parcels adjacent to the Lot.

(c)	Facility Changes. To alter or relocate any other common areas or facilities associated with the Project.
In connection with exercising its rights under this Section 1.4, Landlord shall use commercially reasonable efforts to not materially adversely affect Tenant's use of the Premises for the Use, Tenant's access to the Premises, or Tenant's parking set forth in Article 11 of the Summary.
1.5            Rentable Area.  As used in this Lease, "Rentable Area" and "Usable Area" shall be measured in accordance with Building Owners and Managers Association Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996) (the BOMA standards").  The Rentable Area of the Premises and the Rentable Area of the Building have been calculated on the basis of the foregoing definition and, subject to the provisions of Section 1.6, are hereby stipulated for all purposes hereof to be the amounts stated in the Summary.  There shall not be any change in the rentable area of the Building or Premises set forth in this Lease unless there is a physical expansion or reduction to the Building or Premises, in which event the Building or Premises, as applicable, shall be subject to remeasurement in accordance with BOMA Standards.

1.6            Tenant's Percentage Share.  The term "Tenant's Percentage Share" shall mean the percentage figure specified in the Summary which represents the ratio that the Rentable Area of the Premises bears to one hundred percent (100%) of the Rentable Area of the Building.  In the event Tenant's Percentage Share is changed during a calendar year by reason of a change in the Rentable Area of the Premises or a change in the total Rentable Area of the Building or leased portion thereof, Tenant's Percentage Share shall be re-calculated pursuant to the aforementioned formula and shall be determined on the basis of the number of days during such calendar year at each such percentage.

ARTICLE 2
PLANS AND CONSTRUCTION
The design and construction of, and payment for, the "Tenant Improvements" (as defined in the Work Letter) shall be governed by the provisions of the Work Letter.
ARTICLE 3
TERM; USE; COMPLIANCE WITH LAWS
3.1            Commencement of Term.  Subject to and upon the terms and conditions set forth in this Lease, the term of this Lease shall be for a period specified in the Summary as Lease Term, commencing upon the date specified in the Summary as the Lease Commencement Date.  Upon the Lease Commencement Date, Landlord and Tenant shall execute a Notice of Lease Term Dates, as shown in Exhibit E attached hereto and made a part hereof setting forth, among other things, the Lease Commencement Date and the Lease Expiration Date.  Landlord and Tenant presently anticipate that substantial completion of the Tenant Improvements (as defined in Exhibit C) will occur and possession of the Premises will be tendered to Tenant in the condition required by this Lease on or about May 17, 2014.  If Substantial Completion (as defined in Exhibit C) of the Tenant Improvements has not occurred (and possession of the Premises delivered to Tenant) by the Outside Delivery Date (as defined below), then Tenant shall be entitled by notice in writing to Landlord thereafter to cancel this Lease, in which event, (A) Tenant shall be permitted to retain possession of the Temporary Space (as defined below) for a period of up to six (6) months following the date of such notice on all of terms and conditions set forth in Article 22 below (including the payment of Base Rent as set forth in Article 22 below; provided that the amount of the monthly Base Rent shall instead be $44,758.00); provided, that, during such six (6) month period, Tenant may vacate the Temporary Space at any time and Tenant's obligation to pay Base Rent (as set forth in Article 22 below) shall cease and be prorated as of the date Tenant vacates the Temporary Space, (B) after the date Tenant vacates the Temporary Space, the parties shall be discharged from all obligations hereunder and (C) Landlord shall return any prepaid rent and the security deposit forth with to Tenant; provided further, however, that if Substantial Completion of the Tenant Improvements and delivery of possession of the Premises to Tenant occurs, then Tenant's right to cancel this Lease hereunder shall terminate and be of no further force or effect.  The term "Outside Delivery Date" initially means October 17, 2014, but shall be extended by one day for every one day in delay in substantial completion of the Tenant Improvements caused by (i) Tenant Delays (as defined in Exhibit C) and/or (ii) any other one or more Force Majeure events (as defined in Section 2.24).

3.2            General Use and Compliance with Laws.  Tenant shall only use the Premises for the uses set forth in Section 13 of the Summary and for no other use.  At Tenant's sole cost and expense, Tenant shall comply with and faithfully observe all of the requirements of municipal, county, state, federal and other applicable governmental authorities (collectively, "Governmental Requirements"), now in force, or which may hereafter be in force, pertaining to the use and occupancy of the Premises, Lot and Project (including, without limitation, the Americans with Disabilities Act of 1990 and any other Governmental Requirements respecting accessibility or use by disabled persons) and shall secure any necessary permits pertaining to Tenant's use and occupancy of the Premises; provided, however, that subject to reimbursement as an Operating Expense to the extent permitted by this Lease, Tenant shall not be required to make or pay for alterations or improvements to the structural portions of the Premises or the Building or to the Project Common Areas, unless such alterations or improvements are necessitated by Tenant's Alterations, Tenant's particular use of the Premises or Tenant's breach of or default under this Lease.  Tenant shall be responsible, at its sole cost and expense, for (i) ADA compliance in the Premises as a result of Tenant's particular use of the Premises or any Alterations to the Premises (other than the Tenant Improvements), (ii) ADA compliance outside the Premises triggered by Tenant's Alterations in the Premises (other than the Tenant Improvements) and (iii) ADA compliance outside the Premises necessitated by the Building being deemed to be a ''public accommodation" instead of a "commercial facility" as a result of Tenant's use or occupancy of the Premises, except that if such alterations or improvements are of a structural nature, then Landlord (and not Tenant) shall be responsible for making such required alterations or improvements (the cost of which shall be included in Operating Expenses to the extent permitted by this Lease).  In Tenant's use and occupancy of the Premises, Tenant shall not subject the Premises to any use that would tend to damage any portion thereof or which shall in any way increase the existing rate of any insurance on the Project or any portion thereof or cause any cancellation of any insurance policy covering the Project or any portion thereof.  Tenant shall not do or permit anything to be done in or about the Premises which shall in any way obstruct or interfere with the rights of other tenants of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant or Tenant's agents cause, maintain, or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises.  Tenant shall not bring into the Building, or keep or arrange in the Premises any furniture, equipment, materials or other objects which individually or collectively overload the Premises or the Building.  Landlord reserves the right to prescribe the weight and position of all safes, fixtures and heavy installations that Tenant desires to place in the Premises so as to distribute properly the weight, or to require plans prepared by a qualified structural engineer for such heavy objects at Tenant's sole cost and expense.  Notwithstanding the foregoing, Landlord shall have no liability for damage caused by the installation of such safes and heavy equipment.  Furthermore, business machines and mechanical equipment belonging to Tenant that cause noise and/or vibration that may be transmitted to the structure of the Building or to any other tenants in the Building shall be placed and maintained by Tenant, at Tenant's sole cost and expense, in settings of cork, rubber or spring type noise and/or vibration eliminators and Tenant shall take such other measures reasonably directed by Landlord as needed to eliminate such vibration and/or noise.
3.3            Extension Option.

(a)
Option Right.  Landlord hereby grants to Tenant one (1) option (the "Extension Option") to extend the Lease Term for a period of five (5) years (the "Option Term"), which option shall be exercisable only by written notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such notice, Tenant is not in default under this Lease beyond any applicable notice and cure periods.  Upon the proper and timely exercise of such option to extend, and provided that, as of the end of the initial Lease Term, Tenant is not in default under this Lease beyond any applicable notice and cure periods, the Lease Term as it applies to the Premises, shall be extended for the Option Term upon all of the terms and conditions set forth in the Lease, except that the Base Rent shall be the Option Rent (as defined below) and Tenant shall have no further options to extend the Lease Term.  The rights contained in this Section 3.3 shall be personal to the Original Tenant (and Permitted Transferees (as defined below), and may only be exercised by the Original Tenant and its Permitted Transferees and not by any other assignee or any other sublessee or other transferee of Tenant's interest in this Lease or the Premises, or any part thereof.

(b)
Option Rent.  The rent payable by Tenant during the Option Term (the "Option Rent") shall equal the "Fair Market Rental Rate" for the Premises.  The term "Fair Market Rental Rate" for the Premises during the Option Term shall mean the annual amount per square foot of Rentable Area being charged on a full service basis by Landlord as of the first day of the Option Term for unencumbered, non-sublease, non-equity space comparable to the Premises in the Project or if not enough comparable transactions exist in the Project, then the annual amount per square foot of Rentable Area being charged on a full service basis for comparable space in "Comparable Buildings" (as that term is defined below), giving appropriate consideration to appropriate concessions ("Rent Concessions"), all economic terms, and other relevant factors, such as annual rental rates per square foot of Rentable Area, escalation clauses (such as net, base year or expense stop), free rent, if any, length of the lease term, size and location of premises being leased and other generally acceptable terms and conditions for the tenancy of the space in question, including tenant improvements or allowances provided or to be provided for such comparable space (provided, however, that the amount of such improvements or allowances shall be adjusted when calculating the Option Rent by taking into consideration the value of the existing improvements in the Premises paid for by Landlord, as of the first day of the Option Term, with such value to be based upon the age, quality and layout of the improvements and the extent to which the same can be utilized by a tenant similar to Tenant for the uses permitted by Section 13 of the Summary; provided, however, in calculating the Fair Market Rental Rate, no consideration shall be given to the fact that (i) any rental abatement is or is not given such lessees in connection with the construction of improvements in such comparable space, or (ii) Landlord is or is not required to pay a real estate brokerage commission in connection with the Option Term, or the fact that comparable deals do or do not involve the payment of real estate brokerage commissions.  If, in determining the Fair Market Rental Rent, Rent Concessions are granted Landlord may, at Landlord's sole option, elect any or a portion of the following:  (1) to grant some or all of the Rent Concessions to Tenant in the form as described above (or as free rent and/or an improvement allowance); or (2) to adjust the rental rate component of the Fair Market Rental Rate to be an effective rental rate which takes into consideration the total dollar value of such Rent Concessions (in which case the Rent

     Concessions evidenced in the effective rental rate shall not be granted to Tenant).  The term "Comparable Buildings", as used in this Lease, shall mean comparable office buildings located in San Rafael and Novato.

(c)
Exercise of Option.  The option to extend shall be exercised by Tenant, if at all, only in the following manner:  (i) Tenant shall deliver written notice to Landlord not more than twelve (12) months nor less than eleven (11) months prior to the expiration of the initial Lease Term stating that Tenant may be interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "Option Rent Notice") to Tenant not less than ten (10) months prior to the expiration of the initial Lease Term, setting forth the Option Rent and, (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the date occurring nine (9) months prior to the expiration of the initial Lease Term, exercise such option by delivering written notice thereof to Landlord, and upon, and concurrent with, such exercise, Tenant may, at its option, object to the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 3.3(d) below.

(d)
Determination of Option Rent.  In the event Tenant timely and appropriately objects in writing to the Option Rent initially determined by Landlord, Landlord and Tenant shall attempt to agree upon the Option Rent, using their best good-faith efforts.  If Landlord and Tenant fail to reach agreement within twenty (20) days following Tenant's objection to the Option Rent (the "Outside Agreement Date"), then each party shall submit to the other party a separate written determination of the Option Rent within ten (10) business days after the Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with the provisions herein.  Failure of Tenant or Landlord to submit a written determination of the Option Rent within such ten (10) business day period shall conclusively be deemed to be the non-determining party's approval of the Option Rent submitted within such ten (10) business day period by the other party.

(e)
Option Terms - Arbitration.  Landlord and Tenant shall each appoint one arbitrator who shall by profession be a licensed real estate agent who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of first-class office buildings in Marin County, California.  The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Option Rent is the closest to the actual Option Rent as determined by the arbitrators, taking into account the requirements of Section 3.3(b) of this Lease with respect to the Option Rent and that submitted Option Rent that is the closest shall be used as the Option Rent during the Option Term.  Each such arbitrator shall be appointed within thirty (30) days after the Outside Agreement Date and adopt procedures as follows:  The two (2) arbitrators so appointed shall within ten (10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators (except that the individual acting as such third arbitrator shall not have represented Landlord, Tenant or any of their affiliates in the preceding five (5) year period).  The three (3) arbitrators shall within thirty (30) days after the appointment of the third arbitrator reach a decision as to whether the panel shall use Landlord's or Tenant's submitted Option Rent and shall notify Landlord and Tenant thereof.  The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.  If either Landlord or Tenant fails to appoint an arbitrator within thirty (30) days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.  If the two (2) arbitrators fail to agree upon and appoint a third arbitrator within the time period provided above, then the parties shall mutually select the third arbitrator.  If Landlord and Tenant are unable to agree upon the third arbitrator within ten (10) days, then either party may, upon at least five (5) days prior written notice to the other party, request the Presiding Judge of the Marin County Superior Court, acting in his/her private and non-judicial capacity, to appoint the third arbitrator.  Following the appointment of the third arbitrator, the panel of arbitrators shall within thirty (30) days thereafter reach a decision as to whether Landlord's or Tenant's submitted Option Rent shall be used and shall notify Landlord and Tenant thereof.  Each party may submit any written materials to the Arbitrators.  No witnesses or oral testimony (i.e. no hearing) shall be permitted in connection with the Arbitrators' decision unless agreed to by both parties.

     No ex parte communications shall be permitted between the Arbitrators and either Landlord or Tenant following appointment of the third Arbitrator until conclusion of the arbitration process.  The Arbitrators are authorized to walk both the Premises and any comparable space (to the extent access is made available).  The cost of the arbitrators and the arbitration proceeding shall be paid by Landlord and Tenant equally, except that each party shall pay for the cost of its own witnesses, agents and attorneys.

(f)
Amendment.  Upon final determination of the Option Rent, Landlord and Tenant shall promptly enter into an amendment to this Lease extending the initial Lease Term for the Option Term upon the same terms provided in the Lease except the Base Rent during the Option Term shall be the finally determined Option Rent.

ARTICLE 4
RENT
4.1            Rent.  Tenant shall pay, without notice or demand, to Landlord at such place as Landlord may from time to time designate in writing, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, "Base Rent" as set forth in Article 8 of the Summary, payable in equal monthly installments in advance on or before the first day of each and every month during the Lease Term, without any set off or deduction whatsoever.  Fifty percent (50%) of the Base Rent for months four (4) through twelve (12) of the Lease Term shall be paid to Landlord at the time Landlord commences construction of the Tenant Improvements in the Premises. Such payment is a prepayment of the Base Rent for such period.  Accordingly, the amounts due from Tenant for monthly Base Rent for months four (4) to twelve (12) of the Lease Term shall take into account a credit for this prepayment of fifty percent (50%) of the Base Rent for each such month.  As used in this Lease, "Rent" shall collectively mean "Additional Rent" (as defined in Section 4.6) together with the following sums:
(a)	Base Rent. The amount specified in the Summary as the Base Rent for the applicable portions of the Lease Term indicated, commencing on the Lease Commencement Date.
(b)
Expense Rent.  For each calendar year following the Base Year, an amount ("Expense Rent") equal to the Tenant's Percentage Share of the amount by which (A) the Building's Share of Operating Expenses for such calendar year, exceeds (B) the Building's Share of Operating Expenses for the Base Year.  As used herein, the "Building's Share" of Operating Expenses shall mean all Operating Expenses attributable solely to the Building, and an equitable portion of the Operating Expenses attributable to the Project Common Areas or the Project as a whole; provided, however, that the basis for such allocation to each building of Operating Expenses attributable to Project Common Areas or the Project as a whole shall be the fraction of total Project Rentable Area included within such building unless Landlord in good faith determines that an alternate manner of allocation is more equitable.

4.2            Rent Adjustment.
(a)
Base Rent Adjustment.  The Base Rent adjustments for the Lease Term are set forth in the Summary.  For rent adjustments, the number of months shall be measured from the first day of the month in which the Commencement Date falls.

(b)
Expense Rent Adjustment.  Commencing with the calendar year following the Base Year and continuing each year thereafter, Tenant's payment of Expense Rent shall be estimated and adjusted in accordance with the following procedures and the provisions of Section 4.5.

(i)
Prior to the commencement of each calendar year following the Base Year, or as soon thereafter as practicable, Landlord shall give Tenant written notice of its estimate of Expense Rent for the ensuing twelve (12) month period; provided that if such notice is not given at least twenty (20) days prior to the commencement of the calendar year, Tenant shall continue to pay on the basis of the then applicable Expense Rent until the month after such notice is given, at which time Tenant shall pay Expense Rent based on the amount set forth in such notice plus, if the new Expense Rent is greater than the previous Expense Rent, the difference accrued from January 1 of such calendar year.  If the new Expense Rent is less than the previous Expense Rent, the difference accrued from January 1 of such calendar year shall be credited against Expense Rent next coming due under this Lease.

(ii)
Within ninety (90) days after the close of each calendar year or as soon thereafter as possible, Landlord shall deliver to Tenant a statement (the "Statement") setting forth the amount of Expense Rent for that calendar year.  If the Expense Rent estimates paid by Tenant for such calendar year are less than the actual Expense Rent for such calendar year, Tenant shall pay the difference to Landlord within thirty (30) days of the delivery of the Statement.  If the Expense Rent estimates paid by Tenant for such calendar year are greater than the actual Expense Rent for such calendar year, Landlord shall credit such difference against Expense Rent next coming due under this Lease (or, if the Lease Term has expired, pay such difference to Tenant within thirty (30) days).

(c)
Inspection of Records.  If Tenant disputes the amount of Expense Rent stated in the Statement, Tenant may designate in writing, within ninety (90) days after receipt of that Statement, a certified public accountant to inspect Landlord's records.  Tenant is not entitled to request that inspection, however, if Tenant is then in default under this Lease.  Tenant shall not be entitled to inspect any of Landlord's books and records that apply to any prior Statements or to any calendar year other than the year covered by the most recent Statement.  The accountant must not charge a fee based on the amount of Expense Rent that the accountant is able to save Tenant by the inspection.  Tenant shall be entitled to no more than one (1) inspection per calendar year.  No subtenant has any right to conduct an inspection.  Tenant's designation of its accountant shall specify a date for the inspection which shall be no later than thirty (30) days after the date Tenant designates its accountant.  The inspection must be conducted in Landlord's offices (or, if Landlord so directs, at another location at which the books and records for the Building are located) at a reasonable time or times.  If, after that inspection, Tenant still disputes the Expense Rent, a certification of the proper amount shall be made, at Tenant's expense, by an independent certified public accountant designated by Landlord; provided, however, such certified public accountant shall not be the accountant who conducted Landlord's initial calculation of Expense Rent to which Tenant is now objecting.  That certification (the "Binding Certification") shall be final and conclusive.  As a condition precedent to any inspection by Tenant's accountant, Tenant's accountant shall enter into a commercially reasonable confidentiality agreement with Landlord.  If the Binding Certification reflects that Tenant has overpaid Expense Rent for the period in question, then Landlord shall credit such excess to Tenant's next payment of Expense Rent or, at the request of Tenant, promptly refund such excess to Tenant and conversely, if Tenant has underpaid Expense Rent, Tenant shall promptly pay such additional Expense Rent to Landlord within thirty (30) days after demand therefor by Landlord.  If the Binding Certification shows that the aggregate amount of Operating Expenses included in Landlord's original Statement which was the subject of such audit was overstated by Landlord by more than three percent (3%) of Operating Expenses, Landlord shall reimburse Tenant for the reasonable, out-of-pocket costs and expenses incurred by Tenant in connection with such audit.  An overcharge of Expense Rent by Landlord shall not entitle Tenant to terminate this Lease.

Nothing contained in this Section 4.2 shall be construed at any time so as to reduce the monthly installments of Base Rent payable by Tenant below the amount set forth in Section 4.1 of this Lease.
4.3            Definitions.  As used in this Article 4, the following terms shall have the meanings hereinafter set forth:
(a)	"Base Year" shall mean the calendar year set forth in Section 9.1 of the Summary.
(b)	"Calendar Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

4.4            Operating Expenses.  The term "Operating Expenses" shall consist of all operating expenses of the Project, including without limitation those specified below, which shall be computed on an accrual basis in accordance with generally accepted accounting principles and shall consist of all expenditures by Landlord to maintain in quality, first-class condition all facilities in operation from the beginning of the Lease Term of this Lease and such additional facilities in subsequent years as may be determined by Landlord to be necessary or generally beneficial to the Project.  The term Operating Expenses as used herein shall mean all expenses, costs and disbursements of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, management, operation, maintenance and repair of the Project, including without limitation the following:
(a)	Wages, salaries, taxes, insurance and related expenses and benefits of all on-site and off-site employees directly engaged in the operation, maintenance or access control of the Project.
(b)	All supplies, tools, equipment and materials used in the operation and maintenance of the Project, including any lease payments therefor.
(c)	Cost of all utilities for the Project (including, without limitation, the Project Common Areas), including the cost of water, power, sewer, heating, lighting, air conditioning and ventilation.
(d)
Cost of all maintenance, repairs and replacements, janitorial, building engineering, landscaping, security, legal, other consulting fees and service agreements for the Project and the equipment therein, including without limitation alarm service, window cleaning and elevator maintenance.

(e)	Cost of all insurance carried by Landlord in connection with the Project and Landlord's personal property used in connection therewith.
(f)
All real property taxes and assessments levied against the Project and the various estates therein, all personal property taxes levied on personal property of Landlord used in the management, operation, maintenance and repair of the Project, all taxes, assessments and reassessments of every kind and nature whatsoever levied or assessed in lieu of or in substitution for existing or additional real or personal property taxes and assessments on the Project, service payment in lieu of taxes, excises, transit charges and fees, housing, park and child care assessments, development and other assessments, reassessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed, or imposed by any public authority upon the Project, its operations or the rent received from the Project, or amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services, benefits, or any other purposes which are assessed, levied, confirmed, imposed or become a lien upon the Premises or Project or become payable during the Lease Term (hereinafter collectively "Impositions").  In the case of any Impositions which may be evidenced by improvement or other bonds or which may be paid in annual or other periodic installments, Landlord shall elect to cause such bonds to be issued or cause such assessment to be paid in installments over the maximum period permitted by law.  Nothing contained in this Lease shall require Tenant to pay any franchise, gift, estate, inheritance or succession transfer tax of Landlord, or any income, profits or revenue tax or charge, upon the net income of Landlord from all sources, any excess profits taxes, documentary transfer taxes, or penalties incurred as a result of Landlord's failure to pay taxes or to file any tax or informational returns or other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Project); provided, however, that if at any time during the Lease Term under the laws of the United States government or the State of California, or any political subdivision thereof, a tax or excise on Rent is levied or assessed by any such political body against Landlord on account of collection of Rent, or a portion thereof, Tenant shall pay one hundred percent (100%) of any such tax or excise as Additional Rent.

(g)
Repairs, replacements and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant).

(h)	All maintenance costs relating to public and service areas of the Project, including without limitation, sidewalks, landscaping, service areas, mechanical rooms and Project exteriors.
(i)	Landlord's central accounting costs and audit fees attributable to the Project.
(j)	A management cost recovery equal to three percent (3%) of Project Rent collections.
(k)	Amounts payable under the Declaration with respect to performance of work or provision of goods or services the cost of which is otherwise includable as Operating Expenses.
(l)
Capital improvements made to or capital assets acquired for the Project after the Commencement Date that (1) are intended to reduce Operating Expenses ("Cost Savings Items") or (2) are required to comply with any and all Governmental Requirements first enacted or made applicable to the Project after the date of this Lease, which capital costs, or an allocable portion thereof, shall be amortized over their useful life as reasonably determined by Landlord, together with interest on the unamortized balance at the rate of eight percent (8%) per annum; provided that with respect to Cost Saving Items, the amortization period shall be the cost recovery period (i.e., the anticipated period to recover the full cost of such item from cost savings reasonably estimated by Landlord at the time the Cost Saving Item was acquired);

Notwithstanding anything to the contrary contained in this Lease, "Operating Expenses" shall not include any of the following:  (1) any ground lease rental; (2) capital expenditures (other than as expressly set forth in clause (l) above; (3) costs incurred for repair of damage to the Project to the extent reimbursed by insurance proceeds, provided that commercially reasonable insurance deductibles shall be included in Operating Expenses; (4) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements to other tenant's leased premises within the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant leasable space within the Project; (5) depreciation, amortization and interest payments, except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services; (6) marketing costs, including leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Project; (7) expenses in connection with services which are not available to Tenant; (8) legal fees and related expenses and legal costs incurred by Landlord (together with any damages awarded against Landlord) due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Project or any Governmental Requirements; (9) overhead and profit paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such goods and/or services rendered by qualified, unaffiliated third parties on a competitive basis; (10) interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Project; (11) Landlord's general corporate overhead and general and administrative expenses not specifically incurred in the management, maintenance and operation of the Project; (12) costs incurred in correcting any non-compliance of the Project with applicable requirements of municipal, county, state, federal and other applicable governmental authorities where such non-compliance was existing as of the delivery of possession of the Premises to Tenant; (13) costs incurred:  (x) to comply with Governmental Requirements with respect to any Hazardous Substances (as defined below) which were in existence in, on, under or about the Project (or any portion thereof) prior to the Lease Commencement Date, and were of such a nature that a federal, state or municipal governmental or quasi-governmental authority, if it had then had knowledge of the presence of such Hazardous Substances, in the state, and under the conditions that they then existed in, on, under or about the Project, would have then required the removal, remediation or other action with respect thereto; (y) with respect to

Hazardous Substances which migrate to the Project from other property after the date hereof; and/or (z) with respect to Hazardous Substances which are disposed of or otherwise introduced into, on, under or about the Project after the date hereof by Landlord or Landlord's agents, employees, contractors or licensees (including any other tenants of the Project); provided, however, Operating Expenses shall include costs incurred in connection with the clean-up, remediation, monitoring, management and administration of (and defense of claims related to) the presence of (i) Hazardous Substances used by Landlord (provided such use is not negligent and is in compliance with Governmental Requirements) in connection with the operation, repair and maintenance of the Project to perform Landlord's obligations under this Lease (such as, without limitation, fuel oil for generators, cleaning solvents, and lubricants) and which are customarily found or used in Comparable Buildings and (ii) Hazardous Substances created, released or placed in the Premises, Building or the Project by Tenant (or Tenant's Affiliates or their subtenants, contractors, employees or agents) prior to or after the Lease Commencement Date (unless such costs are recovered directly from Tenant under this Lease, in which case, such costs recovered directly from Tenant shall not also be included in Operating Expenses); (14) increased costs of performance arising from Landlord's gross negligence or willful misconduct; (15) costs arising from Landlord's charitable or political contributions; (16) costs (other than ordinary maintenance) for sculpture, paintings and other objects of art; (17) costs for which Landlord is reimbursed or entitled to be reimbursed by condemnation proceeds, other tenants or any other source; (18) rentals incurred in leasing HVAC systems, elevators or other equipment that if purchased rather than rented, would constitute a capital item that is excluded, except for (i) rental costs incurred in making repairs or in keeping Building systems in operation while repairs are being made and (ii) rental costs of equipment not affixed to the Building that is used in providing janitorial or similar services; (19) any damage and repairs covered under any insurance policy carried by, or required to be carried by, Landlord; (20) any bad debt loss, rent loss, or reserves for bad debt loss or rent loss; (21) costs incurred in connection with the operation of the business of the entity constituting Landlord, as distinguished from the costs of operating the Building, including accounting and legal matters, costs of defending any lawsuits with any mortgagee, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building; (22) costs for which Landlord has been compensated by a management fee to the extent that the inclusion of such costs in Operating Expenses would result in a double charge; (23) the cost of any "tenant relations" parties, events or promotions (other than one (1) annual BBQ); (24) costs of insurance (i) for Landlord's errors and omissions insurance or (ii) for Landlord's pollution legal liability insurance; (25) costs to repair or replace the Project resulting from any fire or other casualty to the extent covered by insurance proceeds or condemnation awards; (26) repairs, alterations, additions, improvements or replacements made to rectify or correct any defect in the original design, materials or workmanship of the Project; (27) costs incurred in installing, operating and maintaining any specialty improvement not normally installed, operated and maintained in projects comparable to the Building, including, without limitation, an observatory, luncheon club, or athletic or recreational facilities; (28) salaries, wages, bonuses and other compensation (including hospitalization, medical, surgical, retirement plan, pension plan, union dues, parking privileges, life insurance, including group life insurance, welfare and other fringe benefits, and vacation, holidays and other paid absence benefits) relating to asset managers, leasing agents, promotional directors, officers, directors, or executives of Landlord that are above the rank of property manager or the Building chief engineer; (29) interest, penalties or other costs arising out of Landlord's failure to make timely payment of its obligations; (30) property management fees in excess of the amount set forth in clause (j) above; (31) sale or financing costs incurred in connection with any sale, financing or refinancing of the Project; (32) costs and expenses of providing HVAC service to other tenant spaces in the Building outside of Building Hours (as defined below); (33) the cost of labor and employees with respect to personnel not located at the Building on a full-time basis unless such costs are appropriately allocated between the Building and the other responsibilities of such personnel; (34) costs for janitorial services for any rentable area in the Project to the extent Tenant provides such services to the Premises at its own cost; (35) expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged directly but which are provided to another tenant or occupant of the Building; (36) legal fees, accountants' fees and other expenses incurred in connection with disputes with Tenant, tenants or other occupants or associated with the enforcement of any leases or defense of Landlord's title to or interest in the Building or any part thereof; (37) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord in the Building; (38) advertising or promotional expenditures, and the costs of acquiring and installing signs in or on any of the Building identifying the owner of the Building or any other tenant or occupant of the Building; (39) the cost of repairs or other work resulting from a casualty or occurrence with regard to which either Landlord or Tenant elects to terminate this Lease; and (40) costs relating to the repair of structural portions of the roof membrane or foundations.

Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not at least ninety-five percent (95%) occupied for the entire year during any calendar year of the Lease Term, an adjustment shall be made in computing the Operating Expenses which vary by occupancy for such year so that the Operating Expenses which vary by occupancy shall be computed for such year as though the Building had been ninety-five percent (95%) occupied for the entire year during such year.  Landlord and Tenant agree that Expense Rent shall be paid from and after the Base Year during the entire term of this Lease continuing through the Lease Expiration Date.  In the event that (a) assessments for any community facilities district are included in Operating Expenses for the Base Year and (b) in any calendar year after the Base Year such community facilities district assessments are not payable, then for purposes of determining Operating Expenses for the Base Year the amount of the community facilities district assessment for that Base Year shall be excluded from Operating Expenses.  Base Year Operating Expenses shall not include market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages.  If types of insurance coverage are not carried in any calendar year following the Base Year, or if the amounts of insurance coverage are decreased during any calendar year following the Base Year, Landlord may adjust the Base Year to exclude the costs of such insurance not carried or to reflect the decreased amounts of such insurance coverage, as the case may be.  In addition, during the Lease Term or any extension thereto, the Base Year for the Operating Expenses shall be increased to include the amount of any new line item category of Operating Expenses (a "New Line Item") that was not included in the Base Year for the Operating Expenses, and is included in Operating Expenses in the calendar year that such New Line Item occurs (and, if the subject period is a portion of a calendar year, the amount of the Base Year for Operating Expenses shall be grossed up to represent a full calendar year for both the Base Year and the calendar year in which the New Line Item first is incurred) and, following the expiration of the calendar year during which the New Line Item initially occurs, Tenant shall be liable for Tenant's Share of increases in Operating Expenses over the adjusted amount of the Base Year for Operating Expenses; provided, however, that any Operating Expenses that are renamed, altered or re-categorized (by applicable Law or otherwise) or that otherwise in substance were included in the Base Year for Operating Expenses shall not be included in or treated as a New Line Item for purposes of this paragraph.  Notwithstanding the foregoing, in no event shall any excess in Operating Expenses for any calendar year following the Base Year but preceding the calendar year in which the New Line Item occurs be retroactively adjusted as a result of such increase in the Base Year Operating Expenses, and in no event shall Tenant be entitled to a credit as a result of such increase.  In the event that during the Lease Term or any extension thereto, a category is removed from the Base Year (as opposed to shifted or combined with another category), and is omitted from Operating Expenses, the Base Year for Operating Expenses shall be reduced to reflect what Operating Expenses would have been in the Base Year had such category not been included in the Base Year.
4.5            Monthly Rent Payments.  Rent under Sections 4.1(a) and (b) shall be due and payable in twelve (12) equal installments of one-twelfth (1/12) each on the first day of each calendar month during the Lease Term (following the Base Year, in the case of Section 4.1(b)) and any extensions or renewals thereof without demand, counterclaim or offset.  If the Lease Term commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then the Rent under Sections 4.1(a) and (b) for the first and last fractional months shall be appropriately prorated.  If the Lease Term commences on a day other than the first day of a calendar year, for purposes of calculating Expense Rent, the Operating Expenses for such year and for the Base Year shall each be reduced by the proportion that the number of days of the Lease Term falling within such calendar year bears to three hundred sixty-five (365) days.  Any other amounts due under this Lease shall be collected pursuant to written notices from Landlord and payment shall be due within thirty (30) days after such notice unless a different due date is expressly provided therefor in this Lease.

4.6            Additional Rent.  Tenant shall also pay as additional rent all such other sums of money as shall become due and payable by Tenant to Landlord ("Additional Rent").  Such Additional Rent, including without limitation, all amounts Tenant shall be responsible for paying pursuant to the terms of Section 7.3 of this Lease, shall not be subject to abatement, set-off or deduction whatsoever except as expressly set forth herein.  Except for amounts billed to Tenant under the terms of the Work Letter (which shall be payable pursuant to the terms of the Work Letter), Tenant shall pay to Landlord all amounts of Additional Rent within thirty (30) days after Tenant's receipt of a bill therefor together with a reasonable description thereof.  On Tenant's request, Landlord shall provide Tenant with copies of reasonable supporting documentation for such Additional Rent; provided that receipt of that additional documentation shall not be a condition to Tenant's obligation to pay the Additional Rent when due.

4.7            No Deduction or Offset.  Rent shall be paid to Landlord, without abatement, deduction or offset, in lawful money of the United States of America at Landlord's address as set forth in the Summary or to such other person or at such place as Landlord may from time to time designate in writing.  No payment by Tenant or receipt by Landlord of a lesser amount of Rent shall be other than on account of the earliest rent or payment due, nor shall any endorsement or statement on any check or letter accompanying any such check or payment constitute an accord and satisfaction and Landlord may accept any such check or payment or pursue any other remedy under this Lease, at law or in equity.  Notwithstanding anything to the contrary set forth herein, any final award, which is not subject to appeal, from a court or arbitrator of competent jurisdiction in favor of Tenant requiring payment by Landlord under this Lease which is not paid by Landlord within the time period directed by such award (together with interest at the Interest Rate (as defined below) from the date Landlord was required to pay such amount until such offset occurs if such interest is part of the award), may be offset by Tenant from Rent next due and payable under this Lease. In no event shall the total amounts offset under this Section 4.7 in any calendar month exceed 50% of the Base Rent payable in that calendar month.

4.8            Late Payment and Interest.  Tenant acknowledges that the late payment by Tenant to Landlord of any sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix.  Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by all or any portion of the Project.  Accordingly, if any installment of Rent is not paid within five (5) business days of the date when due, all such past due installments of Rent shall bear interest from the due date until paid at a rate (the "Interest Rate") equal to the lesser of (a) three per cent (3%) per annum over the prime rate of interest announced from time to time by Wells Fargo Bank, National Association, San Francisco, California or (b) the maximum lawful rate.  In addition, if any installment of Rent is not paid within five (5) business days of the date when due, Tenant shall pay to Landlord a late charge equal to three percent (3%) of the overdue amount.  This provision shall not relieve Tenant from payment of Rent at the time and in the manner herein specified.  The payment by Tenant and receipt by Landlord of late payment charges and interest is not a release or waiver by Landlord of a default by Tenant or prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease, at law or in equity.   Notwithstanding the foregoing,  the first late payment in any twelve (12) month period by Tenant shall not bear interest or incur a late charge if paid within five (5) business days following Tenant's receipt of written notice from Landlord that the same was not received when due.

4.9            Security Deposit.  Upon execution of this Lease, Tenant shall deposit the amount specified in the Summary as a security deposit ("Security Deposit"), with Landlord.  The Security Deposit shall be held by Landlord as security for the performance by Tenant of all of the covenants of this Lease to be performed by Tenant and Tenant shall not be entitled to interest thereon. The Security Deposit is not an advance rent deposit, an advance payment of any other kind, or a measure of Landlord's damages in any case of Tenant's default.  If Tenant fails to perform any of the covenants of this Lease to be performed by Tenant, including without limitation the provisions relating to payment of rent, the removal of property at the end of the term, the repair of damage to the Premises caused by Tenant, and the cleaning of the Premises upon termination of the tenancy created hereby, then Landlord shall have the right, but no obligation, to apply the Security Deposit, or so much thereof as may be necessary, for the payment of any rent or any other sum in default and/or to cure any other such failure by Tenant.  If Landlord applies the Security Deposit or any part thereof for payment of such amounts or to cure any such other failure by Tenant, then Tenant shall immediately pay to Landlord the sum necessary to restore the Security Deposit to the full amount then required by this Section 4.9 Landlord's obligations with respect to the Security Deposit are those of a debtor and not a trustee.  Landlord shall not be required to maintain the Security Deposit separate and apart from Landlord's general or other funds and Landlord may commingle the Security Deposit with any of Landlord's general or other funds.  Upon termination of the original Landlord's or any successor owner's interest in the Premises or the Building, the original Landlord or such successor owner shall be released from further liability with respect to the Security Deposit upon the original Landlord's or such successor owner's complying with California Civil Code Section 1950.7.  Subject to the foregoing, Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter in force, which (a) establish a time frame within which a landlord must refund a security deposit under a lease, and/or (b) provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage caused by the default of Tenant under this Lease, including without limitation all damages or rent due upon termination of this

Lease pursuant to Section 1951.2 of the California Civil Code.  If Tenant performs every provision of this Lease to be performed by Tenant, the unused portion of the Security Deposit shall be returned to Tenant or the last assignee of Tenant's interest under this Lease within 30 days following expiration or termination of the term of this Lease.
ARTICLE 5
SERVICES AND UTILITIES
5.1            Basic Services
.  Landlord shall cause the following Basic Services to be provided on all days during the Lease Term, unless otherwise stated below.
(a)
Subject to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises during "Building Hours", which for purposes of this Lease shall mean from Monday through Friday, during the period from 8:00 a.m. to 5:00 p.m., except for the date of observation of New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other locally or nationally recognized holidays (collectively the "Holidays").

(b)
Landlord shall furnish electricity to the Premises for the operation of Tenant's electrical systems as follows:  (i) for plug load at a demand load of not less than 2.5 watts per usable square foot per floor of the Premises; and (ii) for the operation of Tenant's lighting at a demand load of not less than 1.25 watts per usable square foot per floor of the Premises.  Landlord shall replace, as part of Operating Expenses, lamps, starters and ballasts for Building standard lighting fixtures within the Premises.

(c)	Landlord shall provide access to city water from the regular Building outlets for drinking, lavatory and plumbing requirements within the Premises.
(d)
Landlord shall provide janitorial services five (5) days per week, except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with such services provided by owners of Comparable Buildings.

(e)	Landlord shall provide nonexclusive automatic passenger elevator service at all times.
(f)	Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.
(g)
Subject to Tenant's repair obligations set forth in Section 6 below and the provisions of Section 4, Landlord shall operate and maintain the Building (including the structural components of the Building and the Building's systems and equipment) in a first-class manner and condition.

(h)
Landlord shall cause to be maintained such security and supervision program for the Project in a manner consistent with such services provided by owners of Comparable Buildings, which may include, without limitation, security personnel, cameras, roving patrols, a keyboard system and/or any other security measures which Landlord deems appropriate.  Landlord shall not be liable in any manner to Tenant or any of Tenant's employees, agents, contractors, invitees, licensees, sublessees or officers for any acts (including criminal acts) of others, or for any direct, indirect, or consequential damages, or any injury or damage to, or interference with, Tenant's business, including, but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, or other loss or damage, bodily injury or death, related to any malfunction, circumvention or other failure of any security services which Landlord elects to provide, or on account of Landlord's election not to provide any security service or services, or for the failure of any security services to prevent bodily injury, death, or property damage, or loss, or to apprehend any person suspected of causing such injury, death, damage or loss.

(i)	Landlord shall provide gas within the Premises to the base building heating system only.
5.2            Over Standard Use.  Tenant shall not, without Landlord's prior written consent, use heat generating machines or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section 5.1.  If such consent is given, Landlord shall have the right to cause Tenant to install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Landlord upon billing by Landlord.  If Tenant uses electricity or water in excess of that supplied by Landlord pursuant to Section 5.1, or if Tenant's consumption of electricity shall exceed the amounts set forth in Section 5.1(b) above, calculated on an annualized basis for nine (9) hours per day excluding Saturdays, Sundays and Holidays, then Tenant shall pay to Landlord, upon billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption. Landlord may from time to time install devices to separately meter any utility and in such event Tenant shall pay to Landlord on demand the cost of such metering devices.  If Tenant desires to use heat, ventilation or air conditioning ("HVAC") during hours other than those specified in Section 5.1 of this Lease, Tenant shall give Landlord such prior notice as Landlord shall from time to time establish as appropriate, of Tenant's desired use and Landlord shall supply such after-hours HVAC to Tenant subject to Tenant's payment to Landlord of such hourly cost as Landlord shall from time to time establish.

5.3            Separate Metering.  Notwithstanding the foregoing provisions of this Article 5 to the contrary, Landlord shall cause the electrical service to plugs in Lab/Tissue Culture and Research and Development areas (shown as the "Specialized Improvement Areas" on the Final Space Plan (as defined in Exhibit C attached hereto)) and to plugs in server rooms (collectively, the "Plug Metered Areas") to be separately metered.  The separately metered plugs in the Plug Metered Areas are collectively referred to herein as the "Metered System." Tenant shall be charged for electricity usage of the Metered System during each billing period used by the utility supplying electricity to the Building in accordance with the following formula:  The amount payable by Tenant shall equal the amount by which (a) the product of (i) the amount charged by the applicable utility per kilowatt hour for the applicable billing period for electricity, multiplied by (ii) the actual kilowatt hours used through the Metered System for the applicable billing period, exceeds (B) the product of (x) the Billing Period PSF Allowance (as defined below) multiplied by (y) the number of rentable square feet in the Plug Metered Areas.  As used in this Section 5.3, the term "Billing Period PSF Allowance" means an amount equal to $1.80, divided by 365 and multiplied by the number of days in the applicable billing period. Payment of the amounts due for electricity usage of the Metered System shall be due within thirty (30) days after Tenants receipt of written notice of the amount due from Landlord accompanied by a calculation describing the basis for such amount payable by Tenant.

5.4            Additional Services.  Landlord shall also have the exclusive right, but not the obligation, to provide any of the following additional services which may be requested by Tenant:  locksmithing, lamp replacement for non-Building standard lamps or fixtures, additional janitorial service, and additional repairs and maintenance, provided that Tenant shall pay to Landlord upon billing, the actual cost to Landlord of providing such additional services, and same shall be deemed Additional Rent hereunder and shall be billed on a monthly basis; provided the cost charged by Landlord for any such additional service shall not exceed the cost that would have been incurred if the same scope of additional services had been rendered by qualified and reputable unaffiliated third parties on a competitive basis.  The contractors used by Tenant for any other additional services shall be subject to Landlord's approval, which shall not be unreasonably withheld, conditioned or delayed.

5.5            Interruption of Use.  Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution or change in the quality or quantity thereof, when such failure or delay or diminution or change is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water or other fuel at the Project after reasonable effort to do so, by electricity blackout or brownout, by any accident or casualty whatsoever, by act or default of Tenant or other tenants, or by any other cause beyond Landlord's reasonable control, and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease.  Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities.  Notwithstanding anything to the contrary in this Section 5.3 or elsewhere in this Lease, if (a) Landlord fails to provide Tenant with the HVAC service, electrical service or elevator service described in Section 5.1, or Landlord enters the Premises and such entry interferes with Tenant's reasonable use of the Premises (b) such failure or Landlord's entry is not due to any one or more Force Majeure events or to an event covered by Article 10, (c) Tenant has given Landlord reasonably prompt written or oral notice of such failure or that such entry by Landlord is unreasonably interfering with Tenant's use of the Premises (provided that such notice shall not be required in the event Landlord has actual knowledge that the failure to provide electrical services or elevator service or Landlord's entry is unreasonably interfering with Tenant's use of the Premises) and (d) as a result of such failure all or any part of the Premises are rendered unusable by Tenant (and, as a result, all or such part of the Premises are not used by Tenant during the applicable period) for more than five (5) consecutive business days, then Tenant shall be entitled to an abatement of Rent proportional to the extent to which the Premises are thereby rendered unusable by Tenant, commencing with the later of (i) the sixth business day during which such untenantability continues or (ii) the sixth business day after Landlord receives such notice from Tenant, until the Premises (or part thereof affected) are again usable or until Tenant again uses the Premises (or part thereof rendered unusable) in its business, whichever first occurs.  The foregoing rental abatement shall be Tenant's exclusive remedy therefor.  Notwithstanding the foregoing, the provisions of Article 10 below and not the provisions of this subsection shall govern in the event of casualty damage to Premises or Building and the provisions of Article 12 below and not the provisions of the subsection shall govern in the event of condemnation of all or part of the Premises or Building.
5.6            Keys and Locks.  Landlord shall furnish Tenant two (2) keys for each corridor door entering the Premises.  Additional keys shall be furnished at a reasonable charge by Landlord on an order signed by Tenant.  All such keys shall remain the property of Landlord.  No additional locks shall be allowed on any door of the Premises without Landlord's prior written permission not to be unreasonably withheld, conditioned or delayed, and Tenant shall not make or permit to be made any duplicate keys, except those furnished by Landlord.  Upon termination of this Lease, Tenant shall surrender to Landlord all keys of the Premises, and give to Landlord the combination of all locks for safes, safe cabinets and vault doors, if any, in the Premises.

5.7            Tenant Security System.  Tenant shall be entitled to install a separate security system for the Premises and may include, without limitation, key-card systems, security lighting and video monitoring equipment ("Tenant's Security System"), as an Alteration; provided, however, (i) Tenant shall ensure that Tenant's Security System is compatible with any security system installed by Landlord, (ii) the plans and specifications for Tenant's Security System shall be subject to Landlord's reasonable approval, and (iii) the installation of Tenant's Security System shall otherwise be subject to the terms and conditions of this Lease.  In no event shall Landlord have any liability or responsibility for the operation, maintenance or monitoring of any security system installed by Tenant and any additional costs incurred for any such monitoring, operation or maintenance and for any modification to the Building necessary as a result of the installation or operation of such system shall be paid by Tenant.  On the expiration or earlier termination of this Lease, Tenant shall remove the security system and restore the Premises to the condition existing prior to the installation of that system at Tenant's sole cost and expense.  In addition, Tenant shall have the right to contract directly with Landlord's security contractor as well as utilize its own employees or third parties to perform security services within the Premises, but who shall not possess or carry firearms. Tenant shall at all times provide Landlord with a contact person who can disarm the security system and who is familiar with the functions of Tenant's Security System in the event of a malfunction.

ARTICLE 6
REPAIRS
6.1            Tenant's Repairs.  From and after delivery of possession of the Premises to Tenant, Tenant shall keep, maintain and preserve the Premises in good condition and repair, and shall, as and when needed, at Tenant's sole cost and expense, make all repairs to the Premises and every part thereof (other than elements of the Premises to be maintained and repaired by Landlord pursuant to this Lease) and all personal property, trade fixtures and equipment within the Premises.

6.2            Landlord's Repairs.  Landlord shall cause to be kept, maintained and preserved in first-class condition and repair, the roof, structure and foundation, integrated Building utility and mechanical systems, parking facilities and other Project Common Areas, the costs of which, subject to limitations set forth in Section 4.4 above, shall be included in Operating Expenses; provided, however, that to the extent such maintenance and/or repair work is (i) attributable to items installed in the Premises which are above standard interior improvements (such as, for example, custom lighting, special HVAC and/or electrical panels or systems, kitchen or restroom facilities and appliances constructed or installed within the Premises), (ii) attributable to the installation, as a part of Tenant's Alterations or Tenant's trade fixtures, of items which are less than first-class in quality, workmanship or manner of installation, and/or (iii) necessitated by the negligence or willful misconduct of Tenant and/or any of Tenant's subtenants and/or assignees and/or their respective agents, employees, representatives, licensees, contractors and/or invitees, then Tenant shall pay to Landlord the cost of such maintenance and/or repairs.  Subject to the provisions of Section 5.3 above and Articles 10 and 12 below, there shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Project or the Premises or in or to fixtures, appurtenances and equipment therein; provided, that, Landlord shall use commercially reasonable efforts to minimize interference with the operation of Tenant's business in making of such any repairs, alterations or improvements.  Tenant waives any right which Tenant may have to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect (including, without limitation, Sections 1941 and 1942 of the California Civil Code).

6.3            Entry.  Upon at least one (1) business day's prior notice (provided that no such prior notice shall be required in the event of an emergency or for janitorial services to the Premises), Landlord and its employees, agents, representatives, consultants and/or contractors shall have the right to enter the Premises to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, encumbrancers or, during the last nine (9) months of the Lease Term only, tenants, to post notices of non-responsibility, to alter, improve or repair the Premises or any other portion of the Building to the extent required by this Lease, all without being deemed guilty of any eviction of Tenant and without abatement of Rent, and may, in order to carry out such purposes, erect scaffolding and other necessary structures where required by the character of the work to be performed.  Landlord shall use reasonable efforts to minimize unreasonable interference with the operation of Tenant's business from the Premises resulting from any such entry (except in the event of an emergency).  Without limiting Tenant's abatement rights under Section 5.3 above or Articles 10 and 12 below, Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business.  Landlord shall at all times have and retain a key with which to unlock all doors to and in the Premises.  In the event of an emergency, Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in order to obtain entry to the Premises.  Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises or any portion thereof.  It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations, except as otherwise expressly agreed herein by Landlord.  Tenant may designate certain areas as "Secured Areas" should Tenant require such areas for the purpose of securing certain valuable property or confidential information.  Landlord need not clean any area designated by Tenant as a Secured Area and shall only maintain or repair such secured areas to the extent (i) such repair or maintenance is required in order to maintain and repair the Building structure and/or systems, (ii) as required by applicable laws or codes, or (iii) in response to specific requests by Tenant and in accordance with a schedule reasonably designated by Tenant, subject to Landlord's reasonable approval.  Access to the Premises by Landlord shall be in accordance with the commercially reasonable security, safety and confidentiality requirements that Tenant may reasonably adopt from time to time.  Tenant may reasonably restrict access by any visitor whom Landlord intends to bring onto the Premises who is, or may reasonably be suspected by Tenant to be or represent a competitor of Tenant.  Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or any Landlord Parties while the same are in the Premises; provided that Tenant's failure to make a Tenant employee available at the time of Landlord's entry into the Premises shall not limit Landlord's or Landlord's officers, agents, representatives' right to enter the Premises.

ARTICLE 7
ALTERATIONS
7.1            Landlord's Consent to Alterations.  Tenant may not make any improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld, conditioned or delayed by Landlord.  Notwithstanding the foregoing or any other provision in this Lease to the contrary, Tenant may make non-structural interior Alterations (collectively, the "Permitted Alterations") without Landlord's consent, provided that:  (i) Tenant gives Landlord written notice thereof at least ten (10) business days prior to the commencement of the same together with copies of plans, if any, for the Permitted Alteration; (ii) the aggregate expenditure for such Permitted Alterations does not exceed Fifty Thousand Dollars ($50,000.00) in any Lease Year; (iii) such Permitted Alterations shall be done in a good and workmanlike manner and diligently prosecuted to completion and in accordance with applicable laws and codes; (iv) such Permitted Alterations do not affect any Building systems and do not affect the exterior appearance of the Building, (v) such Permitted Alterations do not require a building permit and (vi) such Permitted Alterations do not create a Design Problem.  For purposes of this Section 7.1 and Section 7.2, a "Design Problem" is defined as, and will be deemed to exist if, such Alterations will (i) affect the exterior appearance of the Building, or (ii) affect the Building structure, or (iii) affect the Building systems, or (iv) unreasonably interfere with any other occupant's normal and customary office operation, or (v) fail to comply with applicable laws and codes.

7.2            Manner of Construction.  Landlord may impose, as a condition of its consent to all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that upon Landlord's request, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term, and/or the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and management selected by Tenant and approved by Landlord (which approval shall not be unreasonably withheld); provided, however, that Tenant shall utilize subcontractors of Landlord's selection to perform all work that may affect the Project systems and equipment, structural aspects of the Project, the "Base, Shell and Core" (as defined in the Work Letter), or exterior appearance of the Project or Project Common Areas.  Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the City of Novato and in conformance with Landlord's reasonable construction rules and regulations.  Any Alterations (other than Permitted Alterations) shall be performed in conformance with plans, specifications and working drawings first approved by Landlord not to be unreasonably withheld, conditioned or delayed.  Landlord shall approve or disapprove any proposed plans, specifications and working drawings (collectively, "Plans") within ten (10) business days after Tenant's request for approval.  If Landlord fails to notify Tenant of Landlord's approval or disapproval of any such Plans within such ten (10) business day period, Tenant shall have the right to provide Landlord with a second written request for approval (a "Second Request") that specifically identifies the applicable Plans and contains the following statement in bold and capital letters:  "THIS IS A SECOND REQUEST FOR APPROVAL OF PLANS PURSUANT TO THE PROVISIONS OF SECTION 7.2 OF THE LEASE.  IF LANDLORD FAILS TO RESPOND WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE, THEN LANDLORD SHALL BE DEEMED TO HAVE APPROVED THE PLANS DESCRIBED HEREIN, AND TENANT MAY COMMENCE THE ALTERATIONS DESCRIBED IN THE PLANS."  If Landlord fails to respond to such Second Request within five (5) business days after receipt by Landlord, the plans in question shall be deemed approved by Landlord, and Tenant may, subject to the other provisions of this Article 7, commence the Alterations described in such plans.  Landlord's approval of the plans, specifications and working drawings for Tenant's Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities.  All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work.  In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Project for any other lessee of the Project, and as not to obstruct the business of Landlord or other lessees in the Project, or interfere with the labor force working in the Project.  In the event that Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in commercially reasonable amounts covering the construction of such Alterations, and such other commercially reasonable insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 9 immediately upon completion thereof.  In addition, with respect to Alterations costing in excess of $100,000.00, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.  Upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the Office of the Recorder of the County of Marin in accordance with Section 8182 of the Civil Code of the State of California or any successor statute and Tenant shall deliver to the Building management office a reproducible copy of the "as built" drawings of the Alterations.
7.3            Payment for Improvements
.  The cost of all Alterations shall be paid by Tenant.  In the event Tenant orders any Alteration or repair directly from Landlord, or from the contractor selected by Landlord, the charges for such work shall be deemed Additional Rent under this Lease, payable upon billing therefor, either periodically during construction or upon the substantial completion of such work, at Landlord's option.  Upon completion of such work, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials.  If Tenant orders any work directly from Landlord, Tenant shall pay to Landlord the cost thereof, together with a mutually agreeable fee to cover overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work.  If Tenant does not order any work directly from Landlord, Tenant shall reimburse Landlord for Landlord's actual, out-of-pocket costs to review plans, specifications and working drawings.
7.4            Landlord's Property and Fixtures.  All Alterations, improvements, fixtures and/or equipment which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any Tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises and Project caused by such removal.  Furthermore, if Landlord, as a condition to Landlord's consent to any Alterations, requires that Tenant remove any Alterations upon the expiration or earlier termination of the Lease Term upon Landlord's request, Landlord may, by written notice to Tenant given (a) at least thirty (30) days prior to the end of the Lease Term or (b) within thirty (30) days after any earlier termination of this Lease, require Tenant at Tenant's expense to remove such Alterations and to repair any damage to the Premises and Project caused by such removal if at the time Tenant requests Landlord's approval of an Alteration, Landlord specifically notifies Tenant in writing of such removal requirement, which notice shall identify the applicable Alteration to be removed.  Notwithstanding anything to the contrary set forth herein, (i) Tenant shall have no obligation to remove the Tenant Improvements upon the expiration or earlier termination of this Lease and (ii) Tenant shall have no obligation to remove the Temporary Improvements upon the expiration or earlier termination of this Lease or the expiration or earlier termination of the Temporary  Space Term (as defined below); provided that the foregoing shall not relieve Tenant of its obligation to obtain a decommissioning report as provided in Section 20.22.  If Tenant fails to promptly complete such removal and/or to repair any damage caused by the removal of any Alterations, Landlord may do so and may charge the cost thereof to Tenant.  Tenant hereby indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises except to the extent caused by the gross negligence or willful misconduct of Landlord.

ARTICLE 8
COVENANT AGAINST LIENS
Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Project or Premises or any part thereof, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only.  Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens.  Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Project or the Premises or any part thereof with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be released and removed of record (by bonding or otherwise) within twenty (20) days after receipt of notice thereof.  Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed on or before the expiration of such twenty (20) day period, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including attorneys' fees and actual costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.
ARTICLE 9
INSURANCE
9.1            Landlord Coverage.  During the Lease Term, Landlord shall procure and maintain in full force and effect with respect to the Project, a policy or policies of (i) special form property insurance (including sprinkler, vandalism and malicious mischief coverage, earthquake and flood coverage at Landlord's option, and any other endorsements required by any ground lessor or the holder of any mortgage) in an amount customarily carried by owners of Comparable Buildings and (ii) comprehensive general liability insurance (including automobile liability) on a per occurrence basis with a combined single limit of Three Million Dollars ($3,000,000.00) per occurrence.  If because of the nature of Tenant's operations the annual premiums charged Landlord for such insurance exceed the standard premium rates, then Tenant, within fifteen (15) days after receipt of appropriate premium invoices, shall reimburse Landlord for such increased amount.  Additionally Landlord may maintain such additional insurance, including, without limitation, liability insurance and/or rent insurance, as Landlord may in its sole discretion elect.  Subject to the limitations set forth in Section 4.4 above, the cost of all such additional insurance shall also be part of the Operating Expenses.  Landlord shall not be obligated to insure goods, supplies, improvements or alterations of Tenant, or any of Tenant's furniture, equipment, machinery upon the Premises and shall not assume any liability of risk of loss for the same except to the extent caused by the gross negligence or willful misconduct of Landlord.  Any or all of Landlord's insurance may be provided by blanket coverage maintained by Landlord or any affiliate of Landlord's under its insurance program for its portfolio of properties or by Landlord or any affiliate of Landlord's program of self-insurance, and in such event Operating Expenses shall include the portion of the reasonable cost of blanket insurance or self-insurance that is allocated to the Project.

9.2            Tenant Coverage.
(a)
Property Insurance.  During the Lease Term and at its own cost and expense, Tenant shall maintain in full force and effect a policy or policies of special form property insurance (including sprinkler, vandalism and malicious mischief coverage and including earthquake and flood coverage at Tenant's option) in an amount adequate to cover damage to the Premises, including without limitation Tenant's Improvements as defined in the Work Letter, merchandise, fixtures, trade fixtures, furniture, furnishings, equipment, goods, inventory and other personal property located on the Premises or in the Project, insuring the full replacement value of such items.

(b)
General Liability.  During the Lease Term and at its own cost and expense, Tenant shall maintain in full force and effect a policy or policies of commercial general liability insurance insuring Tenant's activities with respect to the Premises, Building and/or Project against loss, damage or liability for personal injury or death of any person or loss or damage to property occurring in, upon or about the Premises, Building and/or Project with the following minimum limits:  General Aggregate $3,000,000.00; Products/Completed Operations Aggregate $3,000,000.00; Each Occurrence $1,000,000.00; Personal and Advertising Injury $1,000,000.00; Medical Payments $5,000.00 per person; such commercial general liability insurance shall include broad form contractual liability insurance coverage which shall insure Tenant's performance of the indemnity provisions in this Lease.  During the Lease Term and at its own cost and expense, Tenant shall also maintain in full force and effect a policy or policies of umbrella/excess liability insurance on a following form basis with the following minimum limits:  General Aggregate:  $10,000,000.00; Each Occurrence:  $10,000,000.00, and comprehensive automobile liability insurance having a combined single limit of not less than One Million Dollars ($1,000,000.00) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance or use of any owned, hired or non-owned automobiles

(c)
Workers' Compensation.  During the Lease Term and at its own cost and expense, Tenant shall maintain in full force and effect the statutory amount of workers' compensation insurance required by the State of California for the benefit of Tenant's employees, and employer's liability insurance with the following limits:  Bodily injury by disease per person $1,000,000.00; Bodily injury by accident policy limit $1,000,000.00; Bodily injury by disease policy limit $1,000,000.00.

Tenant agrees that if Tenant does not procure and maintain such insurance continuously, then following written notice and the expiration of a five (5) business day cure period, Landlord may (but shall not be required to) procure such insurance on Tenant's behalf and Tenant shall pay to Landlord the cost thereof, as Additional Rent, within fifteen (15) days of Tenant's receipt of a bill therefor.
9.3            General Insurance Requirements.
(a)
Requirements.  All insurance required under this Article 9 to be obtained by Tenant shall be issued by such good and reputable insurance companies qualified to do and doing business in California and having a rating of not less than "A-, VII" as rated in the most current copy of Best's Insurance report in the form customary to the locality.  All such Tenant insurance shall include (i) an endorsement providing that such insurance as is afforded under Tenant's policy is primary as respects Landlord and that any other insurance maintained by Landlord is excess and non-contributing with other insurance required under this Article 9, (ii) an endorsement deleting any employee exclusion on personal injury covered, (iii) an endorsement including employees as additional insureds, (iv) an endorsement deleting any liquor liability exclusion and (v) an endorsement providing for coverage of employer's automobile liability.  Tenant shall endeavor to cause Tenant's insurance to include an endorsement expressly providing that such policies shall not be cancelable or subject to reduction of coverage or otherwise be subject to modification except after thirty (30) days' (or ten (10) days' in the event of non-payment of premium) prior written notice to the parties named as insureds in this Article 9.  Tenant's commercial general liability insurance shall include an endorsement providing that Landlord, its successors, assigns, and nominees holding any interest in the Premises, including without limitation any ground lessor and the holder of any mortgage, shall be named as additional insureds under each such policy of insurance maintained by Tenant pursuant to this Lease.  All such insurance shall provide for severability of interests; shall provide that an act or omission of one of the named insureds shall not reduce or avoid coverage to the other named insured; and shall afford coverage for all claims based on acts, omissions injury and damage which claims occurred or arose (or the onset of which occurred or arose) in full or in part during the policy period.  Expiration of Tenant's policy shall not limit recovery thereunder; "claims made" insurance policies are not acceptable to satisfy Tenant's insurance requirements under this Article 9.  Tenant shall furnish to Landlord, upon the Commencement Date and thereafter within thirty (30) days prior to the expiration of each such policy, a Certificate of Insurance and endorsement(s) affording evidence of the above insurance requirements issued by the insurance carrier of each policy of insurance carried by Tenant pursuant hereto.  If at any time during the Lease Term of this Lease the amount or coverage of insurance which Tenant is required to carry under this Article 9 is, in Landlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by lessees of Comparable Buildings, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under this Article 9.  Landlord may change the amounts and/or types of insurance required to be carried by Tenant in accordance with the preceding sentence only one time during the initial Lease Term and only one time during the Option Term.

(b)
Waiver of Subrogation.  Any policy or policies of property insurance, which either party obtains in connection with the Premises (or is required to be carried under this Lease), or Tenant's personal property therein, shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss.  Landlord and Tenant hereby waive any rights of recovery against the other for injury or loss due to hazards covered by property insurance containing such a waiver of subrogation clause (or which would have been so covered had the applicable party obtained the insurance required to be carried under this Lease) or endorsements to the extent of the injury or loss covered thereby and agree to obtain such a waiver from their respective insurance carriers and upon request deliver a copy thereof to the other party; each party shall provide written notice to the other party if such waiver is not obtained, unless such a waiver is not customarily available.

9.4            Indemnification and Waiver.  To the extent not prohibited by law, Landlord, its partners, members, officers, directors, shareholders, beneficiaries, agents, servants and employees (collectively, the "Landlord Parties") shall not be liable for any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant, except to the extent caused by the gross negligence or willful misconduct of Landlord or any Landlord Party.  Tenant shall indemnify, defend, protect and hold harmless Landlord Parties from any and all loss, cost, damage, expense, liability and claims (including without limitation court costs and reasonable attorneys' fees) (collectively "Claims") incurred in connection with or arising from any cause in, on or about the Premises from and after the earlier of (i) the date Tenant conducts any activities in the Premises or the Project or (ii) the Lease Commencement Date, and continuing until the later of (A) the expiration or termination of the Lease Term, or (B) the date Tenant vacates and surrenders possession of the Premises to Landlord, except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Party.  Landlord shall indemnify, defend, protect, and hold harmless Tenant and its partners, members, officers, directors, shareholders, beneficiaries, agents, servants and employees (the "Tenant Parties") from and against any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from the negligence or willful misconduct of Landlord and the Landlord Parties in, on or about the Project Common Areas, except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Party.  The provisions of this Section 9.4 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

ARTICLE 10
DAMAGE AND DESTRUCTION
10.1            Repair of Damage to Premises by Landlord.  Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty (a "Casualty").  Within forty-five (45) days after the occurrence of any Casualty, Landlord shall cause to be delivered to Tenant an estimate (the "Estimate"), prepared by a qualified, independent, experienced and reputable architect and/or general contractor and addressed to Tenant, of the number of days measured from the date of the Casualty, that will be required for Landlord to substantially complete the repair and restoration of the Building.  If the Premises or any common areas of the Project serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently prosecute to completion, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 10, restore the Base, Shell and Core of the Premises and such common areas.  (As used herein, the term "Base, Shell and Core" shall have the meaning given that term in Exhibit "C").  Such restoration shall be to substantially the same condition of the Base, Shell and Core of the Premises and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Project, or any other modifications to the common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired.  Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Article 9 of this Lease applicable to the extent applicable to the Tenant Improvements, and Landlord shall repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Tenant Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage.  Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, Landlord shall allow Tenant a proportionate abatement of Rent during the time and to the extent the Premises and common areas necessary to Tenant's occupancy are materially damaged and unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof.

10.2            Landlord's Option to Repair.  Notwithstanding the terms of Section 10.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises and/or Project and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of actual discovery of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Project shall be damaged by fire or other casualty or cause whether or not the Premises are affected, and one or more of the following conditions is present:  (a) repairs cannot reasonably be completed within two hundred ten (210) days of the date of actual discovery of damage (when such repairs are made without the payment of overtime or other premiums), (b) the holder of any mortgage on the Building or ground or underlying lessor with respect to the Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground or underlying lease, as the case may be; or (c) more than $250,000.00 of the damage is not covered, except for deductible amounts, by Landlord's insurance policies.
Notwithstanding anything to the contrary contained herein, if the Premises is wholly or partially damaged or destroyed within the final twelve (12) months of the then remaining Lease Term of this Lease (as the same may theretofore have been extended pursuant to this Lease), and repairs cannot be completed within sixty (60) days, then Landlord or Tenant may, at its option, elect to terminate the Lease as to the affected portion of the Premises, by giving the other party notice no later than thirty (30) days after the actual discovery of such damage or destruction.
Notwithstanding anything to the contrary in this Lease, if the damage is to the Premises or the Project Common Areas serving the Premises then, if Landlord's Estimate is more than two hundred ten (210) days after the date of actual discovery of damage and Landlord has not elected to terminate this Lease pursuant to this Article 10, Tenant shall have the right to terminate this Lease by giving Landlord written notice thereof within thirty (30) days following receipt of the Estimate.  If Tenant does not elect to terminate the Lease pursuant to the foregoing and the Premises and the Project Common Areas serving the Premises are not repaired and restored by Landlord within the number of repair days stated in the Estimate following the earlier of (i) the last day of the thirty (30) day period within which Tenant had to terminate the Lease or (ii) the date Tenant notified Landlord in writing that Tenant was not exercising the termination right and desires Landlord to promptly commence Landlord's repair work plus the number of days Landlord is delayed in completing restoration of the Premises and the Project Common Areas serving the Premises due to the acts or omissions of Tenant (including without limitation delays in approving plans and delivering insurance proceeds), then Tenant may terminate the Lease by written notice to Landlord given at any time prior to the date Landlord completes the repair work; provided that if Landlord completes the restoration of the Premises and the Project Common Areas serving the Premises within thirty (30) days after receipt of Tenant's notice, then Tenant's termination shall be ineffective and the Lease shall remain in full force and effect.
Upon any such termination of this Lease pursuant to this Section 10.2, Tenant shall pay Rent, properly apportioned up to such date of termination, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.
10.3            Waiver of Statutory Provisions.  The provisions of this Lease, including this Article 10, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Project or any portion thereof, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Project or any portion thereof.

ARTICLE 11
NON-WAIVER
No waiver of any provision of this Lease shall be implied by any failure of either party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by any party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated.  No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.
ARTICLE 12
EMINENT DOMAIN
12.1            Taking
.  If any material portion of the Project shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking to such an extent as to render untenantable the entirety of the Premises or such a material portion of the Premises that Tenant's operation from the remainder of the Premises is not reasonably practicable as reasonably determined by the parties, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority by written notice to the other party by the effective date of such taking.  Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, other than a claim for any separate award attributable to the value of any personal property or trade fixtures of Tenant which are taken, costs of Tenant's relocation, and Tenant hereby assigns to Landlord all of Tenant's interest in, and Landlord shall be entitled to receive, the entire amount of any other award without deduction for any estate or interest of Tenant (including, without limitation, any award attributable to the value of the remaining Lease Term of this Lease).  If neither Tenant nor Landlord so elects to terminate, Landlord shall, to the extent of proceeds received, commence to restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the Monthly Base Rent and Tenant's obligation for payment of Tenant's Expenses Excess corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration.  Nothing contained in this Section 12.1 shall be deemed to give Landlord any interest in any award made to Tenant for the taking of Tenant's personal property and trade fixtures or for Tenant's costs of relocation.
12.2            Temporary Taking.  In the event of a taking of the Premises or any part thereof for temporary use, (i) this Lease shall be and remain unaffected thereby and Rent shall not abate, and (ii) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Lease Term, provided that if such taking shall remain in force at the expiration of the Lease Term or earlier termination of this Lease, Tenant shall then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Section 7.4 with respect to surrender of the Premises and upon such payment shall be excused from such obligations.  For purposes of this Section 12.2, a temporary taking shall be defined as a taking for a period of six (6) months or less.

12.3            Certain Waivers.  The provisions of this Lease, including this Article 12, constitute an express agreement between Landlord and Tenant with respect to any and all condemnation or taking of, all or any part of the Premises, the Project or any portion thereof, and any statute or regulation of the State of California, including, without limitation, Section 1265.130 of the California Code of Civil Procedure, with respect to any rights or obligations concerning condemnation or taking in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any condemnation or taking of all or any part of the Premises, the Project or any portion thereof.

ARTICLE 13
ASSIGNMENT AND SUBLETTING
13.1            Transfers.  Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld (subject to the provisions of this Article 13) assign this Lease or sublet all or any part of the Premises or permit the use of the Premises by any persons other than Tenant and its employees, agents and licensees, whether by operation of law or otherwise (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee").  In addition, except for any of the foregoing described Transfers made with the prior consent of Landlord in accordance herewith, Tenant shall not, without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole and absolute discretion, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, by operation of law or otherwise.  If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include:

(a)	the proposed effective date of the Transfer, which shall not be less than forty-five (45) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice;
(b)	a description of the portion of the Premises to be transferred (the "Subject Space");
(c)
all of the material economic terms of the proposed Transfer and the consideration therefor, including a calculation of the "Transfer Premium," as that term is defined in Section 13.4 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer; and,

(d)
current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information reasonably requested by Landlord within ten (10) business days after Tenant's initial request for consent, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other information as Landlord may reasonably request within ten (10) business days after Tenant's initial request.  Any Transfer made without Landlord's prior written consent or not in compliance with this Article 13 shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, after notice and expiration of a ten (10) business day cure period constitute a default by Tenant under this Lease.

Tenant shall, within thirty (30) days after written request by Landlord, reimburse Landlord for all reasonable costs and expenses (including reasonable attorneys' fees) incurred by Landlord in connection with its review of a proposed Transfer not to exceed $2,000 in connection with any particular Transfer so long as Tenant and the proposed transferee execute Landlord's standard form of consent document without negotiation.
13.2            Landlord's Consent.  Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice.  The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:
(a)	The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building in Landlord's reasonable judgment;
(b)	The Transferee intends to use the Subject Space for purposes which are not permitted hereunder;
(c)	The Transferee is either a governmental agency or instrumentality thereof;
(d)	The Transfer will result in more than seven (7) occupants per 1,000 square feet of Rentable Area;
(e)
The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested or does not satisfy the Net Worth Threshold;

(f)	The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Project a right to cancel its lease;

(g)	The terms of the proposed Transfer will allow the Transferee to exercise any right of renewal, right of expansion, right of first offer, or any other similar right held by Tenant;
(h)
Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Building at the time of the request for consent, (ii) is negotiating with Landlord to lease space in the Building at such time, or (iii) has negotiated with Landlord during the six (6) month period immediately preceding the Transfer Notice and, in each case, Landlord has available space in the Project to accommodate the requirements of such proposed Transferee; or

(i)
With respect to a Transfer proposed to be entered into during the first year of the Term of this Lease, the rent proposed to be paid by the Transferee is less than 90% of the Rent payable by Tenant under this Lease, and Landlord has available space in the Project to accommodate the requirements of such proposed Transferee.

If Landlord consents to any Transfer pursuant to the terms of this Section 13.2 (and does not exercise any recapture rights Landlord may have under Section 13.3 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 13.1 of this Lease, provided that if there are any changes in the terms and conditions for those specified in the Transfer Notice such that (i) Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 13.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 13 (including Landlord's right of recapture under Section 13.3 of this Lease).
13.3            Landlord's Option as to Subject Space.  Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice regarding any assignment of this Lease or subletting of any portion of the Premises for all or substantially all of the remainder of the Lease Term, to (i) recapture the Subject Space and terminate the Lease, or (ii) take an assignment or sublease of the Subject Space from Tenant.  In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of square feet of Rentable Area retained by Tenant in proportion to the number of square feet of Rentable Area contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same.  If the Subject Space shall be assigned or subleased by Tenant to Landlord, the rent for the Subject Space payable by Landlord to Tenant shall be the effective Base Rent plus the Additional Rent payable by Tenant under this Lease for the Subject Space on a prorated basis based upon the number of square feet of Rentable Area in the Subject Space, and all other provisions of this Lease shall remain in full force and effect, and upon request of either party, the parties shall execute a written confirmation of the same.  If Landlord declines, or fails to elect in a timely manner to recapture, sublease or take an assignment of the Subject Space, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of the last paragraph of Section 13.2.  This Section 13.3 shall not apply to any Permitted Transfer.

13.4            Transfer Premium.  If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," (as that term is hereinafter defined) received by Tenant from such Transferee.  "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease, on a per square foot of Rentable Area basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer or contributions to the cost thereof, (ii) any brokerage commissions, reasonable attorneys' fees and reasonable advertising and marketing costs reasonably incurred by Tenant in connection with the Transfer and (iii) any other commercially reasonable monetary concessions such as improvement allowances.  "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixture, inventory, equipment or furniture transferred by Tenant to Transferee in connection with such Transfer.  This Section 13.4 shall not apply to any Permitted Transfer.

13.5            Effect of Transfer.  If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium, (v) any assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease, and (vi) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease.  Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer Premium, and shall have the right to make copies thereof; provided, that, the same shall be deemed to be Confidential Information (as defined below) of Tenant.  If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit, and if understated by more than five percent (5%).

13.6            Additional Transfers.  For purposes of this Lease, the term "Transfer" shall also include:  (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of fifty percent (50%) or more of partnership interests, within a twelve (12) month period, or the dissolution of the partnership without immediate reconstitution thereof; and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), the dissolution, merger, consolidation or other reorganization of Tenant; the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12) month period.

13.7            Non-Transfers.  Notwithstanding the foregoing, Tenant may Transfer all or part of its interest in this Lease or all or part of the Premises (a "Permitted Transfer") to the following types of entities (a "Permitted Transferee") without the written consent of Landlord: (a) any parent, subsidiary or affiliate corporation which Controls, is Controlled by or is under common Control with Tenant (collectively, an "Affiliate"); (b) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Tenant, an Affiliate of Tenant, or their respective corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as in both cases (a) and (b), (i) Tenant's obligations hereunder are assumed by the Permitted Transferee; and (ii) in the case of (b) only, the Permitted Transferee satisfies the Net Worth Threshold as of the effective date of the Permitted Transfer; or (c) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity which acquires all or substantially all of Tenant's assets and/or ownership interests, if the Transferee satisfies the Net Worth Threshold as of the effective date of the Transfer.  Tenant shall notify Landlord in writing of any such Permitted Transfer.  Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing, the obligations of Tenant hereunder.  Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, whether accruing prior to and/or from and after the consummation of the Transfer.  No later than ten (10) days prior to the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with (1) copies of the instrument effecting any of the foregoing Transfers, (2) documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Transfer, and (3) evidence of insurance as required under this Lease with respect to the Permitted Transferee.  The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers.  As used herein, the term "Net Worth Threshold" shall mean the proposed Permitted Transferee has a tangible net worth equal to or greater than that of Tenant as shown on the most recent public filing with the Securities and Exchange Commission (the "SEC"); provided that if the Tenant has not made a filing with the SEC within the prior year, then it shall mean that the Proposed Transferee has a tangible net worth equal to or greater than that of Tenant as shown on Tenant's filings with the SEC as of December 31, 2012. The tangible net worth of the Permitted Transferee shall be determined in accordance with generally accepted accounting principles consistently applied and excluding from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, licenses, trademarks, trade names, copyrights and franchises, and as evidenced by financial statements audited by a certified public accounting firm reasonably acceptable to Landlord.  If audited financial statements are not then available, Tenant may instead provide unaudited financial statements certified by an officer of the Permitted Transferee as accurately and completely reflecting the financial condition of the Permitted Transferee.  The term "Control" shall mean the possession of the power to direct or cause the direction of the management and policy of such corporation, partnership, limited liability company or other entity, whether through the ownership of voting securities, by statute or by contract, and whether directly or indirectly through Affiliates (as that term is hereinafter defined).

ARTICLE 14
SURRENDER OF PREMISES; TRADE FIXTURES
14.1            Surrender of Premises.  No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord.  The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery, Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated.  The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subtenancies affecting the Premises.

14.2            Removal of Tenant Property by Tenant.  Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord, reasonable wear and tear, damage from casualty and condemnation and repairs which are specifically made the responsibility of Landlord hereunder excepted.  Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant and Tenant shall repair at its own expense all damage to the Premises and Project resulting from such removal.  If Tenant shall fail to remove all of its property from the Premises prior to the expiration of the Lease Term or earlier termination of this Lease for any cause whatsoever, Landlord may, at its option, either treat such property as being conveyed to Landlord in which case the same shall automatically and without further action be deemed to be the sole property of Landlord, or remove the same in any manner that Landlord shall choose, and store or dispose of said property without liability to Tenant for loss thereof, and Tenant agrees to pay to Landlord upon demand any and all expenses incurred in such removal, including court costs, reasonable attorneys' fees and storage charges on such property for any length of time that the same shall be in Landlord's possession.  In the alternative, Landlord may, at its option, sell said property, or any of the same, in such manner as Landlord determines to be appropriate in Landlord's reasonable business judgment, for such prices as Landlord may obtain and apply the proceeds of such sale to any amounts due under this Lease from Tenant to Landlord and to the expense incident to the removal and sale of such property.  Tenant waives the benefit of any statutory provisions governing the treatment by a lessor of a lessee's personal property left in leased premises following the expiration of the lease, in the event Tenant fails to remove all of its property from the Premises upon the expiration of the Lease Term or earlier termination of this Lease, the parties hereby agreeing that the provisions of this Lease constitute the express agreement of the parties with respect thereto and are intended to govern such situation.
ARTICLE 15
HOLDING OVER
If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease.  Such month-to month tenancy shall be subject to every other term, covenant and agreement contained herein.  Nothing contained in this Lease shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease.  The provisions of this Lease shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law.  If Tenant fails to surrender the Premises thirty (30) days after the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding Tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.
ARTICLE 16
ESTOPPEL, SUBORDINATION AND ATTORNMENT
16.1            Estoppel Certificate.  Within ten (10) business days after request therefor by Landlord, Tenant shall execute and deliver an estoppel certificate which shall be substantially in the form of Exhibit G attached hereto and made a part hereof (or such other commercially reasonable form as may be required by any mortgagee or prospective mortgagee or purchaser of the Project or any portion thereof) and which shall contain such other factual information reasonably requested by Landlord or any such mortgagee or purchaser.  Tenant's failure to deliver such statement in time shall constitute an acceptance of the Premises and an acknowledgment by Tenant that the statements included in the estoppel certificate are true and correct, without exception.  Within ten (10) business days after request therefor by Tenant in connection with a proposed Transfer by Tenant or other business transaction by Tenant, Landlord shall execute and deliver an estoppel certificate certifying:  (i) that this Lease is in full force and effect and the same has not been amended or modified except as set forth in said estoppel certificate; (ii) the amount of Base Rent then payable under this Lease and the date to which Base Rent has been paid; (iii) the amount of security deposit (if any) then held by Landlord under this Lease; (iv) that Landlord has not delivered a notice of default to Tenant which remains uncured (unless any such uncured default notice exists, in which event Landlord shall describe the same), and (v) that the individual signing the estoppel certificate does not then have actual knowledge of any default by Tenant under this Lease, without any duty of investigation or inquiry.

16.2            Subordination.  This Lease is subject and subordinate to all present and future ground or underlying leases of the Project or any portion thereof ("Ground Leases"), and to the lien of any mortgages or trust deeds, now or hereafter in force against the Project or any portion thereof ("Mortgages"), if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such Mortgages, or the lessors under such Ground Leases, require in writing that this Lease be superior thereto.  Notwithstanding the foregoing to the contrary, Landlord shall provide Tenant with a non-disturbance agreement in the form of Exhibit H ("SNDA") signed by Landlord and JP Morgan Chase and acknowledged by a notary ("Existing Lender") within sixty (60) days after the full execution and delivery of this Lease and Tenant shall have the right to terminate this Lease if such SNDA is not delivered on or before such date.  With respect to any Ground Leases and Mortgages which come into existence at any time after the date of execution of this Lease but prior to the expiration of the Lease Term (i.e., future Ground Leases and Mortgages), Landlord shall obtain a non-disturbance agreement from the lessors under such Ground Leases and the holders of such Mortgages in the form of Exhibit H attached hereto or another commercially reasonable form.  Tenant shall pay all costs incurred by Landlord in obtaining the SNDA and any other subordination and non-disturbance agreement under this Section 16.2. Landlord represents and warrants to Tenant that there are no present Ground Leases or Mortgages other than the trust deed in favor of Existing Lender.  Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or trust deed or termination of a ground lease, to attorn, without any deductions or setoffs whatsoever, to the purchaser upon any such foreclosure sale or ground lessor upon any such termination if so requested to do so by such purchaser or ground lessor, and to recognize such purchaser or ground lessor as the lessor under this Lease, provided such purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant within all applicable notice and cure periods.  Tenant shall, within ten (10) business days of request by Landlord, execute an instrument in such commercially reasonable form as the applicable mortgagee, trust deed beneficiary, ground lessor or underlying lessor may request and/or such further commercially reasonable instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such Mortgages or Ground Leases in accordance with this Article 16.  Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any foreclosure proceeding or sale.

ARTICLE 17
DEFAULTS; REMEDIES
17.1            Events of Default.  The occurrence of any of the following events shall constitute an "Event of Default" on the part of Tenant without notice from Landlord unless otherwise provided:
(a)	The abandonment (as defined in California Civil Code Section 1951.3) of the Premises by Tenant.
(b)
Payment.  Failure to pay any installment of Base Rent, Additional Rent or other monies due and payable hereunder upon the date when said payment is due, where such failure continues for a period of five (5) business days after receipt by Tenant of written notice from Landlord of such failure to pay when due (which notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar successor statute);

(c)
Performance.  Default in the performance of any of Tenant's covenants, agreements or obligations hereunder (except default in the payment of Rent), where such default continues for thirty (30) days after written notice thereof from Landlord (which notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar successor statute); provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall promptly commence such cure within such thirty (30) day period and thereafter continuously and diligently prosecute such cure to completion;

(d)	Assignment. A general assignment by Tenant for the benefit of creditors;
(e)
Bankruptcy.  The filing of a voluntary petition by Tenant, or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and not removed within ninety (90) days of filing.

(f)	Receivership. The appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or of the Premises or any interest of Tenant therein;
(g)
Insolvency or Dissolution.  Tenant shall admit in writing that Tenant is insolvent or unable to pay its debts, or shall fail generally to pay its debts as they become due; or any court shall enter a decree or order directing the winding up or liquidation of Tenant or of substantially all of its assets; or Tenant shall take any action toward the dissolution or winding up of its affairs or the cessation or suspension of its use of the Premises; and,

(h)	Attachment. Attachment, execution or other judicial seizure of substantially all of Tenant's assets or the Premises or any interest of Tenant under this Lease.
17.2            Landlord's Remedies.  If an Event of Default shall occur, at any time thereafter and without limiting Landlord in the exercise of any other right or remedy at law or in equity, Landlord may elect any of the following remedies:
(a)	Continuation of Lease. Notwithstanding Tenant's breach of the Lease and abandonment of the Premises, Landlord may continue the Lease in full force and effect and enforce all of the Landlord's rights and remedies under the Lease, as provided by California Civil Code Section 1951.4, including the right to recover rent as it becomes due, so long as Landlord does not terminate Tenant's right to possession.  Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.  At any time subsequent to vacation or abandonment of the Premises by Tenant, Landlord may give notice of termination and shall thereafter have all of the rights set forth in Section 17.2 (b) below.

(b)	Termination. So long as the default continues, Landlord shall have the right to terminate this Lease by written notice to Tenant.
(c)
Possession.  Following termination of the Lease under Section 17.2(b) and without prejudice to any other remedies Landlord may have by reason of Tenant's default or of such termination, Landlord may then or at anytime thereafter:  (i) peaceably re-enter the Premises, or any part thereof, upon voluntary surrender by Tenant or expel or remove Tenant therefrom and any other persons occupying them, using such legal proceedings as are then available; (ii) repossess and enjoy the Premises; or relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Lease Term) at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom, store such personal property at Tenant's expense and sell such property and apply the proceeds therefrom pursuant to applicable California law, all as attorney-in-fact for Tenant.

(d)
Recovery.  Following termination under Section 17.2(b) above, Landlord shall have all the rights and remedies to recover from Tenant damages as provided by California Civil Code Section 1951.2 (or any successor law) including without limitation:  (i) the worth at the time of the award of the unpaid Rent and other amounts which had been earned at the time of termination; (ii) the worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of the award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such Rent loss Tenant proves could be reasonably avoided; (iv) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.  The "worth at the time of the award" of the amounts referred to in (i) and (ii) are computed by allowing interest at the Interest Rate applicable to the time of award.  The "worth at the time of the award" of the amount referred to in (iii) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(e)
Receivership.  Upon application by Landlord, Landlord may have a receiver appointed for Tenant to take possession of the Premises and to apply all rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to Section 17.2(c) above.

(f)
Additional Remedies.  In addition to the foregoing remedies, so long as this Lease is not terminated, Landlord shall have the right to remedy any Event of Default of Tenant, to maintain or improve the Premises without terminating the Lease, to incur expenses on behalf of Tenant in seeking a new sublessee or to cause a receiver to be appointed to administer the Premises and new or existing subleases, and to add to the Rent payable hereunder all of Landlord's reasonable costs in doing so, with interest at the Interest Rate.  Landlord may pursue any and all other remedies available to Landlord at law or in equity, by statute or otherwise.

(g)	Other Breaches. If Tenant causes or threatens a breach of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to retain all sums held by Landlord for Tenant's account or in any account provided for herein to enjoin such breach or threatened breach, and to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings and other remedies were not provided for in this Lease.
(h)
Cumulative.  Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.  The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease, now or hereafter existing at law or in equity or by statute or otherwise, shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

17.3            No Waiver.  Notwithstanding anything to the contrary contained herein, no failure by Landlord to insist upon the strict performance of any term hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach shall constitute a waiver of any such breach or of any such term or of any of Landlord's rights available under this Lease or at law or equity, including without limitation the right to recover possession of the Premises.  Efforts by Landlord to mitigate the damages caused by Tenant's breach of this Lease shall not be construed to be a waiver of Landlord's right to recover damages under this Article 17.  Nothing in this Article 17 affects the right of Landlord to be indemnified and/or held harmless by Tenant in accordance with the provisions of this Lease for liability arising prior to the termination of this Lease.

17.4            Landlord Default.  Notwithstanding anything to the contrary set forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if Landlord fails to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and thereafter diligently pursues the same to completion.  Except in the case of constructive eviction (as evidenced by a final, unappealable judgment by a court of competent jurisdiction), in no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's failure to perform any covenant or agreement contained in this Lease, and Tenant hereby waives such remedies of termination and rescission and hereby agrees that Tenant's remedies for Landlord's failure to perform hereunder and for breach of any promise or inducement shall be limited to a claim of constructive eviction and/or a suit for damages and/or injunction.

ARTICLE 18
GRAPHICS
18.1            General.  Landlord shall provide identification of Tenant's name and suite numerals at the main entrance door to the Premises.  All graphics of Tenant visible in or from public corridors or the exterior of the Premises or Project shall be subject to Landlord's prior written approval in its sole discretion and shall comply with the sign criteria established as the Project standard.  Upon the expiration or earlier termination of this Lease, Tenant shall be responsible, at its sole cost and expense, for the removal of such signage and the repair of all damage caused by such removal.

18.2            Building Directory.  At Landlord's cost, Tenant shall be entitled to its proportionate share of lines on the office building directory to display Tenant's name and location in the Project.

18.3            Prohibited Signage and Other Items.  Any signs, notices, logos, pictures, names or advertisements which are installed and visible from the exterior of the Premises and that have not been individually approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant.  Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Project.  Any window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises are subject to the prior approval of Landlord, in its sole discretion.

ARTICLE 19
LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT
19.1            Landlord's Cure.  All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent.  If Tenant fails to perform any covenant or agreement to be performed by Tenant under this Lease, Landlord shall have the right (but not the obligation) to perform such covenant or agreement (a) immediately, in the event of an emergency situation of imminent risk of personal injury or material property damage, or (b) following Tenant's failure to cure such failure to perform within the period provided for cure after Tenant's receipt of written notice from Landlord pursuant to Section 17.1 above.  Any performance by Landlord of Tenant's obligations shall not waive or cure such default, or constitute a waiver by Landlord of any right it may have based upon any default of Tenant and shall not release Tenant from any obligations hereunder.

19.2            Tenant's Reimbursement.  Except as may be specifically provided to the contrary in this Lease, Tenant shall, within thirty (30) days after delivery by Landlord to Tenant of statements therefor together with reasonable supporting evidence, pay to Landlord the following, as Additional Rent, together with interest at the Interest Rate:  (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 19.1; and (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 9 of this Lease.  Tenant's obligations under this Section 19.2 shall survive the expiration or sooner termination of the Lease Term.

ARTICLE 20
MISCELLANEOUS PROVISIONS
20.1            Terms.  The necessary grammatical changes required to make the provisions hereof apply either to corporations, partnerships or other entities or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed.

20.2            Binding Effect.  Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns; provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 13 of this Lease.

20.3            Easements.  Landlord reserves the right to:  (i) alter the boundaries of the Lot, and (ii) grant easements on the Lot and dedicate for public use portions thereof without Tenant's consent; provided, however, that no such grant or dedication shall materially interfere with Tenant's use of the Premises.

20.4            No Light, Air or View Easement.  Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Project or any temporary darkening of the windows of the Premises or obstruction of the light or view therefrom by reason of any repairs, improvements, maintenance or cleaning in or about the Project shall in no way affect this Lease or impose any liability on Landlord or reduce or diminish Tenant's obligations under this Lease.

20.5            Authorization.  If Tenant executes this Lease as a corporation, limited liability company or partnership, then Tenant represents and warrants that Tenant is duly qualified to do business in California and that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf.  If Landlord executes this Lease as a corporation, limited liability company or partnership, then Landlord represents and warrants that Landlord is duly qualified to do business in California and that the individuals executing this Lease on Landlord's behalf are duly authorized to execute and deliver this Lease on its behalf.

20.6            Accord and Satisfaction.  No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

20.7            Peaceful Enjoyment.  Subject to the other terms hereof, Tenant shall and may peacefully have, hold and enjoy the Premises, provided that Tenant pays the Rent and other sums herein to be paid by Tenant and performs all of Tenant's covenants and agreements contained herein.  Tenant agrees that in the event of any assignment of this Lease by Landlord, Landlord shall automatically be released from all liability under this Lease arising on or after such transfer and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee.

20.8            Limitation of Liability.  The obligations of Landlord under this Lease shall not constitute personal obligations of the partners, directors, members, officers or shareholders of Landlord, and Tenant shall look solely to the Project (and any cash and other personal property assets of Landlord) and to no other assets of Landlord for satisfaction of any liability in respect of this Lease and shall not seek recourse against the partners, directors, members, officers or shareholders of Landlord or any of their personal assets for such satisfaction.  The obligations of Tenant under this Lease shall not constitute personal obligations of the limited partners, directors, members, officers or shareholders of Tenant.  In no case shall either party be liable to the other party for any lost profits, damage to business, or any form of special, indirect or consequential damage on account of any breach of this Lease or otherwise, notwithstanding anything to the contrary contained in this Lease except as expressly set forth in Article 15.

20.9            Time, Calendar Year; Calendar Days.  Time is of the essence in the performance of all obligations under this Lease.  As used in this Lease, the term "calendar year" shall mean January 1 through December 31.  For purposes hereof, "business day" shall be all calendar days except Saturdays and Sundays, federal holidays and holidays observed by national banks in the State of California.  Except as otherwise expressly provided herein, all references to days in this Lease shall mean calendar days, not working or business days; provided, however, that if a certain date falls on a weekend or holiday, the next business day shall be substituted for the applicable date.

20.10            Severability.  If any term or provision of this Lease, or the application thereof to any person or circumstance, the deletion of which shall not adversely affect the receipt of any material benefit of Landlord or Tenant, shall be invalid, void or unenforceable to any extent, the remainder of this Lease, and the application of such terms or provisions to other persons or circumstances, shall not be affected, impaired or invalidated thereby and shall be enforced to the greatest extent permitted by law.

20.11            Applicable Law.  This Lease, and the rights and obligations of the parties hereto, shall be construed and enforced in accordance with the laws of the State of California.

20.12            Submission of Lease.  The submission of this document for examination and negotiation neither constitutes an offer to lease, nor a reservation of, nor option for leasing the Premises.  This document shall become effective and binding only upon execution and delivery by Landlord and Tenant.  No act or omission of any employee or agent of Landlord or Tenant or of Landlord's or Tenant's broker or managing agent shall alter, change or modify any of the provisions hereof.

20.13            Rules and Regulations.  At all times during the Lease Term, Tenant shall comply with rules and regulations for the Project as set forth in Exhibit F attached hereto and by this reference made a part hereof ("Rules and Regulations").  Landlord agrees not to enforce the Rules and Regulations in a discriminatory manner.  To the extent of any conflict between the express terms and conditions of this Lease and the terms and conditions of the Rules and Regulation, the terms and conditions of this Lease shall control.  Landlord reserves the right at any time upon at least thirty (30) days written notice to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations; provided, that such new rules or amendments shall not have a material adverse effect on the operation of Tenant's business at the Premises

20.14            No Nuisance.  Tenant shall conduct its business and control its agents, employees, invitees and visitors in such a manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Landlord in its operation of the Building.

20.15            Broker.  Landlord shall be responsible, pursuant to separate written agreement, for the payment of the commission in connection with this Lease owing to the brokers designated in Article 12 of the Summary.  Landlord warrants that it has had no dealing with any real estate broker or agents in connection with the negotiation of this Lease excepting only the broker or agent designated in Article 12 of the Summary, and that it knows of no other real estate broker or agent who is entitled to or can claim a commission in connection with this Lease.  Landlord agrees to indemnify, defend and hold Tenant harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) with respect to any alleged leasing commission or equivalent compensation alleged to be owing on account of Landlord's dealings with any such other real estate broker or agent.  Tenant warrants that it has had no dealing with any real estate broker or agents in connection with the negotiation of this Lease excepting only the broker or agent designated in Article 12 of the Summary, and that it knows of no other real estate broker or agent who is entitled to or can claim a commission in connection with this Lease.  Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) with respect to any alleged leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any such other real estate broker or agent.

20.16            Modification for Lender.  If, in connection with obtaining construction, interim or permanent financing for the Project, the lender or any ground lessor shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

20.17            Recording.  Neither Landlord nor Tenant shall record this Lease or any short form memorandum hereof.

20.18            Parking Facilities
.
(a)
The parking areas within the Project are available for the use of tenants of the Project and their visitors and customers.  All parking rights are subject to the reasonable rules, regulations, charges, rates, validation and identification systems set forth by Landlord from time to time.  Landlord may restrict certain portions of the Project parking areas for the exclusive use of one or more tenants of the Project and may designate other areas to be used at large only by customers and visitors of tenants of the Project.  Landlord reserves the right to delegate the operation of the Project parking areas to a parking operator which shall be entitled to all of the obligations and benefits of Landlord.

(b)
During the Lease Term, Tenant shall have the right in common with other tenants of the Project to use the number of unreserved spaces in the Project parking areas specified in the Summary; additional parking spaces for Tenant's customers and visitors may be allowed at Landlord's option, subject to availability.  Notwithstanding the foregoing, Landlord reserves the right, from time to time, to make reasonable changes in, additions to and deletions from the parking areas and the purposes to which the same may be devoted, provided that Landlord does not permanently reduce the number of Tenant's parking spaces specified above.

(c)
Landlord shall have the right to cause to be removed any vehicles of Tenant, its customers or visitors that are parked in violation of this Lease or in violation of the Rules and Regulations, without liability of any kind to Landlord and Tenant agrees to indemnify, defend, protect and hold Landlord harmless from and against any and all claims, losses, damages, demands, costs and expenses (including without limitation reasonable attorney's fees and expenses) asserted or arising with respect to or in connection with the removal of any such automobile(s).  Landlord shall not be liable for any claims, losses, damages, expenses or demands with respect to any vehicles of Tenant, its customers or visitors that are parked in the Project parking areas, except for such loss or damage as may be caused by Landlord's gross negligence or willful misconduct, and Tenant agrees to indemnify, defend, protect and hold Landlord harmless from and against any such claim, loss, damage, demand, cost or expense (including without limitation reasonable attorneys' fees and expenses), except for such loss or damage as may be caused by

     Landlord's gross negligence or willful misconduct.  From time to time, upon request of Landlord, Tenant shall supply Landlord with a list of license plate numbers of all automobiles owned by its employees and agents granted parking privileges.

20.19            No Merger.  The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and at the option of Landlord shall terminate all or any existing assignments, subleases or subtenancies, or at the option of Landlord may operate as an assignment to it of any or all such assignments, subleases or subtenancies.

20.20            Amendment.  Except as otherwise provided herein, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless in writing and executed by Landlord and Tenant.

20.21            Financial Statements.  At any time during the Lease Term, but (unless Tenant is in default) not more than twice per calendar year and (unless Tenant is in default) only in connection with Landlord's sale or financing of the Project), Tenant shall upon ten (10) days prior written notice from Landlord provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year.  Such statements shall be prepared in accordance with generally accepted accounting principles.  Notwithstanding the foregoing, in the event that (A) stock in the entity which constitutes Tenant under this Lease  is publicly traded on a national stock exchange, (B) Tenant has its own, separate and distinct 10K and 10Q filing requirements, and (C) Tenant is current in making such filings, then Tenant's obligation to provide Landlord with a copy of its most recent balance sheet shall be deemed satisfied.

20.22            Hazardous Substances; Indemnification.
(a)
If any Hazardous Substances are used, stored, generated, or disposed of on or in the Premises by Tenant, or if the Premises become affected by any release or discharge of a Hazardous Substance caused by Tenant, Tenant shall indemnify, defend and hold harmless Landlord from and against any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses arising during or after the term of this Lease and arising as a result of such contamination, release or discharge.  This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any clean-up, remediation, removal, or restoration mandated by federal, state or local agency or political subdivision.  Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on the Premises and the same results in any contamination, release or discharge, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the conditions existing prior to the presence of any such Hazardous Substance on the Premises.  Tenant shall first obtain Landlord's approval for any such remedial action not to be unreasonably withheld, conditioned or delayed.  Furthermore, Tenant shall immediately notify Landlord of any inquiry, test, investigation or enforcement proceeding by or against Tenant or the Project concerning the presence of any Hazardous Substance.

(b)
Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord Tenant's initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit I and incorporated herein by this reference; and Landlord hereby consents to the use of such Hazardous Materials as described therein, subject to Tenant's compliance with this Section 20.22.  Tenant covenants, represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant.  Tenant, at its sole cost and expense, shall operate its business in the Premises in strict compliance with all Environmental Requirements (as defined below) and all requirements of this Lease.  Within thirty (30) days after Landlord's request, Tenant shall complete and certify to a disclosure statement in the form of Exhibit I from time to time (but not more often than twice per calendar year) relating to Tenant's use of Hazardous Materials on the Premises, and Tenant shall promptly deliver to Landlord a copy of any notice of violation relating to the Premises or the Project of any Environmental Requirement.  Tenant shall reimburse Landlord within 30 days after demand for the actual costs and fees charged by Landlord's consultant to review the list of chemicals provided by the Tenant and/or inspect the Premises if any violation of Environmental Requirements in the Premises arising from Tenant's use of Hazardous Substances is discovered.

(c)
As used herein, "Hazardous Substance" means asbestos, any petroleum fuel, polychlorobiphenyls ("PCBs") and any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States government, including, but not limited to, any material or substance defined as a "hazardous waste", "extremely hazardous waste", "restricted hazardous waste", "hazardous substance", "hazardous material" or "toxic pollutant" under the California Health and Safety Code and/or under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. section 9601, et. seq.  The term "Environmental Requirements" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, permits, authorizations, orders, policies or other similar requirements of any governmental authority, agency or court regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the environment, including without limitation, the following:  the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; the Clean Air Act; the Clean Water Act; the Toxic Substances Control Act and all state and local counterparts thereto; all applicable California requirements, including, but not limited to, Sections 25115, 25117, 25122.7, 25140, 25249.8, 25281, 25316 and 25501 of the California Health and Safety Code and Title 22 of the California Code of Regulations, Division 4.5, Chapter 11, and any policies or rules promulgated thereunder as well as any County or City ordinances that may operate independent of, or in conjunction with, the State programs, and any common or civil law obligations including, without limitation, nuisance or trespass.

(d)
Tenant shall not be liable for nor otherwise obligated to Landlord under any provision of the Lease with respect to the removal, investigation, monitoring or remediation of any Hazardous Material present in, on or about the Premises, the Building or the Project prior to the date of this Lease; provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all claims, remediation obligations, investigation obligations, liabilities, causes of action, attorneys' fees, consultants' costs, expenses and damages (including without limitation, attorneys' and experts' fees and costs) and losses to the extent (a) Tenant or any of Tenant's agents, employees, contractors, licensees or invitees contributes to the presence of such Hazardous Materials or Tenant and/or any of Tenant's agents, employees, contractors, licensees or invitees exacerbates the conditions caused by such Hazardous Materials, or (b) Tenant and/or Tenant's agents, employees, contractors, licensees or invitees allows or permits persons over which Tenant or any of such persons has control and/or for which Tenant or any of Tenant's agents, employees, contractors, licensees or invitees are legally responsible for, to cause such Hazardous Materials to be present in, on, under, through or about any portion of the Premises, the Building or the Project, or does not take all reasonably appropriate actions to prevent such persons over which Tenant or any of Tenant's agents, employees, contractors, licensees or invitees has control and/or for which Tenant or any of Tenant's agents, employees, contractors, licensees or invitees are legally responsible from causing the presence of Hazardous Materials in, on, under, through or about any portion of the Premises, the Building or the Project.

(e)
Prior to the expiration or earlier termination of the Lease Term, Tenant shall provide a decommissioning report prepared or reviewed by an independent third party showing Tenant's compliance with all decommissioning rules and regulations under Environmental Requirements and demonstrating that the Premises have been left in a clean and uncontaminated state; provided that this Section 20.22(e) shall not apply to the Temporary Space (as defined below) if it has never been used for laboratory purposes during the Temporary Space Term (as defined below).

20.23            Entire Agreement.  It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease.  This Lease contains all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.  All negotiations and oral agreements acceptable to both parties have been merged into and are included herein.  There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.  Without limiting the generality of the foregoing, in executing and delivering this Lease, Tenant has not relied on any representation including, but not limited to, any representation whatsoever as to the amount of any item comprising Rent or the amount of Rent in the aggregate or that Landlord is furnishing the same services to other Tenants, at all, on the same level or on the same basis or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

20.24            Force Majeure.  Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by Force Majeure.

20.25            Waiver of Redemption.  Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

20.26            Joint and Several.  If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

20.27            Notices.  All notices, demands, statements, approvals or communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to other place as Landlord may from time to time designate in a Notice to Tenant.  Any Notice will be deemed given (x) three (3) days after the date it is posted if sent by U.S. Mail, (y) the date the overnight courier delivery is made, or (z) the date personal delivery is made.  If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

20.28            Attorneys' Fees.  If either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, to the extent permitted by law, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such reasonable costs and actual professional fees such as appraisers and accountants and reasonable attorneys' fees as may have been incurred, including any and all costs and fees incurred in enforcing, perfecting and executing such judgment.

20.29            Independent Covenants.  This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any set-off of the Rent except as expressly set forth herein or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building, Project or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

20.30            Project Name and Signage.  Landlord shall have the right at any time to change the name of the Project and to install, affix and maintain any and all signs on the exterior and on the interior of the Project as Landlord may, in Landlord's sole discretion, desire.

20.31            Transportation Management.  Tenant shall fully comply with all commercially reasonable future programs intended to manage parking, transportation or traffic in and around the Project, and in connection therewith, Tenant shall take responsible action for the transportation, planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.  Such programs may include, without limitation:  (i) restrictions on the number of peak-hour vehicle trips generated by Tenant, (ii) increased vehicle occupancy; (iii) implementation of an in-house ride-sharing program and an employee transportation coordinator; (iv) working with employees and any Project or area-wide ride-sharing program manager; (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to ride-share; and (vi) utilizing flexible work shifts for employees.  Subject to the limitations set forth in Section 4.4 above, costs incurred by Landlord in connection with any such transportation management shall be includable in Operating Expenses.  Tenant shall have no obligation to expend any amount of money in connection with complying with this Section 20.31.  No such future program shall have a material adverse effect on the operation of Tenant's business at the Premises or reduce Tenant's rights or materially increase Tenant's obligations under this Lease.

20.32            No Discrimination.  Tenant covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to the following conditions:  that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, religion, marital status, ancestry or national origin in the leasing, subleasing, transferring, use or employment of the Premises, nor shall Tenant itself, or any person claiming under or through Tenant, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, subtenants or vendees in the Premises.

20.33            OFAC.  As an inducement to Landlord to enter into this Lease, Tenant hereby represents and warrants that:  (i) Tenant is not named on any list issued by the Office of Foreign Assets Control of the United States Department of the Treasury ("OFAC") pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States as a terrorist, "Specially Designated National and Blocked Person" or other banned or blocked person (any such person, group, entity or nation being hereinafter referred to as a "Prohibited Person"); (ii) Tenant is not acting directly for or on behalf of any Prohibited Person; and (iii) Tenant will not conduct business or engage in any transaction or dealing with any Prohibited Person, including without limitation any assignment of this Lease or any subletting of all or any portion of the Premises or the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person.  Tenant covenants and agrees (a) to comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect, (b) to immediately notify Landlord in writing if any of the representations, warranties or covenants set forth in this

Section 20.34 are no longer true or have been breached, and (c) not to use funds from any Prohibited Person to make any payment due to Landlord under the Lease.  Any breach by Tenant of the foregoing representations and warranties shall be deemed an Event of Default by Tenant under this Lease and shall be covered by the indemnity provisions of Section 9.4 above.  As an inducement to Tenant to enter into this Lease, Landlord hereby represents and warrants that:  (i) Landlord is not named on any list issued by OFAC pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States as a Prohibited Person; (ii) Landlord is not acting directly for or on behalf of any Prohibited Person; and (iii) Landlord will not conduct business or engage in any transaction or dealing with any Prohibited Person, including without limitation any assignment of this Lease or the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person.  Landlord covenants and agrees (a) to comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect, (b) to immediately notify Tenant in writing if any of the representations, warranties or covenants set forth in this Section 20.34 are no longer true or have been breached, and (c) not to use funds from any Prohibited Person to make any payment due to Landlord under the Lease.  Any breach by Landlord of the foregoing representations and warranties shall be deemed an event of default by Landlord under this Lease and shall be covered by the indemnity provisions of Section 9.4 above.  The representations and warranties contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of this Lease.

20.34            ERISA.  It is understood that from time to time during the Lease Term, Landlord may be subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and as a result may be prohibited by law from engaging in certain transactions.  Tenant represents and warrants to the best of its knowledge after due inquiry that at the time this Agreement is entered into and at any time thereafter when the terms of the Lease are amended or modified, neither Tenant nor its affiliates (within the meaning of part VI (c) of Department of Labor Prohibited Transaction Class Exemption 84-14 ("PTE 84-14", as amended), has or will have the authority to appoint or terminate The Prudential Insurance Company of America ("Prudential") as an investment manager to any employee pension benefit plan then holding a ten percent (10%) or greater interest in the Prudential separate account PRISA II, including without limitation the Virginia Retirement System, nor the authority to negotiate the terms of any management agreement between Prudential and any such employee pension benefit plan for its investment in PRISA II.  Further, Tenant is not "related" to Prudential within the meaning of part VI(h) of PTE 84-14.  Tenant also agrees to keep the identity of the Virginia Retirement System confidential with respect to the information set forth above, except to the extent that Tenant may be required to disclose such information as a result of (i) legal process, or (ii) compliance with ERISA or other Laws governing Tenant's operations.

20.35            Confidentiality.  Except as expressly permitted in this Section 20.35, neither party nor its agents, servants, employees, invitees and contractors will, without the prior written consent of the other party, disclose any Confidential Information (as defined below) of the other party to any third party. Information will be considered "Confidential Information" of a party if either:  (a) it is disclosed by the party to the other party in tangible form and is conspicuously marked "Confidential", "Proprietary" or the like; (b) it is disclosed by one party to the other party in non-tangible form and is identified as confidential at the time of disclosure; or (c) is expressly stated in this Lease to be Confidential Information.  In addition, notwithstanding anything in this Lease to the contrary, the terms of this Lease (but not its mere existence) will be deemed Confidential Information of each party. Other than the terms and conditions of this Lease, information will not be deemed Confidential Information hereunder if such information:  (i) is known to the receiving party prior to receipt from the disclosing party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (ii) becomes known (independently of disclosure by the disclosing party) to the receiving party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (iii) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Lease by the receiving party; or (iv) is independently developed by the receiving party.  The terms and conditions of this Lease will cease being confidential if, and only to the extent that, they become publicly known, except through a breach of this Lease by the receiving party.  Each party will secure and protect the Confidential Information of the other party (including, without limitation, the terms of this Lease) in a manner consistent with the steps taken to protect its own trade secrets and confidential information, but not less than a reasonable degree of care.  Each party may disclose the other party's Confidential Information where:  (A) the disclosure is required by Governmental Requirements or by an order of a court or other governmental body having jurisdiction after giving reasonable notice to the other party with adequate time for such other party to seek a protective order; (B) if in the opinion of counsel for such party, disclosure is advisable under any applicable securities laws regarding public disclosure of business information; (C) the disclosure is reasonably necessary and is to that party's or its affiliates' employees, officers, directors, attorneys, accountants, consultants and other advisors, or to Landlord's mortgage lender and its counsel, or the disclosure is otherwise necessary for a party to exercise its rights and perform its obligations under this Lease, so long as in all cases the disclosure is no broader than necessary and the party who receives the disclosure agrees prior to receiving the disclosure to keep the information confidential; or (D) the disclosure is reasonably necessary for a party to conclude a business transaction.  Each party is responsible for ensuring that any Confidential Information of the other party that the first party discloses pursuant to this Section 20.35 is kept confidential by the person receiving the disclosure.   Without limiting the generality of this Section 20.35, Landlord will not, directly or indirectly issue any press release or advertising, or otherwise use Tenant's name for any commercial purposes or use any of Tenant's trademarks, in each case, without the express prior written consent of Tenant to be granted or withheld in Tenant's sole and absolute discretion.  Notwithstanding anything to the contrary in this Section 20.35, Landlord shall have no liability for any disclosure of the terms and conditions of this Lease by the Brokers.

20.36            Lien Waiver.  Some of Tenant's furniture, trade fixtures, equipment and other personal property (collectively, "Tenant's Property") installed and used by Tenant on the Premises may be financed by a third-party lender or lessor (collectively, an "Equipment Lienor"), and Landlord hereby agrees to recognize the rights of any such Equipment Lienor to remove Tenant's Property from the Premises during the Lease Term (or the Option Term, if applicable), subject to the Lienor Requirements described below. The security interest of the Equipment Lienor may be perfected under the Uniform Commercial Code.  Landlord agrees that all of Tenant's Property installed or to be installed on the Premises shall be and remain personal property and not real property.  Landlord subordinates the right of distraint to the rights of the Equipment Lienor in Tenant's Property and agrees that it does not have and shall not assert any right, lien or claim in or to the financed or leased Tenant's Property, and agrees that, subject to the Lienor Requirements (as defined below) , any Equipment Lienor may remove and dispose of such financed or leased Tenant's Property prior to the expiration or earlier termination of this Lease, without reference to, and free and clear of, any demand of Landlord and provided that any damage from such removal is repaired as aforesaid.  Upon Tenant's request, Landlord shall promptly execute and deliver to Tenant a form of Landlord's waiver reasonably acceptable to Landlord in favor of any Equipment Lienor; provided, however, that any such document must provide, in addition to any other terms Landlord reasonably deems necessary, the following (collectively, the "Lienor Requirements"):  (i) such lender shall not have the right to place a lien on, nor remove, any Tenant Improvements, any Alterations, any item which is a part of Landlord's realty or any other item which has been permanently affixed to the Premises or the Building, (ii) any removal of Tenant's Property may be accomplished only during the Lease Term, upon reasonable prior written notice to Landlord and subject to Landlord's reasonable rules and regulations; (iii) any such Equipment Lienor must agree to repair any damage to the Premises and the Building resulting from such removal and to indemnify, defend and hold Landlord harmless from any and all loss, cost, damage, expense and liability (including without limitation reasonable attorneys' fees and costs) incurred in connection with or arising from such Equipment Lienor's exercise of its rights under such lien and/or removal of any such items from the Premises, and (iv) no such Equipment Lienor shall be entitled to dispose of, sell or auction any such item at the Premises or the Project.

ARTICLE 21
TENANT'S RIGHT OF FIRST OFFER
21.1            Landlord shall provide Tenant with written notice (the "Availability Notice") from time to time when Landlord determines that any Offer Space (as defined below) will become Available (as defined below).  Landlord shall provide the Offer Notice to Tenant within fifteen (15) days after the date on which Landlord determines that the particular Offer Space (the "Specific Offer Space") will become Available.  As used herein, "Available" means that the space (i) is not part of the Premises, (ii) is not then subject to a lease, and (iii) is not then subject to any rights of tenant to renew their lease or expand their premises as set forth in their lease.  As of the Lease Date, Landlord represents and warrants that the Offer Space is not subject to any rights of tenants under existing leases.  As of the Lease Date, Landlord is negotiating a lease in the Building with EDG.  Landlord shall have no obligation to give an Availability Notice with respect to the space leased by EDG, including without limitation any space as to which EDG has a fixed obligation to include in its premises; provided that with respect to any other expansion right of EDG, that expansion right shall be subordinate to the rights of Tenant under this Article 21.  As used herein, "Offer Space" means all space in the Building not leased by Tenant.  The Availability Notice shall:
(a)	Describe the particular Specific Offer Space (including rentable area, usable area and location);
(b)	Include an attached floor plan identifying such space;
(c)	State the date (the "Specific Offer Space Delivery Date") the space will be available for delivery to Tenant; and
(d)	State Landlord's determination of the Fair Market Rental Rate of the space.

(e)
If the Specific Offer Space Delivery Date occurs after the date (the "Cut Off Date") that is three (3) years prior to the Lease Expiration Date, specify the length of the term of the leasing of the Offer Space that will be available (the " Specific Offer Space Term").

21.2            If Tenant wishes to exercise Tenant's rights set forth in this Article 21 with respect to the Specific Offer Space, then within three (3) business days of delivery of the Availability Notice to Tenant, Tenant shall deliver irrevocable notice to Landlord (the "First Offer Exercise Notice") of Tenant's intention to exercise its first right with respect to all of the Specific Offer Space.  If Tenant, concurrently with Tenant's exercise of the first offer right, notifies Landlord that it does not accept Landlord's determination of Fair Market Rental Rate set forth in the Availability Notice, the Fair Market Rental Rate of the Specific First Offer Space shall be determined in accordance with the procedures set forth in Sections 3.3(b), (d) and (e), except that (a) the Outside Agreement Date under Section 3.3(d) shall be the date that is thirty (30) days after Tenant delivers the First Offer Exercise Notice, (b) the Base Year shall be the calendar year in which the Specific Offer Space Delivery Date falls, (c) the term "Option Rent" shall mean the Fair Market Rental Rate, and (d) the term "Option Term" shall mean (i) the remaining term of this Lease, if the Specific Offer Deliver Date is prior to the date which is three (3) years prior to the Lease Expiration Date and (ii) the Special Offer Space Term, if the Specific Offer Deliver Date is on or after the date which is three (3) years prior to the Lease Expiration Date.  Otherwise, the Fair Market Rental Rate shall be as set forth in the Availability Notice.  Tenant must elect to exercise its first offer right, if at all, only with respect to all the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease a portion of that space. Rent with respect to any Specific Offer Space which Tenant elects to Lease shall commence on the date Landlord delivers possession of the Specific Offer Space to Tenant (the "Actual Offer Space Delivery Date") and if the Specific First Offer Space is not delivered to Tenant within ninety (90) days after the Specific Offer Space Delivery Date set forth in the applicable Availability Notice, then Tenant may terminate Tenant's leasing of such Specific First Offer Space to Tenant at any time thereafter and prior to delivery of such Specific First Offer Space to Tenant.
21.3            In the event Tenant fails to give a First Offer Exercise Notice in response to any Availability Notice, Landlord shall be free for one hundred eighty (180) days to lease that Specific Offer Space to anyone on any terms, without any obligation to provide Tenant with any further right to lease that space.  If Landlord fails to lease the Specific Offer Space within such one hundred eighty (180) day period, then Landlord shall provide a new Availability Notice to Tenant and Section 21.2 above shall apply to such new Availability Notice.
21.4            If Tenant timely and validly gives the First Offer Exercise Notice, then beginning on the Actual Offer Space Delivery Date and continuing for the balance of the Term (including any extensions) and continuing (i) if the Specific Offer Space Delivery Date is on or before the Cut Off Date, for the balance of the Term (including any extensions), or (ii) if the Specific Offer Space Delivery Date is after the Cut Off Date, for the Offer Space Term:
(a)
The Specific Offer Space shall be part of the Premises under this Lease (so that the term "Premises" in this Lease shall refer to the space in the Premises immediately before the Actual Offer Space Delivery Date plus the Specific Offer Space);

(b)	Tenant's Percentage Share shall be adjusted to reflect the increased rentable area of the Premises.
(c)
Tenant's lease of the Specific Offer Space shall be on the same terms and conditions as affect the Original Premises from time to time, except as otherwise provided in this section.  Rent and all other economic terms applicable to the Specific First Offer Space shall be equal to the Fair Market Rental Rate of that space.  The Specific Offer Space shall be leased to Tenant in its "as-is" condition and Landlord shall not be required to construct improvements in, or contribute any tenant improvement allowance for, the Specific Offer Space (except any tenant improvement allowance agreed to by the parties or otherwise determined to be applicable as part of the arbitration (if any) of the Fair Market Rental Rate for the Specific Offer Space in accordance with Section 21.2 above).  Tenant's construction of any improvements in the Specific Offer Space shall comply with the terms of this Lease concerning alterations.

21.5            Promptly following Tenant's delivery of a First Offer Exercise Notice, Landlord and Tenant shall enter into an amendment to this Lease confirming the addition of the Specific Offer Space to the Premises on the terms and conditions set forth in this section, but the parties failure to execute or deliver such amendment shall not affect the enforceability of the First Offer Exercise Notice.  If the Specific First Offer Space is not delivered to Tenant within ninety (90) days after the Specific Offer Space Delivery Date set forth in the applicable Availability Notice, then Tenant may terminate Tenant's leasing of such Specific First Offer Space to Tenant at any time thereafter and prior to delivery of such Specific First Offer Space to Tenant by providing written notice to Landlord.
21.6            Tenant's rights and Landlord's obligations under this Article 21 are expressly subject to and conditioned upon there not existing an Event of Default by Tenant under this Lease, either at the time of delivery of the First Offer Exercise Notice or at the time any Specific Offer Space is to be added to the Premises.
21.7            It is understood and agreed that Tenant's rights under this Article 21 are personal to Tenant and not transferable (other than to a Permitted Transferee).  In the event of any assignment of the Premises (other than to a Permitted Transferee), this expansion right shall automatically terminate and shall thereafter be null and void.
ARTICLE 22
TEMPORARY SPACE.
22.1            During the period beginning on the last occur of (a) the full and final execution of this Lease by Landlord and Tenant, (b) delivery of the Security Deposit and all prepaid rental, if any, required under this Lease, (c) delivery of all initial certificates of insurance required by this Lease (which certificates of insurance shall cover the Temporary Space during the Temporary Space Term, as hereinafter defined), and (d) Landlord's delivery to Tenant of the Temporary Space with the Temporary Improvements (as defined in Exhibit D attached hereto) Substantially Completed (as defined in Exhibit D attached hereto) (the "Temporary Space Commencement Date") and ending on the Lease Commencement Date (as defined below) of this Lease (such period being referred to herein as the "Temporary Space Term"), Landlord shall allow Tenant to use approximately 19,460 rentable square feet of space known as Suite No. 100 located as shown on Exhibit A 1 of this Lease (the "Temporary Space") for general office use only.  During the Temporary Space Term, the Temporary Space shall be deemed the "Premises" and Hangar 7 shall be deemed the Building for purposes of Article 9 of the Lease.  Landlord shall improve the Temporary Space with the Temporary Improvements in accordance with the Work Letter attached hereto as Exhibit D.  Except for the Temporary Improvements, such Temporary Space shall be accepted by Tenant in its "as‑is" condition and configuration, it being agreed that Landlord shall be under no obligation to perform any work in the Temporary Space (other than the Temporary Improvements) or to incur any costs in connection with Tenant's move in or occupancy of the Temporary Space.  Any Alterations made by Tenant to the Temporary Space shall be made in accordance with Article 7 above; provided that the provisions concerning Permitted Alterations shall not apply.  Except for the Temporary Improvements, all costs in connection with making the Temporary Space ready for occupancy by Tenant shall be the sole responsibility of Tenant.
22.2            The Temporary Space shall be subject to all the terms and conditions of the Lease except as expressly modified herein, provided that Base Rent for the Temporary Space during the Temporary Space Term shall be $19,460.00 each month during the Temporary Space Term, payable in accordance with the Lease, with the first installment due on the date Landlord delivers possession of the Temporary Space to Tenant.  If the Temporary Space Term commences on other than the first day of a calendar month or ends on other than the last day of a calendar month, then the monthly Base Rent payable for the Temporary Space for any such partial month shall be prorated to reflect the actual number of days of such partial month falling within the Temporary Space Term.  Tenant shall not be required to pay Expense Rent for the Temporary Space during the Temporary Space Term.  Tenant shall not be entitled to receive any allowances, abatement or other financial concession in connection with the Temporary Space which was granted with respect to the Premises unless such concessions are expressly provided for herein with respect to the Temporary Space, and the Temporary Space shall not be subject to any renewal or expansion rights of Tenant under the Lease.  Landlord and Tenant presently anticipate that  Substantial Completion of the Temporary Improvements will occur and possession of the Temporary Space will be tendered to Tenant in the condition required by this Lease on or about June 1, 2013 (the "Estimated Temporary Space Delivery Date").  If Substantial Completion of the Temporary Improvements has not occurred (and possession of the Temporary Space delivered to Tenant) by the Outside Temporary Space Delivery Date (as defined below), then Tenant shall be entitled by notice in writing to Landlord thereafter to cancel this Lease, in which event the parties shall be discharged from all obligations hereunder and Landlord shall return any prepaid rent and the security deposit forth with to Tenant; provided further, however, that if such written notice of Tenant is not received by Landlord prior to the date of Substantial Completion of the Temporary Improvements (and delivery of possession of the Temporary Space to Tenant), Tenant's right to cancel this Lease hereunder shall terminate and be of no further force or effect.  The term "Outside Temporary Space Delivery Date" initially means August 1, 2013, but shall be extended by one day for every one day in delay in substantial completion of the Tenant Improvements caused by (i) Tenant Delays (as defined in Exhibit D) and/or (ii) any other one or more Force Majeure events.
22.3            Upon termination of the Temporary Space Term, Tenant shall vacate the Temporary Space and deliver the same to Landlord in the same condition that the Temporary Space was delivered to Tenant, ordinary wear and tear excepted and damage by casualty excepted.  At the expiration or earlier termination of the Temporary Space Term, Tenant shall remove all debris, all items of Tenant's personalty, and any trade fixtures of Tenant from the Temporary Space but Tenant shall not be required to remove Lines unless requested to do so by Landlord.  Tenant shall be fully liable for all damage Tenant or Tenant's agents, employees, contractors, or subcontractors cause to the Temporary Space.
22.4            Tenant shall have no right to hold over or otherwise occupy the Temporary Space at any time following the expiration or earlier termination of the Temporary Space Term, and any such holdover shall be governed by Article 15 of this Lease.
22.5            Tenant may commence move-in to the Premises from and after the date of Substantial Completion of the Tenant Improvements by Landlord.   Within thirty (30) days after receipt of invoices evidencing the cost of the same, Landlord shall reimburse Tenant for the reasonable actual costs incurred by Tenant in moving any of Tenant's furniture, fixtures, equipment or other personal property from the Temporary Space to the Premises.  Such moving costs shall include, without limitation, the cost of disassembling and reassembling of any of Tenant's furniture, fixtures and equipment and packing and unpacking of any of Tenant's furniture, fixtures and equipment including labor, materials and shipping, but shall exclude any telecommunications cabling or connections.  Tenant shall bid out the moving work described in this Section 22.5 to at least three (3) reputable moving companies licensed to do business in California.  Tenant shall select the moving company that is the lowest bidder to perform such work subject unless Landlord otherwise approves.  Tenant shall be solely responsible for the costs incurred by Tenant in moving Tenant's Lab/Tissue Culture and Research and Development equipment and facilities, wherever they may be located.
22.6            Within 30 days after receipt of invoices evidencing the cost of the same, Landlord shall reimburse Tenant for the reasonable actual costs incurred by Tenant for installation and connection (but not acquisition or purchase) of telecommunications equipment in the Temporary Space.
SMRH:408132151.11

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.
"LANDLORD":
HAMILTON MARIN, LLC,
 a California limited liability company
By:              Barker Pacific Group, Inc., a Delaware
              corporation, Its Authorized Signatory

By: /s/ Michael D. Barker
              Michael D. Barker,
              Managing Director

"TENANT":
RAPTOR PHARMACEUTICAL CORP.
a Delaware corporation

By: /s/ Georgia Erbez
Print Name: Georgia Erbez
Its: 4/22/2013

SMRH:408132151.11

EXHIBIT A
HAMILTON LANDING
OUTLINE OF FLOOR PLAN OF PREMISES
(See Attached)

SMRH:408132151.11

RAPTOR
BOARDROOM
RECEPTION
CONFERENCE
SHARED OFFICE
OFFICE
STORAGE
COPY
IT STORAGE
BREAK

TEST FIT PROVIDED

EMPLOYEE SPACES	
PRIVATE OFFICES	30
WORKSTATIONS*	64
SUBTOTAL STAFF	94
OTHER EMPLOYEE SPACES	
SHARED OFFICES (APPROX. 400 SF)	1
RESEARCH AND DEVELOPMENT BULLPEN (APPROX. 1100 SF)	1

* NOTE: Workstations shown are 8' D x 8' W.

SUPPORT SPACES	
BOARD ROOM	1
CONFERENCE	2
LAB/ TISSUE CULTURE (APPROX. 1600 SF)	1
SHOWER	1
BREAK AREA/ COFFEE	1
COFFEE ROOM	1
COFFEE/ COPY	1
COPY	2
LOUNGE	1
TELECOM/ IDF	1
IT CLOSET	1
IT STORAGE	1
STORAGE	4
RECEPTION	1

GROUND FLOOR PLAN

RAPTOR | HAMILTON LANDING, HANGER 7

HUNTSMAN

1SP-3

Specialized Improvement Areas
IT CLOSET
ELECTRICAL
STORAGE
COFFEE
TISSUE CULTURE
LOUNGE
OFFICE
COPY

TEST FIT PROVIDED

EMPLOYEE SPACES	
PRIVATE OFFICES	20
WORKSTATIONS*	44
SUBTOTAL STAFF	64
OTHER EMPLOYEE SPACES	
SHARED OFFICES (APPROX. 400 SF)	1
RESEARCH AND DEVELOPMENT BULLPEN (APPROX. 100 SF)	1

* NOTE: Workstations shown are 8' D x 8' W.

SUPPORT SPACES	
BOARD ROOM	1
CONFERENCE	2
LAB/ TISSUE CULTURE (APPROX. 1600 SF)	1
SHOWER	1
BREAK AREA/ COFFEE	1
COFFEE ROOM	1
COFFEE/ COPY	1
COPY	3
LOUNGE	1
TELECOM/ IDF	1
IT CLOSET	1
IT STORAGE	1
STORAGE	4
RECEPTION	1

SECOND FLOOR PLAN

RAPTOR | HAMILTON LANDING, HANGER 7

HUNTSMAN

2SP-3

EXHIBIT A-1
TEMPORARY SPACE
(See Attached)

SMRH:408132151.11

Hangar 5 – Temporary space

OPEN OFFICE
COPY/ STORAGE
CONFERENCE
RECEPTION
STORAGE
LOBBY
SHOWER
WOMEN
MEN
UP

EXHIBIT B
HAMILTON LANDING
LEGAL DESCRIPTION
ALL THAT CERTAIN real property situate in the City of Novato, County of Marin, State of California, described below as follows:
PARCEL ONE:
Being a portion of Lots 5 and 8, as shown upon that certain Map entitled "Map of Hamilton Field, a Subdivision of the Lands of New Hamilton Partnership, City of Novato, County of Marin, State of California", filed for record December 18, 1995  in Volume 21  of Maps, at  Page 45, Marin County Records, as established by that certain Lot Line Adjustment evidenced by that certain Grant Deed dated August 3, 1999, and filed for record September 2, 1999, as Instrument No. 1999-0066626, Marin County Records, being more particularly described as follows:
BEGINNING at the Southerly corner of said Lot 8, also being the Westerly corner of Lot 7 of said map; thence along the Southeast line of said Lot 8, also being the Northwest line of said Lot 7, North 59º55'00" East, 193.56 feet to the point of beginning from this described parcel; thence leaving the Southeast line of said Lot 8, North 30º05'34" West, 452.10 feet to the Northerly line of said Lot 8, also being the Southerly line of Lot 9, as said Lot 9 is shown on said map; thence along the line common to said Lots 8 and 9 and Lots 4 and 5, North 59º55'00" East 339.44 feet to the Northerly corner of said Lot 5, also being the Easterly corner of said Lot 4; thence along the Northeast line of said Lot 5, South 29º56'04" East 452.10 feet to the Southeast corner of said Lot 5, also being the Northwest corner of Lot 6 as said Lot 6 is shown on said map; thence along the common line of said Lots 5 and 6 and said Lots 7 and 8, South 59º55'00" West 338.19 feet to the point of beginning.
Reserving therefrom a non-exclusive easement for access and utility purposes over a strip of land, 30 feet wide and lying Southeasterly of and contiguous to the Northwesterly line of the above described parcel.
Said easement to be appurtenant to and for the benefit of Lot 4, map above referred to.
PARCEL TWO:
Being a portion of Lots 6 and 7, as shown upon that certain Map entitled "Map of Hamilton Field, a Subdivision of the Lands of New Hamilton Partnership, City of Novato, County of Marin, State of California", filed for record December 18, 1995  in Volume 21  of Maps, at  Page 45, Marin County Records, as established by that certain Lot Line Adjustment evidenced by that certain Grant Deed dated August 3, 1999, and filed for record September 2, 1999, as Instrument No. 1999-0066627, Marin County Records, being more particularly described as follows:
Beginning at the Southerly corner of Lot 7, of said map, also being the Westerly corner of Parcel A, as said Parcel A is shown upon that certain Map entitled, "Record of Survey of a Portion of the Hamilton Air Force Military Reservation Map", filed for record January 24, 1983 in Book 18 of Surveys, at Page 21, Marin County Records; thence along the Southeast line of said Lot 7, North 59º 55' 00" East, 194.80 feet to the point of beginning for this described parcel; thence leaving the Southeast line of said Lot 7, North 30º 05' 34" West, 452.10 feet to the Northwest line of said Lot 7, also being the Southeast line of Lot 8, as shown on said "Map of Hamilton Field"; thence along the line common to said Lots 7 and 8 and Lots 5 and 6, North 59º55'00" East 338.19 feet to the Northerly corner of said Lot 6 also being the Easterly corner of said Lot 5; thence along the Northeast line of said Lot 6, South 29º56'04" East 452.10 feet to the Southeast corner of said Lot 6, also being the Northwest line of said Parcel A; thence along the common line of said Lots 6 and 7 with said Parcel A, South 59º55'00" West 336.95 feet to the point of beginning.

PARCEL THREE:
Being a portion of Lot 7, as shown upon that certain Map entitled "Map of Hamilton Field, a Subdivision of the Lands of New Hamilton Partnership, City of Novato, County of Marin, State of California", filed for record December 18, 1995  in Volume 21  of Maps, at  Page 45, Marin County Records, as established by that certain Lot Line Adjustment evidenced by that certain Grant Deed dated August 3, 1999, and filed for record September 2, 1999, as Instrument No. 1999-0066628, Marin County Records, being more particularly described as follows:
Beginning at the Southerly corner of Lot 7, of said map, also being the Westerly corner of Parcel A, as said Parcel A is shown upon that certain Map entitled, "Record of Survey of a Portion of the Hamilton Air Force Military Reservation Map", filed for record January 24, 1983 in Book 18 of Surveys, at Page 21, Marin County Records; thence along the Southeast line of said Lot 7, North 59º 55' 00" East, 194.80 feet to the point of beginning for this described parcel; thence leaving the Southeast line of said Lot 7, North 30º 05' 34" West, 452.10 feet to the Northwest line of said Lot 7, also being the Southeast line of Lot 8, as shown on said "Map of Hamilton Field"; thence along the line common to said Lots 7 and 8, South 59º 55' 00" West 193.56 feet to the Westerly corner of said Lot 7 also being the Southerly corner of said Lot 8; thence along the Southwest line of said Lot 7, South 29º 56' 04" East, 452.10 feet to the Northwest line of said Parcel A, also being the Southeast corner of said Lot 7; thence along the common line of said Lot 7 and said Parcel A, North 59º 55' 00' East 194.80 feet to the point of beginning.
PARCEL THREE A:
A non-exclusive easement for access and utility purposes over a strip of land 5 feet wide and lying Northwesterly of and contiguous to the Southeasterly line of Lot 8, as created by and shown upon that certain Map entitled "Map of Hamilton Field, a Subdivision of the Lands of New Hamilton Partnership, City of Novato, County of Marin, State of California", filed for record December 18, 1995  in Volume 21  of Maps, at  Page 45, Marin County Records.
PARCEL FOUR:
Being a portion of Lot 8, as shown upon that certain Map entitled "Map of Hamilton Field, a Subdivision of the Lands of New Hamilton Partnership, City of Novato, County of Marin, State of California", filed for record December 18, 1995  in Volume 21  of Maps, at  Page 45, Marin County Records, as established by that certain Lot Line Adjustment evidenced by that certain Grant Deed dated August 3, 1999, and filed for record September 2, 1999, as Instrument No. 1999-0066629, Marin County Records, being more particularly described as follows:
BEGINNING at the Southerly corner of said Lot 8, also being the Westerly corner of Lot 7 of said map; thence along the Southeast line of said Lot 8, also being the Northwest line of said Lot 7, North 59º55'00" East 193.56 feet to the point of beginning for this described parcel; thence leaving the Southeast line of said Lot 8, North 30º05'34" West 452.10 feet to the Northwest line of said Lot 8, also being the Southeast line of Lot 9, as shown on said map; thence along the line common to said Lots 8 and 9, South 59º55'00" West 192.31 feet to the Westerly corner of said Lot 8, also being the Southerly corner of said Lot 9; thence along the Southwest line of said Lot 8, South 29º56'04" East 452.10 feet to the Southeast corner of said Lot 8, also being the Northwest corner of said Lot 7; thence along the common line of said Lots 7 and 8, North 59º55'00" East 193.56 feet to the point of beginning.
EXCEPTING THEREFROM Parcel 'D' as shown on said "Map of Hamilton Field".
Reserving therefrom a non-exclusive easement for access and utility purposes over a strip of land 30 feet wide and lying Southeasterly of and contiguous to the Northwesterly line of the above described parcel.
Said easement to be appurtenant to and for the benefit of Lots 4 and 9, map above referred to.
PARCEL FIVE:
A NON-EXCLUSIVE easement for access and utility purposes over a strip of land 25 feet wide and lying Southeasterly of and contiguous to the Northwesterly line of Parcel Three above described, as created in the deed recorded November 9, 1999, as Instrument No. 1999-81106, Marin County Records.

SAID EASEMENT to be appurtenant to and for the benefit of Parcels One, Two and Four herein described.
PARCEL SIX:
LOTS 3, 4, 9 and 10, as shown upon that certain Map entitled "Map of Hamilton Field, A Subdivision of the Lands of New Hamilton Partnership, City of Novato, County of Marin, California", filed for record December 18, 1995 in Volume 21 of Maps, at Page 45, Marin County Records.
EXCEPTING THEREFROM that portion of Lot 3 conveyed to the Novato Sanitary District by deed recorded February 23, 2000, as Instrument No. 2000-09349, Marin County Records, and more particularly described as follows:
BEGINNING at a point on the Northerly boundary of said Lot 3, as shown on said map, said point of beginning lies North 59º55'00", East 308.42 feet along the Northerly boundary of said Lot 3 from the Northwesterly corner of said Lot 3 and South 59º55'00" West 69.12 feet from the Northeasterly corner of said Lot 3; thence from said point of beginning leaving said Northerly line South 30º05'00" East 25.00 feet; thence South 59º55'00" West 27.00 feet; thence North 30º05'00" West 25.00 feet to said Northerly boundary of said Lot 3; thence along said Northerly boundary North 59º55'00" East 27.00 feet to the point of beginning.
PARCEL SEVEN:
A non-exclusive easement for access and utility purposes over a strip of land 30 feet wide and lying Southeasterly of and contiguous to the Southeasterly lines of Lots 4 and 9, as shown upon that certain Map entitled "Map of Hamilton Field, A Subdivision of the Lands of New Hamilton Partnership, City of Novato, County of Marin, California", filed for record December 18, 1995  in Volume 21 of Maps, at Page 45, Marin County Records.
Said easement to be appurtenant to and for the benefit of Lots 4 and 9 of the map above referred to.

SMRH:408132151.11

EXHIBIT C
HAMILTON LANDING
TENANT WORK LETTER
(Hangar 7)
This Tenant Work Letter ("Tenant Work Letter") sets forth the terms and conditions relating to the construction of improvements for the Premises.  All references in this Tenant Work Letter to "the Lease" shall mean the relevant portions of the Lease to which this Tenant Work Letter is attached as Exhibit C.
SECTION 1

BASE, SHELL AND CORE
1.1            Landlord has previously constructed the base, shell, and core (i) of the Premises and (ii) of the floor(s) of the Building on which the Premises are located (collectively, the "Base, Shell, and Core").  Landlord shall install in the Premises certain "Tenant Improvements" (as defined below) pursuant to the provisions of this Tenant Work Letter.  Except for the Tenant Improvement work described in this Tenant Work Letter and except for the Allowance set forth below, Landlord shall not be obligated to make or pay for any alterations or improvements to the Premises, the Building or the Project.

1.2            As part of the Tenant Improvements, Landlord agrees (i) to deliver the Premises with the roof, HVAC system, electrical, plumbing and lighting in good working condition and (ii) to complete any code compliance upgrades (e.g. ADA upgrades) to the Premises and the Project Common Areas resulting from performance of the Tenant Improvements.  The interior stairwell on the South side of the Building shall remain in place in its "as is" condition.  Tenant shall have the use of any telecom or data equipment and wiring left in the Premises by the previous occupant, but Landlord makes no representation or warranty concerning the adequacy or condition of any such telecom, data equipment or wiring and Tenant shall accept and use the same at its sole risk.

SECTION 2

CONSTRUCTION DRAWINGS FOR THE PREMISES
Prior to the execution of this Lease, Landlord and Tenant have approved a detailed space plan for the construction of certain improvements in the Premises, which space plan has been prepared by Huntsman Architectural Group, dated March 21, 2013, a copy of which is attached hereto as Schedule 2 (the "Final Space Plan").  Based upon and in conformity with the Final Space Plan and the additional specification on Schedule 1 to this Tenant Work Letter (the "Additional Specifications"), Landlord shall cause its architect and engineers to prepare and deliver to Tenant, for Tenant's approval, detailed specifications and engineered working drawings for the tenant improvements shown on the Final Space Plan and the Additional Specifications (the "Working Drawings").   The Working Drawings shall incorporate modifications to the Final Space Plan and the Additional Specifications as necessary to comply with the floor load and other structural and system requirements of the Building.  Within three (3) business days after Tenant's receipt of the Working Drawings, Tenant shall approve or disapprove the same, which approval shall not be unreasonably withheld and only if Tenant delivers to Landlord, within such three (3) business days period, specific changes proposed by Tenant; provided, that Tenant may not propose any change which (i) would be of a quality lower than the quality of the standard tenant improvement items for the Building; and/or (ii) require any changes to the Base, Shell and Core or structural improvements or systems of the Building.  If any such revisions are timely and properly proposed by Tenant, Landlord shall cause its architect and engineers to revise the Working Drawings to incorporate such revisions and submit the same for Tenant's approval in accordance with the foregoing provisions, and the parties shall follow the foregoing procedures for approving the Working Drawings until the same are finally approved by Landlord and Tenant.  If any changes to the Working Drawings proposed by Tenant (A) are not shown on the Final Space Plan, (B) are not set forth in the Additional Specifications or (C) would cost more than standards specifically set forth in the Additional

Specifications, then Tenant shall pay the cost thereof (or, the incremental increase in cost thereof over the standards in the Additional Specifications, if applicable), which payment shall be made to Landlord in cash within ten (10) days after Tenant's receipt of invoice therefor from Landlord and, in any event, prior to the date Landlord causes the Contractor to commence the actions described in the first sentence of Section 3 below.  Upon Landlord's and Tenant's approval of the Working Drawings, the same shall be known as the "Approved Working Drawings." The tenant improvements shown on the Approved Working Drawings shall be referred to herein as the "Tenant Improvements."  Once the Approved Working Drawings have been approved by Landlord and Tenant, Tenant shall make no changes, change orders or modifications thereto ("Changes") without the prior written consent of Landlord not to be unreasonably withheld, conditioned or delayed, but which consent may be withheld in Landlord's sole discretion if such change or modification would: (x) be of a quality lower than the quality of the standard tenant improvement items for the Building; and/or (y) require any changes to the Base, Shell and Core or structural improvements or systems of the Building.  Landlord shall approve or reasonably disapprove any proposed Change within five (5) business days after Tenant's request.  If Landlord disapproves of any proposed Change, then Landlord shall state in reasonable detail its reasons for disapproving the proposed Change.  If Landlord fails to notify Tenant of Landlord's approval or disapproval of any proposed Change within such five (5) business day period, Tenant shall have the right to provide Landlord with a second written request for approval (a "Second Change Request") that specifically identifies the applicable Change and contains the following statement in bold and capital letters:  "THIS IS A SECOND REQUEST FOR APPROVAL OF A CHANGE PURSUANT TO THE PROVISIONS OF SECTION 2 OF EXHIBIT C TO THE LEASE.  IF LANDLORD FAILS TO RESPOND WITHIN THREE (3) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE, THEN LANDLORD SHALL BE DEEMED TO HAVE APPROVED THE CHANGE."  If Landlord fails to respond to such Second Change Request within three (3) business days after receipt by Landlord, the Change in question shall be deemed approved by Landlord.  Following any request by Tenant for a Change, Landlord shall promptly deliver to Tenant written notice of the estimated costs that will be incurred to implement the proposed Change and the estimated Tenant Delay (if any) that will result from such Change ("Landlord's Change Notice").  After receipt of Landlord's Change Notice, if Tenant advises Landlord to proceed with the proposed Change, then the proposed Change shall be incorporated into the Approved Working Drawings. If any Changes proposed by Tenant (I) are not shown on the Final Space Plan, (II) are not set forth in the Additional Specifications or (III) would cost more than standards specifically set forth in the Additional Specifications, then Tenant shall pay the cost thereof (or, the incremental increase in cost thereof over the standards in the Additional Specifications, if applicable), which payment shall be made to Landlord in cash within ten (10) days after Tenant's receipt of invoice therefor from Landlord and, in any event, prior to the date Landlord causes the Contractor to commence the performance of such Change.
SECTION 3

CONSTRUCTION AND PAYMENT FOR

COSTS OF TENANT IMPROVEMENTS
Landlord shall cause a reputable, licensed contractor designated by Landlord (the "Contractor") to (i) obtain all applicable building permits for construction of the Tenant Improvements, and (ii) construct the Tenant Improvements as depicted on the Approved Working Drawings, in compliance with such building permits and all applicable laws in effect at the time of construction, and in good workmanlike manner.  Landlord shall pay for the cost of the design and construction of the Tenant Improvements; provided that with respect to the improvements to be constructed for lab, tissue culture, research and development and a specific storage area (the "Specialized Improvements") in the portion of the Premises containing 3,205 rentable square feet in the aggregate and designated as "Specialized Improvements Areas" on the Final Space Plan (the "Specialized Improvements Areas"), Landlord's obligation shall be limited to an amount up to, but not exceeding, $30.00 per rentable square foot the Specialized Improvements Areas (or $96,150.00 in the aggregate) (the "Specialized Improvements Allowance").  Without deduction from the Specialized Improvement Allowance, Landlord shall construct the walls of the Specialized Improvements Areas finished on both sides and provide bare concrete tile floors.  Landlord shall obtain separate bids for the Specialized Improvements.  After receipt of the bids for the Specialized Improvements and prior to commencement of construction of the Specialized Improvements, Landlord will submit to Tenant a detailed budget for the Specialized Improvements (including a detailed break-down of costs by trade) (the "Budget").  Upon review of the Budget, at Tenant's sole option, Landlord and Tenant shall engage with the bidders in a value engineering process in respect of the Specialized Improvements in order to remove from the Specialized Improvements such items as shall be acceptable to Tenant in its sole discretion (hereinafter, the "Value Engineering Process"). The Value Engineering Process shall be accomplished through the good faith efforts of Landlord and Tenant in the thirty (30) day period following the date upon which Landlord delivers the Budget to Tenant (such period, the "Value Engineering Period").  No supervision or construction management fee shall be owed to Landlord in connection with construction of the Tenant Improvements; provided that the foregoing limitation on supervision and construction management fees is not intended to exclude the fees payable to the Contractor pursuant to the construction contract with the Contractor.
Tenant shall pay for any costs of the Specialized Improvements in excess of the Specialized Improvements Allowance, which payment shall be made to Landlord in cash within ten (10) days after Tenant's receipt of invoice therefor from Landlord and, in any event, prior to the date Landlord causes the Contractor to commence the actions described in the first sentence of this Section 3.   Notwithstanding anything to the contrary set forth herein, the following costs and expenses to the extent relating to the Tenant Improvements only shall be borne by Landlord at no cost to Tenant (collectively, the "Excluded TI Costs"):  (i) costs incurred in connection with the design or construction of the Base, Shell and Core and any other work to the Building other than the Tenant Improvements (as affected by any Change); (ii) charges and expenses for Changes requested by Landlord, whether or not approved by Tenant, except for (1) Change that may be necessary to obtain any permits or that may be required by city officials or inspectors to comply with code rulings or interpretations, (2) any change to the Base, Shell and Core required by the Approved Working Drawings, and (3) Change relating to minor variations in the Approved Working Drawings (i.e. variations which are not inconsistent with the intent of the Approved Working Drawings); (iii) costs for which Landlord receives reimbursement from others, including, without limitation, insurers, boding companies, or sureties (if any), and warrantors; (iv) wages, labor, and overhead for overtime or premium time (unless approved by Tenant); (v) costs arising from, or in connection with, the presence of Hazardous Materials in, on, or under the Project; (vi) liens, penalties, and late charges attributable to Landlord's failure to pay any costs or fees required to be paid by Landlord pursuant to any contract or agreement to which Landlord is a party, except to the extent such failure is attributable to Tenant's (or Tenant's agents') failure to perform any of Tenant's obligations pursuant to this Work Letter; (vii) restoration costs in excess of insurance proceeds as a consequence of casualties; (viii) attorneys', experts', and other fees and costs in connection with disputes attributable to Landlord's failure to perform timely its covenants, obligations, and agreements pursuant to any contract or agreement to which Landlord is a party, except to the extent the foregoing are attributable to Tenant's (or Tenant's agents') failure to perform any of Tenant's obligations pursuant to this Tenant Work Letter; (viii) the cost of any changes necessary to correct violations of the Base, Shell and Core with applicable laws, unless the same are necessitated by reason of the installation of any of Tenant's specialized personal property in the Premises, or by Tenant's particular use or proposed use of the Premises; (ix) costs associated with bonding any contractors, subcontractors or vendors; and (x) costs of freight elevators, security, access to loading docks, utilities or HVAC utilized at the Building in connection with construction of the Tenant Improvements.
In no event shall Landlord be obligated to pay for any of Tenant's furniture, computer systems, telephone systems, equipment, telecommunications or data wiring or other personal property which may be depicted on the Construction Drawings; such items shall be paid for by Tenant.  Tenant shall not be entitled to receive in cash or as a credit against any rental or otherwise, any portion of the Allowance not used to pay for the cost of the design and construction of the Tenant Improvements.
SECTION 4

SUBSTANTIAL COMPLETION OF THE TENANT IMPROVEMENTS
4.1            Substantial Completion.  For purposes of this Lease, including for purposes of determining the Commencement Date, "Substantial Completion" of the Premises shall occur on the date on which all of the following are satisfied:  (i) the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items ("Punch-List Items") and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor, (ii) the roof, HVAC system, electrical, plumbing and lighting are in good working condition and (iii) Tenant is legally permitted to occupy the Premises (other than any portions of the Specialized Improvements Area that cannot be occupied due to the need for licenses or approvals from governmental authorities that must be obtained by Tenant and that are unique to such Specialized Improvements).  Landlord shall use commercially reasonable efforts to cause all Punch-List Items to be completed within thirty (30) days after Substantial Completion.

4.2            Delay of the Substantial Completion of the Premises.  If there shall be a delay or there are delays in the Substantial Completion of the Premises as a direct, indirect, partial, or total result of any of the following (collectively, "Tenant Delays"):

4.2.1            Tenant's failure to timely approve the Working Drawings or any other matter requiring Tenant's approval;

4.2.2            a breach by Tenant of the terms of this Tenant Work Letter or the Lease;

4.2.3            Tenant's request for Changes;

4.2.4            Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the estimated date of Substantial Completion of the Premises, as set forth in the Lease;

4.2.5            changes to the Base, Shell and Core, structural components or structural components or systems of the Building requested by Tenant; or

4.2.6            any other acts or omissions of Tenant, or its agents, or employees.

then, notwithstanding anything to the contrary set forth in the Lease and regardless of the actual date of Substantial Completion, the Commencement Date shall be deemed to be the date the Commencement Date would have occurred if no Tenant Delays, as set forth above, had occurred.  Notwithstanding the foregoing to the contrary, no Tenant Delay shall be deemed to have occurred unless (A) Landlord has delivered to Tenant written notice (the "Tenant Delay Notice") specifying in reasonable detail the actions, inactions or circumstances Landlord claims constitute such applicable Tenant Delay, and (B) Tenant fails to cure such action, inaction or circumstance within one business day after Tenant's receipt of the Tenant Delay Notice.
SECTION 5

MISCELLANEOUS
5.1            Tenant's Entry Into the Premises Prior to Substantial Completion.  Subject to the terms hereof and provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Premises, at Landlord's reasonable discretion, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Premises for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant's data and telephone equipment) in the Premises.  Prior to Tenant's entry into the Premises as permitted by the terms of this Section 5.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval not to be unreasonably withheld, conditioned or delayed, which schedule shall detail the timing and purpose of Tenant's entry.  In connection with any such entry, Tenant acknowledges and agrees that Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, unreasonably interfere with Landlord or Landlord's Contractor, agents or representatives in performing work in the Building and the Premises, or unreasonably interfere with the general operation of the Building and/or the Project.  If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or unreasonable interference, including, without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke Tenant's entry rights upon twenty-four (24) hours' prior written notice to Tenant.  Tenant acknowledges and agrees that any such entry into and occupancy of the Premises or any portion thereof by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent (until the occurrence of the Commencement Date).  Tenant further acknowledges and agrees that Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's work made in or about the Premises in connection with such entry or to any property placed therein prior to the Commencement Date, the same being at Tenant's sole risk and liability, except to the extent caused by the gross negligence or willful misconduct of Landlord or any Landlord Party.  Tenant shall be liable to Landlord for any damage to any portion of the Premises, including the Tenant Improvement work, caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees.  In addition, Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Premises or Project and against injury to any persons caused by Tenant's actions pursuant to this Section 5.1, except to the extent caused by the gross negligence or willful misconduct of Landlord or any Landlord Party.

5.2            Tenant's Representative.  Tenant has designated Georgia Erbez and Virginia Keller as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.  Tenant may change Tenant's representative set forth in this Section 5.2 upon written notice to Landlord.

5.3            Landlord's Representative.  Landlord has designated Jonathan Matsoukis as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

5.4            Time of the Essence in This Tenant Work Letter.  Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.  If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

5.5            Tenant's Lease Default.  Notwithstanding any provision to the contrary contained in the Lease, if an Event of Default by Tenant under the Lease or this Work Letter has occurred at any time on or before the substantial completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, at law and/or in equity, Landlord shall have the right to cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 4.2 of this Tenant Work Letter), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such inaction by Landlord).

5.6            Periodic Meetings.  Landlord shall give to Tenant at least seventy-two (72) hours' notice of the time and place of the periodic construction meetings regarding the Tenant Improvements.  A representative of Tenant may attend such periodic construction meetings (either in person or by telephone) to discuss the status of the Tenant Improvements.  Landlord shall permit Tenant reasonable access to the Premises at reasonable times during the construction of the Tenant Improvements to inspect and observe the work; provided, that Tenant shall not interfere with the performance of the Tenant Improvements (and any such interference shall be a Tenant Delay).

5.7            Warranty.  Landlord hereby assigns to Tenant all warranties and guaranties by Contractor relating to the Tenant Improvements, which assignment shall be on a non-exclusive basis such that the warranties and guarantees may be enforced by Landlord and by Tenant.  Landlord agrees to use commercially reasonable efforts to cause the responsible contractor to remedy any construction defects during the first six (6) months after Substantial Completion of the Tenant Improvements.

SMRH:408132151.11

SCHEDULE 1
 TO EXHIBIT C
Additional Specification

1st Floor:
1.     First-floor window offices shall be constructed per agreed floorplan using building standard materials with full glass sidelights as follows:
• InterfaceFlor carpet tiles, 4" rubber wall base, painted drywall, 2x2 Donn Fine line Acoustical suspended ceiling,
• 2x2 ceiling tiles, anodized aluminum door frames, framed full glass sidelites, bldg. standard 8'+ x 3' wood doors,
• 1 floor power box per office and per workstation (each have 4 electrical outlets + 4 data/com outlets),
• 2X4 recessed 2 lamp ceiling light fixture (Mercury Lighting Zenith ZKV Series or equivalent) at the private offices.
2.     The Tenant Improvements shall exclude dry fire suppression systems, but may be paid for from Tenant's  Specialized Improvements Allowance.
3.     Existing telecom / server room at ground floor is provided as-is.
4.     Exhaust to roof is excluded.
5.     Doors and frames, walls and ceiling at the group of Server/Telecom room, copy room and IT storage rooms against the west side building core are to remain as-is since the layout of these rooms is not changing from existing.
6.     Existing kitchen area at north side to remain as-is.

2nd Floor:
1. All existing private offices on the window line to remain as-is.  No additional offices on the window line are included in the scope.
2. R&D, Lab and Tissue Culture rooms:  Prior occupant's standard doors and frames to be salvaged from 1st floor demo and re-used (to match the other existing doors/frames on the 2nd floor).  Demised areas per agreed to floor plan to be provided with walls sheetrocked and finished on both sides.  Tenant shall elect to have the ceiling in these areas remain as-is (open to roof), or with a dropped ceiling as specified in Section 1 of the 1st Floor improvements above and the cost thereof shall be included in amounts chargeable against the Specialized Improvement Allowance.  Specialized flooring in the Lab and Tissue Culture rooms shall be specified by Tenant and the cost thereof also shall be at Tenant's expense and shall be included in amounts chargeable against the Specialized Improvement allowance.
SMRH:408132151.11	--

SCHEDULE 2
 TO EXHIBIT C
Space Plan
(See Attached)

SMRH:408132151.11

RAPTOR
RECEPTION
BOARDROOM
OFFICE
CONFERENCE
SHARED OFFICE
STORAGE
COPY
IT STORAGE
BREAK
COFFEE

TEST FIT PROVIDED

EMPLOYEE SPACES	
PRIVATE OFFICES	30
WORKSTATIONS*	64
SUBTOTAL STAFF	94
OTHER EMPLOYEE SPACES	
SHARED OFFICES (APPROX. 400 SF)	1
RESEARCH AND DEVELOPMENT BULLPEN (APPROX. 1100 SF)	1

* NOTE: Workstations shown are 8' D x 8' W.

SUPPORT SPACES	
BOARD ROOM	1
CONFERENCE	2
LAB/ TISSUE CULTURE (APPROX. 1600 SF)	1
SHOWER	1
BREAK AREA/ COFFEE	1
COFFEE ROOM	1
COFFEE/ COPY	1
COPY	3
LOUNGE	1
TELECOM/ IDF	1
IT CLOSET	1
IT STORAGE	1
STORAGE	4
RECEPTION	1

GROUND FLOOR PLAN

RAPTOR | HAMILTON LANDING, HANGER 7

HUNTSMAN

1SP-3

Specialized Improvement Areas

OFFICE
IT CLOSET
ELECTRICAL

TEST FIT PROVIDED

EMPLOYEE SPACES	
PRIVATE OFFICES	20
WORKSTATIONS*	64
SUBTOTAL STAFF	84
OTHER EMPLOYEE SPACES	
SHARED OFFICES (APPROX. 400 SF)	1
RESEARCH AND DEVELOPEMENT BULLPEN (APPROX. 1100 SF)	1

* NOTE: Workstations shown are 6' D x 8' W

SUPPORT SPACES	
BOARD ROOM	1
CONFERENCE	2
LAB/ TISSUE CULTURE (APPROX. 1600 SF)	1
SHOWER	1
BREAK AREA/ COFFEE	1
COFFEE ROOM	1
COFFEE/ COPY	1
COPY	3
LOUNGE	1
TELECOM/ IDF	1
IT CLOSET	1
IT STORAGE	1
STORAGE	4
RECEPTION	1

SECOND FLOOR PLAN

RAPTOR | HAMILTON LANDING, HANGER 7

HUNTSMAN

2SP-3

EXHIBIT D
HAMILTON LANDING
TENANT WORK LETTER

(Temporary Space)
This Tenant Work Letter ("Tenant Work Letter") sets forth the terms and conditions relating to the construction of improvements for the Temporary Space.  All references in this Tenant Work Letter to "the Lease" shall mean the relevant portions of the Lease to which this Tenant Work Letter is attached as Exhibit D. The defined terms in this Tenant Work Letter shall be used solely for purposes of this Tenant Work Letter and the improvement of the Temporary Space.
SECTION 1

BASE, SHELL AND CORE
1.1            Landlord has previously constructed the base, shell, and core (i) of the Temporary Space and (ii) of the floor(s) of the Building on which the Temporary Space are located (collectively, the "Base, Shell, and Core").  Landlord shall install in the Temporary Space certain "Temporary Space Improvements" (as defined below) pursuant to the provisions of this Tenant Work Letter.  Except for the Temporary Space Improvement work described in this Tenant Work Letter, Landlord shall not be obligated to make or pay for any alterations or improvements to the Temporary Space, the Building or the Project.
1.2            The Temporary Space Improvements exclude any dry fire suppression system or any millwork cabinets or countertops. Landlord shall cause the Temporary Space to be fully carpeted, but Landlord shall have the option to keep or replace carpeting in the Temporary Space using colors and materials selected by Landlord.  As part of the Temporary Improvements, Landlord agrees (i) to deliver the Temporary Space with the roof, HVAC system, electrical, plumbing and lighting in good working condition and (ii) to complete any code compliance upgrades (e.g. ADA upgrades) to the Temporary Space and the Project Common Areas resulting from performance of the Temporary Improvements.
SECTION 2

CONSTRUCTION DRAWINGS FOR THE TEMPORARY SPACE
Prior to the execution of this Lease, Landlord and Tenant have approved a detailed space plan for the construction of certain improvements in the Temporary Space, a copy of which is attached hereto as Schedule 1 (the "Final Space Plan") and working drawings prepared by Huntsman Architectural Group dated March 22, 2013, and identified as Sheets 1A-5.1, 6.1 and 7.1 (the "Approved Working Drawings").  The tenant improvements shown on the Approved Working Drawings shall be referred to herein as the "Temporary Space Improvements."  Tenant shall make no changes, change orders or modifications thereto without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion if such change or modification would: (i) directly or indirectly delay the Substantial Completion of the Temporary Space; (ii) increase the cost of designing or constructing the Temporary Space Improvements above the cost of the tenant improvements depicted in the Final Space Plan; (iii) be of a quality lower than the quality of the standard tenant improvement items for the Building; and/or (iv) require any changes to the Base, Shell and Core or structural improvements or systems of the Building.  The Final Space Plan and Approved Working Drawings shall be collectively referred to herein as, the "Construction Drawings."

EXHIBIT D - PAGE 1

SECTION 3

CONSTRUCTION AND PAYMENT FOR

COSTS OF TEMPORARY IMPROVEMENTS
Landlord shall cause a reputable, licensed contractor designated by Landlord (the "Contractor") to (i) obtain all applicable building permits for construction of the Temporary Space Improvements, and (ii) construct the Temporary Space Improvements as depicted on the Approved Working Drawings, in compliance with such building permits and all applicable laws in effect at the time of construction, and in good workmanlike manner.  Except as otherwise provided in this Tenant Work Letter, Landlord shall pay for the cost of the design and construction of the Temporary Space Improvements.  In the event Tenant requests any changes, change orders or modifications to the Working Drawings and/or the Approved Working Drawings (which Landlord approves pursuant to Section 2 above) which increase the cost to construct the Temporary Space Improvements above the cost of the tenant improvements as described in the Final Space Plan, Tenant shall pay such increased cost to Landlord immediately upon Landlord's request therefor, and, in any event, prior to the date Landlord causes the Contractor to commence construction of the changes, change orders or modifications.  In no event shall Landlord be obligated to pay for any of Tenant's furniture, computer systems, telephone systems, equipment, telecommunications or data wiring or other personal property which may be depicted on the Construction Drawings; such items shall be paid for by Tenant.
SECTION 4

SUBSTANTIAL COMPLETION

OF THE TEMPORARY IMPROVEMENTS
4.1            Substantial Completion.  For purposes of this Lease, including for purposes of determining the Commencement Date, "Substantial Completion" of the Temporary Space shall occur on the date on which all of the following are satisfied: (i) the completion of construction of the Temporary Improvements in the Temporary Space pursuant to the Approved Working Drawings, with the exception of any punch list items ("Punch-List Items") and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor, (ii) the roof, HVAC system, electrical, plumbing and lighting are in good working condition and (iii) Tenant is legally permitted to occupy the Temporary Space.  Landlord shall use commercially reasonable efforts to cause all Punch-List Items to be completed within thirty (30) days after Substantial Completion.
4.2            Delay of the Substantial Completion of the Temporary Space.  If there shall be a delay or there are delays in the Substantial Completion of the Temporary Space as a direct, indirect, partial, or total result of any of the following (collectively, "Tenant Delays"):
4.2.1            Tenant's failure to timely approve the Working Drawings or any other matter requiring Tenant's approval;
4.2.2            a breach by Tenant of the terms of this Tenant Work Letter or the Lease;
4.2.3            Tenant's request for changes in any of the Construction Drawings;
4.2.4            Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the estimated date of Substantial Completion of the Temporary Space, as set forth in the Lease;
4.2.5            changes to the Base, Shell and Core, structural components or structural components or systems of the Building requested by Tenant; or
4.2.6            any other acts or omissions of Tenant, or its agents, or employees.

EXHIBIT D - PAGE 2

then, notwithstanding anything to the contrary set forth in the Lease and regardless of the actual date of Substantial Completion, the Temporary Space Commencement Date shall be deemed to be the date the Temporary Commencement Date would have occurred if no Tenant Delays, as set forth above, had occurred. Notwithstanding the foregoing to the contrary, no Tenant Delay shall be deemed to have occurred unless (A) Landlord has delivered to Tenant written notice (the "Tenant Delay Notice") specifying in reasonable detail the actions, inactions or circumstances Landlord claims constitute such applicable Tenant Delay, and (B) Tenant fails to cure such action, inaction or circumstance within one business day after Tenant's receipt of the Tenant Delay Notice.
SECTION 5

MISCELLANEOUS
5.1            Tenant's Representative.  Tenant has designated Georgia Erbez and Virginia Keller as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.  Tenant may change Tenant's representative set forth in this Section 5.2 upon written notice to Landlord.
5.2            Landlord's Representative.  Landlord has designated Jonathan Matsoukis as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.
5.3            Time of the Essence in This Tenant Work Letter.  Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.  If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.  Both Landlord and Tenant shall use commercially reasonable, good faith, efforts and all due diligence to cooperate with each other to complete all phases of the Construction Drawings and the permitting process and to receive the permits, as soon as possible after the execution of the Lease.
5.4            Tenant's Lease Default.  Notwithstanding any provision to the contrary contained in the Lease, if an Event of Default by Tenant under the Lease or this Tenant Work Letter has occurred at any time on or before the Substantial Completion of the Temporary Space and remains after the expiration of applicable notice and cure periods, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, at law and/or in equity, Landlord shall have the right to cause Contractor to suspend the construction of the Temporary Space (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Temporary Space caused by such work stoppage as set forth in Section 4.2 of this Tenant Work Letter), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Temporary Space caused by such inaction by Landlord).
5.5            Periodic Meetings.  Landlord shall give to Tenant at least seventy-two (72) hours' notice of the time and place of the periodic construction meetings regarding the Temporary Improvements.  A representative of Tenant may attend such periodic construction meetings (either in person or by telephone) to discuss the status of the Temporary Improvements.  Landlord shall permit Tenant reasonable access to the Temporary Space at reasonable times during the construction of the Temporary Improvements to inspect and observe the work; provided, that Tenant shall not interfere with the performance of the Temporary Improvements (and any such interference shall be a Tenant Delay).
5.6            Warranty.  Landlord hereby assigns to Tenant all warranties and guaranties by Contractor relating to the Temporary Improvements, which assignment shall be on a non-exclusive basis such that the warranties and guarantees may be enforced by Landlord and by Tenant.  Landlord agrees to use commercially reasonable efforts to cause the responsible contractor to remedy any construction defects during the first six (6) months after Substantial Completion of the Temporary Improvements.
5.7            Tenant's Entry Into the Temporary Space Prior to Substantial Completion.  Subject to the terms hereof and provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Temporary Space, at Landlord's reasonable discretion, Contractor shall allow Tenant access to the Temporary Space

EXHIBIT D - PAGE 3

prior to the Substantial Completion of the Temporary Space for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant's data and telephone equipment) in the Temporary Space.  Prior to Tenant's entry into the Temporary Space as permitted by the terms of this Section 5.7, Tenant shall submit a schedule to Landlord and Contractor, for their approval not to be unreasonably withheld, conditioned or delayed, which schedule shall detail the timing and purpose of Tenant's entry.  In connection with any such entry, Tenant acknowledges and agrees that Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, unreasonably interfere with Landlord or Landlord's Contractor, agents or representatives in performing work in the Building and the Temporary Space, or unreasonably interfere with the general operation of the Building and/or the Project.  If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or unreasonable interference, including, without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke Tenant's entry rights upon twenty-four (24) hours' prior written notice to Tenant.  Tenant acknowledges and agrees that any such entry into and occupancy of the Temporary Space or any portion thereof by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent (until the occurrence of the Temporary Space Commencement Date).  Tenant further acknowledges and agrees that Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's work made in or about the Temporary Space in connection with such entry or to any property placed therein prior to the Temporary Space Commencement Date, the same being at Tenant's sole risk and liability, except to the extent caused by the gross negligence or willful misconduct of Landlord or any Landlord Party.  Tenant shall be liable to Landlord for any damage to any portion of the Temporary Space, including the Tenant Improvement work, caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees.  In addition, Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Temporary Space or Project and against injury to any persons caused by Tenant's actions pursuant to this Section 5.7, except to the extent caused by the gross negligence or willful misconduct of Landlord or any Landlord Party.
SMRH:408132151.11	EXHIBIT D – PAGE

EXHIBIT D - PAGE 4

SCHEDULE 1
 TO EXHIBIT D
Space Plan
(See Attached)

SMRH:408132151.11	SCHEDULE 1 TO EXHIBIT D

Hangar 5 – Temporary space

STORAGE
WOMEN
MEN
SHOWER
SHOWER
WOMEN
MEN
UP

EXHIBIT E
HAMILTON LANDING
NOTICE OF LEASE TERM DATES
Re:            Office Lease dated ______________, 2013, between Hamilton Marin, LLC, a California limited liability company, Landlord, and _________________, Tenant, concerning Suite ____, located at ____ Hangar Avenue, Novato, California 94949.
In accordance with the subject Lease, this Notice will confirm the following:
1.	The Premises have been accepted by Tenant as being substantially complete in accordance with the Lease and there is no deficiency in construction.
2.	Tenant has possession of the Premises and acknowledges that under the provisions of the Lease, the term of said Lease commenced as of _______________ for a term of ________ ending on ___________.
3.	In accordance with the Lease, Rent commenced to accrue on _________________________.
4.	If the commencement date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in the Lease.
5.	Rent is due and payable in advance on the first day of each and every month. Rent checks should be made payable to _______________ and delivered to:
________________________________
________________________________
________________________________

Landlord:
HAMILTON MARIN, LLC,
 a California limited liability company
By:            Barker Pacific Group, Inc.,
            a Delaware corporation,
Its Authorized Signatory

By:______________________________
                    Michael D. Barker
                    Its Managing Director
Tenant: RAPTOR PHARMACEUTICAL CORP., a Delaware corporation By:_________________________________ Print Name:___________________________ Its:_________________________________

SMRH:408132151.11

EXHIBIT F
HAMILTON LANDING
RULES AND REGULATIONS
Tenant shall faithfully observe and comply with the following Rules and Regulations.  Landlord shall not be responsible to Tenant for the non-performance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project.
1.            Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent not to be unreasonably withheld, conditioned or delayed.  Tenant shall bear the cost of any lock changes or repairs required by Tenant.  Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord.
2.            All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises, unless electrical hold-backs have been installed.
3.            Landlord reserves the right to close and keep locked all entrance and exit doors of the office building during such hours as are customary for comparable buildings in the vicinity of the Project.  Tenant, its employees and agents must be sure that the doors to the office building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Project.  Any Tenant, its employees, agents or any other persons entering or leaving the Project at any time when it is so locked, or any time when it is considered to be after normal business hours for the Project, may be required to sign the security register when so doing.  Access to the Project may be refused unless the person seeking access has proper identification or has made a previous arrangement with regard to the admission to or exclusion from the Project of any person.  In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Project during the continuance of same by any means it deems appropriate for the safety and protection of life and property.
4.            Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Project.  Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight.  Landlord shall not be responsible for loss of or damage to any such safe or property in any case.  All damage done to any part of the Project, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of Tenant and any expense of said damage or injury shall be borne by Tenant.
5.            No furniture, freight, packages, supplies, equipment or merchandise will be brought into or removed from the Building or carried up or down in the elevators, except upon prior notice to Landlord, and in such manner, in such specific elevator, and between such hours as shall be reasonably designated by Landlord.  Tenant shall provide Landlord with not less than 24 hours' prior notice of the need to utilize an elevator for any such purpose, so as to provide Landlord with a reasonable period to schedule such use and to install such padding or take such other actions or prescribe such procedures as are appropriate to protect against damage to the elevators or other parts of the Building.  In no event shall Tenant's use of the elevators for any such purpose be permitted during the hours of 7:00 a.m. - 9:00 a.m., 11:30 a.m. - 1:30 p.m. and 4:30 p.m. - 6:30 p.m.
6.            Landlord shall have the right to control and operate the public portions of the Project, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of tenants, in such manner as is customary for comparable buildings in the vicinity of the Project.
7.            The requirements of Tenant will be attended to only upon application at the Office of the Project or at such office location designated by Landlord.  Tenant shall not request employees of Landlord to perform any work or do anything outside of their regular duties unless Tenant has received special instructions from Landlord.

8.            Tenant shall not disturb, solicit, or canvass any occupant of the Project and shall cooperate with Landlord or Landlord's agents to prevent same.
9.            The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein.  The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.
10.            Tenant shall not overload the floor of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Landlord's consent first had and obtained, which consent shall not be unreasonably withheld; provided, however, that Tenant may, without Landlord's prior consent, place pictures and normal wall hangings on the Premises so long as Tenant repairs any damage resulting therefrom and Tenant restores the Premises to its condition prior to the placement of such items.
11.            Except for vending machines rented for the sole use of Tenant's employees and invitees, no vending machine shall be installed, maintained or operated upon the Premises without the written consent of Landlord.
12.            Tenant shall not use any method of heating or air conditioning other than that which may be supplied by Landlord, without the prior written consent of Landlord not to be unreasonably withheld, conditioned or delayed.
13.            Tenant shall not permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of excessive noise or vibrations, or materially interfere in any way with other tenants or those having business therein.
14.            Tenant shall not bring into or keep within the Building or the Premises any animals, birds, bicycles or other vehicles.  Dogs may be brought to the Project subject to compliance with the "Dog Policy" summarized in Exhibit F‑1.
15.            No cooking shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes.  Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations, and does not cause odors which are objectionable to Landlord and other tenants.
16.            Landlord will approve where and how telephone and other telecommunication wires are to be introduced to the Premises.  No boring or cutting for wires shall be allowed without the consent of Landlord not to be unreasonably withheld, conditioned or delayed.  The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord not to be unreasonably withheld, conditioned or delayed.
17.            Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.
18.            Tenant, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use the same only as a means of ingress and egress for the Premises.
19.            Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Project's heating and air conditioning system, and shall refrain from attempting to adjust any controls.

20.            Tenant shall store all its trash and garbage within the interior of the Premises.  No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in Marin County without violation of any law or ordinance governing such disposal.  All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall reasonably designate.
21.            Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord in Landlord's reasonable discretion or any governmental agency.
22.            Tenant shall assume any and all responsibility for protecting the Premises from robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed when the Premises are not occupied.
23.            Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Building.
24.            No awnings or other projection shall be attached to the outside walls of the Project without the prior written consent of Landlord.  No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord.  All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Project must be fluorescent and/or of a quality, tape, design and bulb color approved by Landlord.
25.            The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the window sills.
26.            The washing and/or detailing of, or the installation of windshields, radios, telephones in or general work on automobiles shall not be allowed in the Project.
27.            Food vendors shall be allowed in the Building upon receipt of a written request from the Tenant.  Food vendor shall service only those tenants which have a written request on file in the Building Management Office.  Under no circumstance shall the food vendor display their products in the public or common area of the Building, including corridors and elevator lobbies.  Any failure to comply with this rule shall result in immediate, permanent withdrawal of the vendor from the Project.
28.            Tenants must comply with reasonable requests made by the Landlord relative to informing Tenant's employees of any items of importance affecting them as so deemed by the Landlord.
29.            Tenant shall comply with any non-smoking ordinance adopted by any applicable governmental authority.
30.            Tenant shall not leave windows open when it rains, and shall be liable to Landlord and other lessees for any damages to the Building or property of other Tenants resulting from rain coming into the Building through open windows.  Tenant shall see that the windows and doors of the Premises are closed and securely locked before leaving the Building.  In addition to the waiver of any of the Landlord's liability in Section 9 of the lease, it is further specifically provided that Landlord is not liable for any damage resulting to Tenant's property as the result of windows being left open.
31.            All deliveries to Tenant shall be made at and through the designated delivery entrance and nowhere else and Tenant shall advise all parties intending to make deliveries to Tenant of this Rule.

32.            Landlord shall not be responsible to Tenant or to any other person for the nonobservance or violation of these rules and regulations by any other Tenant or other person.  Tenant shall be deemed to have read these rules and to have agreed to abide by them as a condition to its occupancy.  Landlord shall use commercially reasonable efforts to cause observance of these rules and regulations by all Tenants of the Building.

SMRH:408132151.11

EXHIBIT F-1
DOG POLICY
The ability to bring a dog to Hamilton Landing is a privilege.  A dog owner is expected to respect the needs and desires of the building owner, other employees, visitors and tenants concerning having a dog in the office.
The dog owner is expected to follow the guidelines below:
1.	The dog must be under control of its owner or on a leash when inside the leased premises.
2.	The dog must stay with its owner or designated watcher; other employees may allow occasional visits.
3.	Any dog with fleas or ticks may not be brought into the office.
4.	Owners are responsible to have dogs completely up to date on all immunizations, including rabies, distemper, hepatitis, para-influenza, parvo and bordatella.
5.	Owners should find suitable spots off the building site for relieving their dog during walks. The owner is responsible for clean up of solid waste.
6.	If a dog has an accident inside Hamilton Landing Building, the dog owner is responsible for clean up. After 2 accidents, the dog will not be allowed inside the building until the owner can show that the dog has been through some kind of training program.
7.	Aggressive behavior, loud or repetitive barking, eating human food, or other disruptive behavior or persistent odor is unacceptable.
8.	If any employee has a problem with the dog, he/she should discuss it directly with the dog's owner.

SMRH:408132151.11

EXHIBIT G
HAMILTON LANDING
FORM OF TENANT'S ESTOPPEL CERTIFICATE
TENANT ESTOPPEL CERTIFICATE
(_____________)
_________________________________
_________________________________
_________________________________

THIS IS TO CERTIFY THAT:
1.            The undersigned is the "Tenant" under that certain Office Lease as amended by that certain ___________________ dated _______________ (collectively, the "Lease"), between the undersigned and Hamilton Marin, LLC, a California limited liability company, as the "Landlord" under said Lease.  (The premises covered by and described in the Lease are hereinafter referred to as the "Premises".)
2.            The Lease is in full force and effect and has not been amended or modified except as set forth in Paragraph 1 above; and there are no other written agreements between Tenant and Landlord with respect to Tenant's leasing of the Premises.
3.            Tenant's interest under the Lease has not been assigned or transferred, whether for purposes of security or otherwise except as follows: _________. and Tenant has not received notice of any assignment, hypothecation, mortgage or pledge of Landlord's interest in the Lease or the rents or other amounts payable thereunder except as follows: _____________________.
4.            Tenant has not prepaid any rent under the Lease more than one (1) month in advance.
5.            To Tenant's actual knowledge, no uncured event of default or breach on the part of Landlord has occurred under the Lease, no event has occurred which gives Tenant the right to terminate the Lease, and Tenant has no defense as to its obligations under the Lease and claims no setoff or counterclaim against Landlord, except as follows: _______________.
6.            To Tenant's actual knowledge, Tenant is not in default in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of Tenant, except as follows: ______________.
7.            To Tenant's actual knowledge, all conditions to the effectiveness of the Lease have been satisfied or waived by Tenant, except as follows: ___________________.
8.            The person executing this Tenant Estoppel Certificate on behalf of Tenant is duly authorized to do so.
SMRH:408132151.11

Tenant acknowledges that the addressee of this Certificate and Landlord shall be entitled to rely upon this certification by Tenant.
Dated:  _________ ___, 201_.

TENANT:	RAPTOR PHARMACEUTICAL CORP., a Delaware corporation By:__________________________________________ Print Name:___________________________________ Title:________________________________________

SMRH:408132151.11

EXHIBIT H
HAMILTON LANDING
SNDA
(See Attached)

SMRH:408132151.11

RECORDING REQUESTED BY
 AND WHEN RECORDED MAIL TO:
Paul Hastings LLP
55 Second Street
San Francisco, California 94105
 Attention: Michael T. Kovaleski, Esq.

(Space Above This Line is For the Recorder's Use Only)

NON-DISTURBANCE, ATTORNMENT
AND SUBORDINATION AGREEMENT

THIS NON-DISTURBANCE, ATTORNMENT AND SUBORDINATION AGREEMENT (this "Agreement") is made and entered into as of _____ day of ___________, 2013, by and between RAPTOR PHARMACEUTICAL CORP., a Delaware corporation (the "Lessee"), whose address for purposes hereof is 9 Commercial Boulevard, Suite 200, Novato, California 94949, Attention: Georgia Erbez, and JPMORGAN CHASE BANK, N.A., a national banking association (the "Lender"), whose address for purposes hereof is 560 Mission Street, 5th Floor, San Francisco, California 94105, Attention: John M. Benson.

RECITALS:

Hamilton Marin, LLC, a California limited liability company (the "Landlord"), owns the land described in Exhibit A attached hereto and hereby made a part hereof for all purposes (the "Land").

Reference is hereby made to that certain  unrecorded Hamilton Landing Office Lease dated effective _________________, 2013, between the Landlord, as landlord, and Lessee, as tenant (the "Lease Agreement").  Pursuant to the terms of the Lease Agreement, Lessee is the owner of a leasehold estate in a portion of the existing or to be constructed improvements located on the Land (the Land and such improvements, the "Property").  The Lease Agreement, together with all subsequent renewals, extensions and modifications of the Lease Agreement which are made in accordance with the terms hereof, are hereinafter collectively called the "Lease."  Initially capitalized terms used and not defined herein shall have the meanings set forth in the Lease.

Landlord has previously executed a Construction Deed of Trust, Assignment of Leases, Security Agreement and Fixture Filing dated September 7, 2007 recorded in the Official Records of Marin County, California as Instrument No. 2007-0054018 (as modified, the "Mortgage") in favor of Lender covering the Land and all improvements now or hereafter constructed thereon as security for indebtedness of Landlord and the other borrowers to the lenders more particularly described therein (said indebtedness secured by the Mortgage being hereinafter referred to as the "Loan").  As used herein, the term "Loan Documents" shall have the same meaning ascribed to such term in the Mortgage.

In connection with the Loan, Lender has required that Lessee subordinate Lessee's leasehold interest in the property covered by the Lease to all liens, security interests and assignments securing payment of the Loan.  Lessee is willing to subordinate its leasehold interest in the property covered by the Lease; provided, however, that as a condition to subordinating its leasehold interest in and to the property covered by the Lease to all liens, security interests and assignments securing payment of the Loan, Lessee has required that Lessee's right of possession to the premises covered by the Lease shall not be disturbed by Lender or any third party in the exercise of any of Lender's rights under the Loan Documents, which protection Lender is willing to grant in order to induce Lessee to subordinate the Lease to all liens, security interests and assignments securing payment of the Loan.

AGREEMENTS:

In consideration of the premises and the sum of Ten Dollars ($10.00) paid by Lender to Lessee, the receipt and sufficiency of which is hereby acknowledged by Lessee, Lender and Lessee mutually agree as follows:

1.            Lessee covenants and agrees with Lender that all of Lessee's right, title and interest in and to the property covered by the Lease and any lease hereafter executed by Lessee covering any part of the Land or any improvements situated thereon, is and shall be subject, subordinate and inferior to (a) all liens, security interests and assignments securing payment of the Loan, and all renewals, extensions, substitutions, replacements, consolidations and increases in amount of the indebtedness secured by the Mortgage and any other Loan Documents, and (b) all right, title and interest of Lender in the Land or any improvements thereon created by the Mortgage and any other Loan Documents or any other security instrument held by Lender, in the same manner and to the same extent as if the Lease had been executed subsequent to the execution, delivery and recordation of such Loan Documents and such other security instruments.

2.            Lender covenants and agrees with Lessee, for Lender and its successors and assigns, that so long as Lessee is not then in default under the Lease beyond applicable cure periods set forth in the Lease, Lender shall not disturb Lessee's right of possession to the premises covered by the Lease if Lender or Lender's successors or assigns subsequently acquire title to all or any part of the premises covered by the Lease pursuant to the exercise of any remedy provided for in the Mortgage or any other Loan Documents or any other remedy existing at law or in equity, nor shall Lessee be named as a party defendant to any action to foreclose the liens, security interests and assignments securing payment of the Loan, except to the extent required by applicable law.

3.            Lessee covenants and agrees to attorn to Lender or any other owner of the premises covered by the Lease pursuant to any foreclosure sale relating to the Mortgage or by deed in lieu of any such foreclosure, as Lessee's new landlord, and agrees that the Lease shall continue in full force and effect as a direct lease between Lessee and Lender or such other owner upon all of the terms, covenants, conditions and agreements set forth in the Lease.  However, in no event shall Lender or such other owner ("New Landlord") be:

(a)
liable for any act or omission of any previous landlord (including Landlord), including without limitation, failure by Landlord to timely complete the construction of any of the improvements required to be constructed upon the Land pursuant to the terms of the Lease; provided, that, nothing contained in this Section 3(a) shall relieve New Landlord from New Landlord's obligation to cure a default of Landlord's maintenance and repair obligations under Section 6.2 of the Lease which is continuing when New Landlord succeeds to Landlord's interest in the Lease by acquiring title to the Property provided Landlord has received notice from Lessee and an opportunity to cure the same in accordance with Section 4 of this Agreement;

(b)
subject to any offset or counterclaim which have accrued prior to the date on which Lender, any lender or such other owner shall have become the owner of the premises covered by the Lease except those offsets and rent abatements expressly provided for in the Lease;

(c)	bound by any payment of rent or additional rent made by Lessee to any previous landlord for more than one (1) month in advance;

(d)
bound by any amendments or modification of the Lease hereafter made without the written consent of Lender (except for (i) any amendment or modification to the Lease which Landlord is permitted under the terms and conditions of the Loan Documents to enter into without Lender's consent and (ii) any amendment or modification to the Lease entered into with respect to the exercise by Tenant of any right or option set forth in the Lease (e.g. Tenant's exercise of an extension option, Tenant's exercise of a right to expand the premises, etc.), all of which shall be binding on New Landlord);

(e)
required to make any capital improvements to the Land which Landlord has failed to complete; provided, that, nothing contained in this Section 3(e) shall relieve New Landlord from New Landlord's obligation to cure a default of Landlord's maintenance and repair obligations under Section 6.2 of the Lease which is continuing when New Landlord succeeds to Landlord's interest in the Lease by acquiring title to the Property provided Landlord has received notice from Lessee and an opportunity to cure the same in accordance with Section 4 of this Agreement;

(f)	in any way liable or responsible for any deposit or security for the Lease which was not delivered to Lender or such owner; or

(g)	personally liable for any damages or other sums of money under any judgment or otherwise, resulting from any default by Lender, or such other owner under the Lease, and Lessee agrees to look solely to Lender's or such other owner's interest in the Property (including the rents derived from the Property and sale, insurance and condemnation proceeds derived therefrom) for the recovery of any such damages or other monies and the enforcement of any such judgment.

4.            Notwithstanding any provisions of the Lease to the contrary, in the event of a default under the Lease by Landlord, Lessee may not terminate the Lease without affording to Lender or its successors a period of time to remedy any such default by Landlord equal to the greater of (a) sixty (60) days or (b) the curative period afforded to Landlord under the Lease with respect to such default, such period to commence upon the receipt by Lender or its successors (if such successor shall have given written notice to Lessee of its acquisition of Lender's interest in the Loan and shall have designated the address to which such notice is to be directed) of written notice of such default.  The additional cure periods set forth in this Section 4 shall not limit Tenant's rights to terminate the Lease pursuant to and in accordance with the terms of Section 3.1 of the Lease (Commencement Date), Article 10 of the Lease (Damage and Destruction), Article 12 of the Lease (Eminent Domain) and Section 22.2 of the Lease (Temporary Space).

5.            After notice is given to Lessee by Lender that the Loan is in default and that rentals due and payable under the Lease should be paid directly to Lender pursuant to the terms of any assignment of rents (the "Rent Assignment") delivered by Landlord to Lender in connection with the Loan, Lessee shall thereafter pay directly to Lender all rentals and other monies due or to become due and payable under the Lease.  Lender hereby advises Lessee that under the terms of said Rent Assignment, Landlord has expressly authorized Lessee to make such payments directly to Lender and Landlord has released and discharged Lessee from any liability to Landlord on account of any such payments made to Lender in accordance with Lender's written instructions to Lessee.  Tenant is hereby irrevocably authorized by Landlord to rely upon and comply with any notice or demand by the Lender for the payment to the Lender of any rental or other amounts which may be or become due under the Lease, or for the performance of any obligations under the Lease.  Landlord irrevocably agrees that Tenant shall not be liable to Landlord or any person claiming under Landlord, for making any payment or rendering any performance to Lender.

6.            All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing and shall be deemed to have been properly given or served by depositing in the United States Mail, postpaid and registered or certified return receipt requested, or by reputable overnight courier, and addressed to the addresses set forth on the first page hereof.  All notices, demands and requests shall be effective upon being deposited in the United States Mail or with a reputable overnight courier.  By giving at least ten (10) days written notice thereof, Lessee or Lender shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

7.            This Agreement may not be discharged or modified orally or in any manner other than by an agreement in writing specifically referring to this Agreement and signed by the party or parties to be charged thereby.  This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is located.  This Agreement constitutes the entire agreement between Lender and Tenant with regard to the subordination of the Lease to the Mortgage and the Loan Documents and the rights and obligations of Tenant and Lender as to the subject matter of this Agreement, and shall supersede and cancel, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust, a mortgage or mortgages, a deed or deeds to secure debt or a trust indenture or trust indentures.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument.  If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect.  Any party, at such party's expense, shall be permitted to record this Agreement in the real property records of Marin County, California.  If any legal action, suit or proceeding is commenced by between Tenant and Lender regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees).  As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment.  If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

8.            The provisions hereof shall be self-operative and effective without the necessity of execution of any further instruments on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party.

9.            As of the date hereof, Lessee hereby certifies to Lender that the Lease is in full force and effect and has not been changed since execution except as specifically described in the "Recitals" section above.  As of the date hereof, the Lease embodies the entire agreement between Landlord and Lessee and there are no side letters or other ancillary agreements between Landlord and Lessee.  To Lessee's actual knowledge, as of the effective date hereof, there exists no default on the part of Landlord or Lessee under the Lease.

10.            This Agreement shall bind and benefit the parties hereto and their respective successors and assigns.

[SIGNATURE(S) ON FOLLOWING PAGE(S)]
SMRH:408132151.11

IN TESTIMONY WHEREOF, this instrument is executed effective as of the day and year first above written.

RAPTOR PHARMACEUTICAL CORP.,
a Delaware corporation

By:  /s/ Georgia Erbez
Name:  Georgia Erbez
Title:  CFO
"Lessee"

JPMORGAN CHASE BANK, N.A., a national banking association

By:  __________________________
Name: ________________________
Title:   _________________________
"Lender"

Landlord hereby acknowledges and agrees to
Paragraph 5 above:

HAMILTON MARIN, LLC,
a California limited liability company

By:  /s/ Michael Barker
Name:   Michael Barker
Title:  Authorized Signatory

ATTACH:
Exhibit A - The Land

SMRH:408132151.11

County of Marin

On Apr 23 2013 before me, K. A. Rosenberger,
Date — Here Insert Name and Title of Officer

personally appeared Georgia Ernez
Name(s) of Signer(s)

_______________________________________,

K. A. ROSENBERGER
Commission # 2015120
Notary Public - California
Sonoma County
My Comm. Expires Mar 26, 2017

Place Notary Seal Above

WITNESS my hand and official seal.

Signature [signature]
Signature of Notary Public

SMRH:408132151.11 -10-

County of Los Angeles

On April 24, 2013 before me, Erin Manning Cunningham, Notary Public,
Date Here Insert Name and Title of Officer

personally appeared Michael Barker
Name(s) of Signer(s)

WITNESS my hand and official seal.

Signature [signature]
Signature of Notary Public

ERIN MANNING CUNNINGHAM
Commission # 1889875
Notary Public - California
Los Angeles County
My Comm. Expires May 18, 2014

Place Notary Seal Above

-11-

SMRH:408132151.11

County of ______________________________

On ________________ before me, _________________________________________________,
            Date                                                                               Here Insert Name and Title of Officer
personally appeared _____________________________________________________________
                                                                  Name(s) of Signer(s)
_____________________________________________________________________________,

who proved to me on the basis of satisfactory evidence to
be the person(s) whose name(s) is/are subscribed to the
within instrument and acknowledged to me that
he/she/they executed the same in his/her/their authorized
capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of
which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws
of the State of California that the foregoing paragraph is                      Place Notary Seal Above
true and correct.

WITNESS my hand and official seal.

Signature_____________________________________
                               Signature of Notary Public

SMRH:408132151.11

EXHIBIT A

THE LAND

[attached]

SMRH:408132151.11

EXHIBIT I
HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE
Your cooperation in this matter is appreciated.  Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant.  After a lease agreement or amendment thereto is signed by you and the Landlord (the "Lease Agreement"), as requested by Landlord in accordance with the provisions of Section 20.22 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate.  The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas.  Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement.  Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:	Hamilton Marin, LLC, a California limited liability company c/o Barker Pacific Group, Inc. Three Hamilton Landing Suite 200 Novato, California 94949 Attention: Richard J. Johnson

Name of Tenant:  RAPTOR PHARMACEUTICAL CORP., a Delaware corporation

Mailing Address:

Contact Person, Title and Telephone Number(s):

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):

Address of Premises:  ____________________________________

Current Expiration Date:  ________________________

1.            General Information:

Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted.  Existing Tenants should describe any proposed changes to on-going operations.

2.            Use, Storage and Disposal of Hazardous Materials

2.1	Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

WastesYes [   ]No [   ]
Chemical ProductsYes [   ]No [   ]
OtherYes [   ]No [   ]

If Yes is marked, please explain:

2.2	If "Yes" is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.
3.            Storage Tanks and Sumps

3.1	Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

Yes [   ]No [   ]

If yes, please explain:

3.2	Have any of the tanks or sumps been inspected or tested for leakage? Yes [ ]No [ ] If yes, attach the results.
3.3	Have any spills or leaks occurred from such tanks or sumps? Yes [ ]No [ ] If yes, please explain:

3.4	Were any regulatory agencies notified of the spill or leak?

Yes [   ]No [   ]

If yes, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.

3.5	Have any underground storage tanks or sumps been taken out of service or removed?

Yes [   ]No [   ]

If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure and removal of such tanks.
4.            Spills
4.1	During the past year, have any spills occurred at the Premises? Yes [ ]No [ ] If yes, please describe the location of the spill.

4.2	Were any agencies notified in connection with such spills? Yes [ ]No [ ] If yes, attach copies of any spill reports or other correspondence with regulatory agencies.

4.3	Were any clean-up actions undertaken in connection with the spills?

Yes [   ]No [   ]

Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work.
5.            Waste Management

5.1	Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate. Yes [ ]No [ ]
5.2	Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

Yes [   ]No [   ]

If yes, attach a copy of the most recent report filed.
5.3	Attach a list of the hazardous wastes, if any, generated or to be generated at the Premises, its hazard class and the quantity generated on a monthly basis.
5.4	Describe the method(s) of disposal for each waste. Indicate where and how often disposal will take place.
______ On-site treatment or recover___________________________

______ Discharged to sewer___________________________

______ Transported and Disposal of off-site___________________________

______ Incinerator___________________________

5.5	Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifests completed for off-site shipments of hazardous waste.

5.6	Is any treatment of processing of hazardous wastes currently conducted or proposed to be conducted at the Premises: Yes [ ]No [ ] If yes, please describe any existing or proposed treatment methods.

5.7	Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations at the Premises.
6.	Wastewater Treatment and Discharge

6.1	Will your company discharge wastewater or other wastes to:

  storm drain?  sewer?
  surface water?  no wastewater or other wastes discharged.

Existing Tenants should indicate any actual discharges.  If so, describe the nature of any proposed or actual discharge(s).

6.2	Will any such wastewater or waste be treated before discharge?

Yes [   ]No [   ]

If yes, describe the type of treatment proposed to be conducted.  Existing Tenants should describe the actual treatment conducted.

6.3	Attach copies of any wastewater discharge permits issued to your company with respect to its operations at the Premises.
7.            Air Discharges

7.1	Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

Yes [   ]No [   ]

If yes, please describe:

7.2	Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

  Spray booth(s)  Incinerator(s)
  Dip tank(s)  Other (Please describe)
  Drying oven(s)  No Equipment Requiring Air Permits

If yes, please describe:

7.3	Are air emissions from your operations monitored? Yes [ ]No [ ] If so, indicate the frequency of monitoring and a description of the monitoring results.

7.4	Attach copies of any air emissions permits pertaining to your operations at the Premises.
8.            Hazardous Materials Disclosures

8.1	Does your company handle hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 55 gallons, or 200 cubic feed per month? Yes [ ]No [ ]

8.2	Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

Yes [   ]No [   ]

If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

8.3	Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

Yes [   ]No [   ]

If yes, please explain:

8.4	Has your company adopted any voluntary environmental, health or safety program? Yes [ ]No [ ]

9.            Enforcement Actions and Complaints

9.1	With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

Yes [   ]No [   ]

If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents.  Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 6.3 of the signed Lease Agreement.

9.2	Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

Yes [   ]No [   ]

If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord.  Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 6.3 of the signed Lease Agreement.

9.3	Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

Yes [   ]No [   ]

If yes, please describe.  Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

9.4	Has an environmental audit ever been conducted at your company's current facility? Yes [ ]No [ ] If so, identify who conducted the audit and when it was conducted.

10.            Permits and Licenses

10.1	Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.
SMRH:408132151.11

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 20.22 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate.  Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease Agreement with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws;  (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives.  Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)                                                                                    , acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

Tenant:	RAPTOR PHARMACEUTICAL CORP., a Delaware corporation By: Name: Title: Date:

SMRH:408132151.11